As filed with the Securities and Exchange Commission on May 26, 2006

1933 Act File No. 33-71320 1940 Act File No. 811-8134

SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM N-1A REGISTRATION STATEMENT UNDER THE SECURITIES ACT of 1933 [ ] POST-EFFECTIVE AMENDMENT NO. 21 [X] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ ] AMENDMENT NO. 22 [X]

EATON VANCE MUNICIPALS TRUST II (Exact Name of Registrant as Specified in Charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109 (Address of Principal Executive Offices)

(617) 482-8260 (Registrant’s Telephone Number)

ALAN R. DYNNER The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109 (Name and Address of Agent for Service)

It is proposed that this filing will become effective pursuant to Rule 485 (check appropriate box):
[ ] immediately upon filing pursuant to paragraph (b)	[ ] on (date) pursuant to paragraph (a)(1)
[X] on June 1, 2006 pursuant to paragraph (b)	[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] 60 days after filing pursuant to paragraph (a)(1)	[ ] on (date) pursuant to paragraph (a)(2)
If appropriate, check the following box:
[ ] this post effective amendment designates a new effective date for a previously filed post-effective amendment.

Eaton Vance Florida Insured Municipals Fund
Eaton Vance Hawaii Municipals Fund
Eaton Vance Kansas Municipals Fund

Mutual funds providing tax-exempt income

Prospectus Dated ^June 1, 2006

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Information in this prospectus
	Page		Page

Fund Summaries	2	Sales Charges	^15
Investment Objectives & Principal Policies and Risks	9	Redeeming Shares	^17
Management and Organization	11	Shareholder Account Features	^17
Valuing Shares	12	Tax Information	^19
Purchasing Shares	12	Financial Highlights	^21

This prospectus contains important information about the Funds and the services available to shareholders. Please save it for reference.

Fund Summaries

This section summarizes the investment objectives and principal strategies and risks of investing in an Eaton Vance Municipal Fund. You will find more specific information about each Fund in the pages that follow.

Investment Objectives and Principal Strategies

The investment objective of each Fund is to provide current income exempt from regular federal income tax and from particular state or local income or other taxes. Under normal market circumstances, each Fund will invest at least 80% of its net assets in municipal obligations that are exempt from such taxes. The Hawaii Fund and Kansas Fund primarily invest in investment grade municipal obligations (those rated BBB or Baa or higher^), but may also invest in lower rated obligations. The Florida Insured Fund primarily invests in high grade municipal obligations which are insured as to the timely payment of principal and interest. Each Fund normally acquires municipal obligations with maturities of ten years or more.

Each Fund may concentrate in certain types of municipal obligations (such as industrial development bonds, housing bonds, hospital bonds or utility bonds), so Fund shares could be affected by events that adversely affect a particular sector. Each Fund may purchase derivative instruments (such as inverse floaters, futures contracts and options thereon, interest rate swaps, and forward rate contracts), bonds that do not make regular payments of interest, bonds issued on a when-issued basis and municipal leases. The portfolio managers may also trade securities to minimize taxable capital gains to shareholders. A portion of the Florida Insured and Hawaii Funds’ distributions generally will be subject to the federal alternative minimum tax.

^

Principal Risk Factors

Obligations with maturities of ten years or more may offer higher yields than obligations with shorter maturities, but they are subject to greater fluctuations in value when interest rates change. When interest rates rise or when the supply of suitable bonds exceeds the market demand, the value of Fund shares typically will decline. A Fund’s yield will also fluctuate over time. Each Fund invests a significant portion of assets in obligations of issuers located in a single state and is sensitive to factors affecting that state, such as changes in the economy, decreases in tax collection or the tax base, legislation which limits taxes and changes in issuer credit ratings.

Because obligations rated BBB or Baa and obligations rated below BBB or Baa (so-called “junk bonds”) are more sensitive to the financial soundness of their issuers than higher quality obligations, Hawaii Fund and Kansas Fund shares, as a general matter, may fluctuate more in value than shares of a fund investing solely in higher quality obligations. Obligations rated BBB or Baa have speculative characteristics, while lower rated obligations are predominately speculative. The credit ratings assigned a state’s general obligations (if any) by Standard & Poor’s Ratings Group (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) and Fitch Ratings (“Fitch”) are described in the Fund-specific summaries that follow this page.

A Fund’s use of derivatives ^may expose the Fund to increased risk of principal loss due to imperfect correlation, failure of the counterparty and unexpected price or interest rate movements. Inverse floaters are volatile and involve leverage risk. Bonds that do not make regular interest payments may experience greater volatility in response to interest rate changes. When-issued securities are subject to the risk that when delivered to the Fund they will be worth less than the price the Fund agreed to pay for them. Municipal leases often require a legislative appropriation of funds for payment. If the necessary appropriation is not made, the issuer of the lease may not be able to meet its obligations.

As a non-diversified fund, a Fund may invest a larger portion of its assets in the obligations of a limited number of issuers than may a diversified fund. This makes a Fund more susceptible to adverse economic, business or other developments affecting such issuers. A Fund may invest, with respect to 50% of its total assets, more than 5% (but not more than 25%) of its total assets in securities of any one issuer, other than U.S. Government securities.

No Fund is a complete investment program and you may lose money by investing in a Fund. An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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Eaton Vance Florida Insured Municipals Fund

The Florida Insured Fund’s investment objective is to provide current income exempt from regular federal income tax in the form of an investment exempt from Florida intangibles tax. Florida general obligations currently are rated ^Aa1, AAA and AA+ ^by Moody’s, S&P and Fitch, respectively.

Performance Information. The following bar chart and table provide information about the Florida Insured Fund’s performance for each calendar year through December 31, ^2005. The returns in the bar chart are for Class B shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The table contains returns for each Class of shares and a comparison to a national index of municipal bonds. No performance is shown for Class C shares because they have not been offered prior to the date of this prospectus. Returns in the table for Class B shares are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.^

During the ten years ended December 31, ^2005, the highest quarterly total return for Class B was ^6.^25% for the quarter ended ^December 31, ^2000, and the lowest quarterly return was –3.11% for the quarter ended March 31, 1996. The year-to-date total return through the end of the most recent calendar quarter (December 31, ^2005 to March 31, ^2006) was ^1.^07%. For the 30 days ended ^January 31, 2006, the SEC yield and SEC tax-equivalent yield ^(assuming a ^federal income tax rate of 35.00%) for Class A shares were 3.^73% and 5.^74%, respectively, and for Class B shares were 3.^17% and 4.^88%, respectively. A lower tax rate would result in lower tax-equivalent yields. For current yield information call 1-800-225-6265.

	One	Five	Ten
Average Annual Total Return as of December 31, ^2005	Year	Years	Years

Class A Return Before Taxes	^–^1.^22%	^^3.^83%	^^4.^45%
Class B Return Before Taxes	^–^1.^97%	^^3.^78%	^4.^20%
Class B Return After Taxes on Distributions	^–^2.^59%	^^3.^65%	^4.^12%
Class B Return After Taxes on Distributions and the Sale of Class B Shares	^–0.^59%	^^3.^70%	^4.^12%
Lehman Brothers Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	^^3.^51%	^^5.^59%	^^5.^71%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge ("CDSC") for Class B. The Lehman Brothers Municipal Bond Index is ^an unmanaged index of municipal bonds. Investors cannot invest directly in an Index. (Source for Lehman Brothers Municipal Bond Index: Lipper Inc.)

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. The Fund’s performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated. For the Fund’s performance as of the most recent month-end, please refer to www.eatonvance.com.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from after-tax returns presented for Class B shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

3

Florida Insured Fund Fees and Expenses. These tables describe the fees and expenses that you may pay if you buy and hold shares.

^. .

Shareholder Fees
(fees paid directly from your investment)	Class A	Class B	Class C

Maximum Sales Charge (Load) (as a percentage of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the
lower of net asset value at time of purchase or redemption)	None	5.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Distributions	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)	Class A	Class B	Class C

Management Fees	0.25%	0.25%	0.25%

Distribution and Service (12b-1) Fees	^0.20%	0.95%	0.95%
Other Expenses*	^0.27%	^0.27%	0.27%
Total Annual Fund Operating Expenses	^0.72%	^1.47%	1.47%

*Other Expenses for Class ^C shares is estimated.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:^

	1 Year	3 Years	5 Years	10 Years

Class A shares	^$545	^$694	^$857	^$1,327
Class B shares*	^$650	^$865	^$1,003	^$1,554
Class C shares	$250	$465	$ 803	$1,757

You would pay the following expenses if you did not redeem your shares:^

	1 Year	3 Years	5 Years	10 Years

Class A shares	^$545	^$694	^$857	^$1,327
Class B shares*	^$150	^$465	^$803	^$1,554
Class C shares	$150	$465	$803	$1,757

* Reflects the expenses of Class A after eight years because Class B shares automatically convert to Class A shares after eight years.

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Eaton Vance Hawaii Municipals Fund

The Hawaii Fund’s investment objective is to provide current income exempt from regular federal income tax and Hawaii state individual income taxes. Hawaii general obligations currently are rated ^A2, A- and AA by Moody’^s, S&P and Fitch, respectively.

Performance Information. The following bar chart and table provide information about the Hawaii Fund’s performance for each calendar year through December 31, ^2005. The returns in the bar chart are for Class B shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The table contains returns for each Class of shares and a comparison to a national index of municipal bonds. Returns in the table for Class B shares are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.^

During the ten years ended December 31, ^2005, the highest quarterly total return for Class B was ^5.^72% for the quarter ended ^December 31, ^2000, and the lowest quarterly return was –2.83% for the quarter ended September 30, 1999. The year-to-date total return through the end of the most recent calendar quarter (December 31, ^2005 to March 31, ^2006) was ^1.^37%. For the 30 days ended ^January 31, 2006, the SEC yield and SEC tax-equivalent yield (assuming a combined state and federal income tax rate of 40.36%) for Class A shares were 3.^49% and 5.^85%, respectively, and for Class B shares were 2.^91% and 4.^88%, respectively. A lower tax rate would result in lower tax-equivalent yields. For current yield information call 1-800-225-6265.

	One	Five	Ten
Average Annual Total Return as of December 31, ^2005	Year	Years	Years

Class A Return Before Taxes	–^2.^31%	^^3.^77%	^^4.^33%
Class B Return Before Taxes	^–^3.^09%	^^3.^67%	^^4.^10%
Class B Return After Taxes on Distributions	^–^3.^68%	^^3.^52%	^^4.^00%
Class B Return After Taxes on Distributions and the Sale of Class B Shares	^–^1.35%	^^3.^57%	^^4.^02%
Lehman Brothers Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	^^3.^51%	^^5.^59%	^^5.^71%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable CDSC for Class B. The Lehman Brothers Municipal Bond Index is ^an unmanaged index of municipal bonds. Investors cannot invest directly in an Index. (Source for Lehman Brothers Municipal Bond Index: Lipper Inc.)

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. The Fund’s performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated. For the Fund’s performance as of the most recent month-end, please refer to www.eatonvance.com.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from after-tax returns presented for Class B shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

5

Hawaii Fund Fees and Expenses. These tables describe the fees and expenses that you may pay if you buy and hold shares.

.

Shareholder Fees
(fees paid directly from your investment)	Class A	Class B

Maximum Sales Charge (Load)(as a percentage of offering price)	4.75%	None
Maximum Deferred Sales Charge (Load)(as a percentage of the lower
of net asset value at time of purchase or time of redemption)	None	5.00%
Maximum Sales Charge (Load)Imposed on Reinvested Distributions	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)	Class A	Class B

Management Fees	0.15%	0.15%
Distribution and Service (12b-1) Fees	^0.20%	0.95%
Other Expenses^	^0.^^53^%	^0.^53%
Total Annual Fund Operating Expenses	0.^88%	1.^63%

^

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	^1 Year	3 Years	5 Years	10 Years

Class A shares	$^561	$^742	$ 939^	$1,^508
Class B shares*	$^666	$^914	$1,^087	$^1,^732

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years

Class A shares	$^561	$^742	$939^	$1,^508
Class B shares*	$^166	$514^	$887^	$^1,^732

* Reflects the expenses of Class A after eight years because Class B shares automatically convert to Class A shares after eight years.

6

Eaton Vance Kansas Municipals Fund

The Kansas Fund’s investment objective is to provide current income exempt from regular federal income tax and Kansas state personal income taxes. Kansas currently has no long-term debt outstanding; therefore, there is no rating for Kansas general obligation bonds. Certain certificates of participation issued by the State of Kansas are rated ^Aa2 by Moody’s and ^AA+ by S&P.

Performance Information. The following bar chart and table provide information about the Kansas Fund’s performance for each calendar year through December 31, ^2005. The returns in the bar chart are for Class B shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The table contains returns for each Class of shares and a comparison to a national index of municipal bonds. No performance is shown for Class C shares because they have not been offered prior to the date of this prospectus. Returns in the table for Class B shares are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.^

During the ten years ended December 31, ^2005, the highest quarterly total return for Class B was ^6.^06% for the quarter ended ^December 31, ^2000, and the lowest quarterly return was –2.36% for the quarter ended September 30, 1999. The year-to-date total return through the end of the most recent calendar quarter (December 31, ^2005 to March 31, ^2006) was ^1.^13%. For the 30 days ended ^January 31, 2006, the SEC yield and SEC tax-equivalent yield (assuming a combined state and federal income tax rate of 39.19%) for Class A shares were 3.^36% and 5.^53%, respectively, and for Class B shares were 2.^78% and 4.^57%, respectively. A lower tax rate would result in lower tax-equivalent yields. For current yield information call 1-800-225-6265.

	One	Five	Ten
Average Annual Total Return as of December 31, ^2005	Year	Years	Years

Class A Return Before Taxes	^–^1.^98%	^^3.^79%	^4.^53%
Class B Return Before Taxes	^–^2.^74%	^^3.^72%	^4.^31%
Class B Return After Taxes on Distributions	^–3.^32%	^^3.^60%	^4.^20%
Class B Return After Taxes on Distributions and the Sale of Class B Shares	^–^1.^14%	^^3.^62%	^4.^20%
Lehman Brothers Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	^^3.^51%	^^5.^59%	^^5.^71%

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable CDSC for Class B. The Lehman Brothers Municipal Bond Index is ^an unmanaged index of municipal bonds. Investors cannot invest directly in an Index. (Source for Lehman Brothers Municipal Bond Index: Lipper Inc.)

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than the quoted return. The Fund’s performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated. For the Fund’s performance as of the most recent month-end, please refer to www.eatonvance.com.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from after-tax returns presented for Class B shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

7

Kansas Fund Fees and Expenses. These tables describe the fees and expenses that you may pay if you buy and hold shares.

^. .

Shareholder Fees
(fees paid directly from your investment)	Class A	Class B	Class C

Maximum Sales Charge (Load) (as a percentage of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the
lower of net asset value at time of purchase or redemption)	None	5.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Distributions	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)	Class A	Class B	Class C

Management Fees	^0.16%	^0.16%	0.16%

Distribution and Service (12b-1) Fees	^0.20%	0.95%	0.95%
Other Expenses*	^0.47%	^0.47%	0.47%
Total Annual Fund Operating Expenses	^0.83%	^1.58%	1.58%

* Other Expenses for Class ^C shares is estimated.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:^

	1 Year	3 Years	5 Years	10 Years

Class A shares	^$556	^$727	^$914	^$1,452
Class B shares*	^$661	^$899	^$1,060	^$1,677
Class C shares	$261	$499	$ 860	$1,878

You would pay the following expenses if you did not redeem your shares:^

	1 Year	3 Years	5 Years	10 Years

Class A shares	^$556	^$727	^$914	^$1,452
Class B shares*	^$161	^$499	^$860	^$1,677
Class C shares	$161	$499	$860	$1,878

* Reflects the expenses of Class A after eight years because Class B shares automatically convert to Class A shares after eight years.

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Investment Objectives & Principal Policies and Risks

The investment objective of each Fund is to provide current income exempt from regular federal income tax and particular state or local income or other taxes. Each Fund seeks to achieve its objective by investing primarily (i.e., at least 80% of its net assets during periods of normal market conditions) in municipal obligations, the interest on which is exempt from regular federal income tax and from the state taxes which, in accordance with the Fund’s investment objective, the Fund seeks to avoid. This is a fundamental policy of each Fund which only may be changed with shareholder approval. For purposes of the policy, ^“net assets^” includes any borrowings for investment purposes. Each Fund’s investment objective and certain other policies may be changed by the Trustees without shareholder approval. There is no present intention to make any such change and shareholders will receive 60 days’ notice of any material change in a Fund’s investment objective.

At least 75% of the Hawaii Fund’s and the Kansas Fund’s net assets will normally be invested in municipal obligations rated at least investment grade at the time of investment (which are those rated Baa or higher by Moody’s, or BBB or higher by either S&P or Fitch) or, if unrated, determined by the investment adviser to be of at least investment grade quality. The balance of the Hawaii Fund’s and the Kansas Fund’s net assets may be invested in municipal obligations rated below investment grade and in unrated municipal obligations considered to be of comparable quality by the investment adviser. Municipal obligations rated Baa or BBB or below have speculative characteristics, while lower-quality obligations are predominately speculative. Also, changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of lower-rated obligations to make principal and interest payments. Lower-rated obligations also, as a general matter, may be subject to greater price volatility than higher rated obligations. No Fund will invest more than 10% of its net assets in obligations rated below B by Moody’s, S&P or Fitch, or in unrated obligations considered to be of comparable quality by the investment adviser.

At least 80% of the Florida Insured Fund’s net assets will normally be invested in obligations rated in the highest rating category at the time of investment (which is Aaa by Moody’s or AAA by S&P or Fitch) or, if unrated, determined to be of comparable quality by the investment adviser. The balance of the Florida Insured Fund’s net assets may be invested in obligations rated below Aaa or AAA (but not lower than BBB or Baa) and comparable unrated obligations. At least 80% of the Florida Insured Fund’s net assets will normally be invested in obligations that are insured as to principal and interest payments by insurers having a claims-paying ability rated Aaa by Moody’s or AAA by S&P or Fitch. This insurance does not protect the market value of such obligations or the net asset value of the Florida Insured Fund. The value of an obligation will be affected by the credit standing of its insurer.

Municipal obligations include bonds, notes and commercial paper issued by a ^municipality, a group of municipalities or participants in qualified issues of tax-exempt debt for a wide variety of both public and private purposes. Municipal obligations also include municipal leases and participations in municipal leases. The obligation of the issuer to meet its obligations under such leases is often subject to the appropriation by the appropriate legislative body, on an annual or other basis, of funds for the payment of the obligations. Certain municipal obligations may be purchased on a “when-issued” basis, which means that payment and delivery occur on a future settlement date. The price and yield of such securities are generally fixed on the date of commitment to purchase.

The investment adviser’s process for selecting securities for purchase and sale is research intensive and emphasizes the creditworthiness of the issuer or other person obligated to repay the obligation.

The interest on municipal obligations is (in the opinion of the issuer’s counsel) exempt from regular federal income tax. Interest income from certain types of municipal obligations generally will be subject to the federal alternative minimum tax (the “AMT”) for individuals. Distributions to corporate investors may also be subject to the AMT. The Florida Insured and Hawaii Funds may not be suitable for investors subject to the AMT. The Kansas Fund will not invest in an obligation if the interest on that obligation is subject to the AMT.

Although each Fund may invest in securities of any maturity, it is expected that a Fund will normally acquire securities with maturities of ten years or more at the time of investment. Many obligations permit the issuer at its option to “call,” or redeem, its securities. As such, the effective maturity of an obligation may be less than ten years as the result of call provisions. The effective maturity of an obligation is its likely redemption date after consideration of any call or redemption features. If an issuer calls securities during a time of declining interest rates, it may not be possible to reinvest the proceeds in securities providing the same investment return as the securities redeemed. The average maturity of a Fund’s holdings may vary depending on market conditions.

Under normal conditions, each Fund invests at least 65% of its total assets in obligations issued by its respective state or its political subdivisions, agencies, authorities and instrumentalities. Municipal obligations of issuers in a single state may be

9

adversely affected by economic developments (including insolvency of an issuer) and by legislation and other governmental activities in that state. Each Fund may also invest up to 35% of its net assets in municipal obligations issued by the governments of Puerto Rico, the U.S. Virgin Islands and Guam. Moody’s currently rates Puerto Rico general obligations ^Baa and S&P rates them ^BBB. S&P currently rates Guam general obligations B. Obligations issued by the U.S. Virgin Islands are not currently rated.

Each Fund may invest 25% or more of its total assets in municipal obligations in the same sector (such as leases, housing finance, public housing, municipal utilities, hospital and health facilities or industrial development). This may make a Fund more susceptible to adverse economic, political or regulatory occurrences or adverse court decisions affecting a particular sector.

The net asset value of the Fund’s shares will change in response to changes in prevailing interest rates and changes in the value of securities held by the Fund. The value of securities held will be affected by the credit quality of the issuer of the obligation, and general economic and business conditions that affect the specific economic sector of the issuer. Changes by rating agencies in the rating assigned to an obligation may also affect the value of that obligation.

Each Fund may purchase derivative instruments, which derive their value from another instrument, security or index. For example, a Fund may invest in municipal securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index (“inverse floaters”). An investment in inverse floaters may involve greater risk than an investment in a fixed rate bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value and income of an inverse floater is generally more volatile than that of a fixed rate bond. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively volatile. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline.

Each Fund may also purchase and sell various kinds of financial futures contracts and options thereon to hedge against changes in interest rates or as a substitute for the purchase of portfolio securities. Each Fund may also enter interest rate ^swaps, forward rate ^contracts and credit derivatives, which may include credit default swaps, total return swaps or credit options, as well as purchase an instrument that has greater or lesser credit risk than the municipal bonds underlying the instrument. The use of derivative instruments for both hedging and investment purposes involves a risk of loss or depreciation due to a variety of factors including counterparty risk, unexpected market, interest rate or securities price movements, and tax and regulatory constraints. The use of derivatives is highly specialized and engaging in derivative transactions for purposes other than hedging is speculative. Derivative hedging transactions may not be effective because of imperfect correlations and other factors.

Each Fund may invest in zero coupon bonds, which do not require the issuer to make periodic interest payments. The values of these bonds are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently. Each Fund accrues income on these investments and is required to distribute that income each year. Each Fund may be required to sell securities to obtain cash needed for income distributions.

The limited liquidity of certain securities in which each Fund may invest (including those eligible for resale under Rule 144A of the Securities Act of 1933) could affect their market prices, thereby adversely affecting net asset value and the ability to pay income. The amount of publicly available information about certain municipal obligations may be limited and the investment performance of a Fund may be more dependent on the portfolio manager’s analysis than if this were not the case.

Each Fund may borrow amounts up to one-third of the value of its total assets (including borrowings), but it will not borrow more than 5% of the value of its total assets except to satisfy redemption requests or for other temporary purposes. Such borrowings would result in increased expense to a Fund and, while they are outstanding, would magnify increases or decreases in the value of Fund shares. No Fund will purchase additional investment securities while outstanding borrowings exceed 5% of the value of its total assets.

During unusual market conditions, each Fund may temporarily invest up to 50% of its total assets in cash or cash equivalents, which is not consistent with a Fund’s investment objective. While temporarily invested, a Fund may not achieve its objective, and interest income from temporary investments may be taxable. Each Fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or the Statement of Additional Information. While at times a Fund may use alternative investment strategies in an effort to limit its losses, it may choose not to do so.

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Management and Organization

Management. Each Fund’s investment adviser is Boston Management and Research (“BMR”), a subsidiary of Eaton Vance Management (“Eaton Vance”), with offices at The Eaton Vance Building, 255 State Street, Boston, MA 02109. Eaton Vance has been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance and its subsidiaries currently manage ^over $115 billion on behalf of mutual funds, institutional clients and individuals.

The investment adviser manages the investments of each Fund. Under its investment advisory agreement with each Fund, BMR receives a monthly advisory fee equal to the aggregate of a daily asset based fee and a daily income based fee. The fees are applied on the basis of the following categories.

		Annual	Daily
Category	Daily Net Assets	Asset Rate	Income Rate

1	up to $20 million	0.100%	1.00%
2	$20 million but less than $40 million	0.200%	2.00%
3	$40 million but less than $500 million	0.300%	3.00%
4	$500 million but less than $1 billion	0.275%	2.75%
5	$1 billion but less than $1.5 billion	0.250%	2.50%
6	$1.5 billion but less than $2 billion	0.225%	2.25%
7	$2 billion but less than $3 billion	0.200%	2.00%
8	$3 billion and over	0.175%	1.75%

^For the fiscal year ended ^January 31, 2006, BMR earned advisory fees equivalent to the percentage of average daily net assets stated below.

Net Assets on
	^January 31, 2006	Advisory Fee

Florida Insured	$^44^,^546,^369	0.25^%^
Hawaii	$^16,^920,^103	0.15%^
Kansas	$^22,^182,^894	0.^16%^

^Each Fund’s most recent shareholder report provides information regarding the basis for the Trustees’ approval of each Fund’s investment advisory agreement.

Craig Brandon is the portfolio manager of the Florida Insured Fund (since September 13, 2004). Robert B. MacIntosh is the portfolio manager of the Hawaii Fund (since it commenced operations). Thomas M. Metzold is the portfolio manager of the Kansas Fund (since January 17, 2000). Each portfolio manager also manages other Eaton Vance portfolios, and Mr. MacIntosh and Mr. Metzold have been Eaton Vance portfolio managers for more than five years, and are Vice Presidents of Eaton Vance and BMR. Mr. Brandon was appointed portfolio manager in 2004 and has been a municipal credit analyst at Eaton Vance for more than five years. He has been a Vice President of Eaton Vance and BMR since November, 2001.

The Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of ^Fund shares with respect to which that portfolio manager has management responsibilities.

Eaton Vance serves as the administrator of each Fund, providing each Fund with administrative services and related office facilities. Eaton Vance does not currently receive a fee for serving as administrator.

Eaton Vance also serves as the sub-transfer agent for each Fund. For the sub-transfer agency services it provides, Eaton Vance receives an aggregate fee based upon the actual expenses it incurs in the performance of sub-transfer agency services. This fee is paid to Eaton Vance by a Fund’s transfer agent from the fees ^the transfer agent receives from the Eaton Vance funds^.

Organization. Each Fund is a series of Eaton Vance Municipals Trust II (the "Trust"), a Massachusetts business trust. Each Fund offers multiple classes of shares. Each Class represents a pro rata interest in a Fund but is subject to different expenses and rights. The Funds do not hold annual shareholder meetings but may hold special meetings for matters that require shareholder approval (such as electing or removing trustees, approving management or advisory contracts or changing investment policies that may only be changed with shareholder approval).

^Each Fund’s investment policies include a fundamental investment provision allowing the Fund to invest its assets in one or more open-end investment companies having substantially the same investment objective, policies and restrictions as

11

the Fund. Any such company or companies would be advised by the Fund’s investment adviser (or an affiliate) and the Fund would not pay directly any advisory fee with respect to the assets so invested. Each Fund may initiate investments in one or more investment companies at any time without shareholder approval.

Because the Funds use this combined prospectus, a Fund could be held liable for a misstatement or omission made about another Fund. The Trust’s Trustees considered this risk in approving the use of a combined prospectus.

Valuing Shares

Each Fund values its shares once each day only when the New York Stock Exchange is open for trading (typically Monday through Friday), as of the close of regular trading on the Exchange (normally 4:00 p.m. eastern time). The purchase price of Fund shares is their net asset value (plus a sales charge for Class A shares), which is derived from the value of Fund holdings. When purchasing or redeeming Fund shares, your investment dealer must communicate your order to the principal underwriter by a specific time each day in order for the purchase price or the redemption price to be based on that day’s net asset value per share. It is the investment dealer’s responsibility to transmit orders promptly. Each Fund may accept purchase and redemption orders as of the time of their receipt by certain investment dealers (or their designated intermediaries).

The Trustees have adopted procedures for valuing investments and have delegated to the investment adviser the daily valuation of such investments. Municipal obligations owned by the Funds are normally valued on the basis of valuations furnished by a pricing service. The pricing service considers various factors relating to bonds and market transactions to determine value. In certain situations, the investment adviser may use the fair value of a security if market prices are unavailable or deemed unreliable. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. The investment adviser expects to use fair value pricing for municipal obligations under limited circumstances, such as when an obligation is not priced by the pricing service or is in default. Eaton Vance has established a Valuation Committee that oversees the valuation of investments.

Purchasing Shares

^You may purchase shares through your investment dealer or by mailing an account application form to the transfer agent (see back cover for address). You may request an account application by calling 1-800-262-1122. Your initial investment must be at least $1,000. ^ ^

After your initial investment, additional investments ^may be made at any time by sending a check payable to the order of the Fund or the transfer agent directly to the transfer agent (see back cover for address)^. Please include your name and account number and the name of the Fund and Class of shares with each investment.

You may make automatic investments of $50 or more each month or each quarter from your bank account. You can establish bank automated investing on the account application or by calling 1-800-262-1122. The minimum initial investment amount and Fund policy of redeeming accounts with low account balances are waived for bank automated investing accounts, certain group purchase plans (including proprietary fee-based programs sponsored by broker-dealers) and for persons affiliated with Eaton Vance and ^certain Fund service ^providers (as described in the Statement of Additional Information).

Purchase orders will be executed at the net asset value next determined after their receipt by a Fund. A Fund or your investment dealer must receive your purchase order no later than the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) in order for your purchase to be effected at that day’s net asset value. If you purchase shares through an investment dealer (which includes brokers, dealers and other financial institutions), that dealer may charge you a fee for executing the purchase for you. Each Fund may suspend the sale of its shares at any time and any purchase order may be refused.

Restrictions on Excessive Trading and Market Timing. The Funds are not intended for excessive trading or market timing. Market timers seek to profit by rapidly switching money into a fund when they expect the share price of the fund to rise and taking money out of the fund when they expect those prices to fall. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a fund’s shares may dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, excessive purchases and sales or exchanges of a fund’s shares may cause a fund to have difficulty implementing its investment strategies, may force the fund to sell portfolio securities at inopportune times to raise cash or may cause increased expenses (such as

12

increased brokerage costs, realization of taxable capital gains without attaining any investment advantage or increased administrative costs).

A fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid (including certain municipal obligations) is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as “price arbitrage”). ^The investment adviser is authorized to use the fair value of a security if ^prices are unavailable or are deemed unreliable (see “Valuing Shares”). The use of fair value pricing and the restrictions on excessive trading and market timing described below are intended to reduce a shareholder’s ability to engage in price arbitrage to the detriment of the Funds.

The Boards of Trustees of the Eaton Vance funds have adopted policies to discourage short-term trading and market timing and to seek to minimize their potentially detrimental effects. Pursuant to these policies, if an investor (through one or more accounts) makes more than two round-trip exchanges (exchanging from one fund to another fund and back again) within 12 months, it will be deemed to constitute market timing or excessive trading. Under the policies, each Fund or its principal underwriter will reject or cancel a purchase order, suspend or terminate the exchange privilege or terminate the ability of an investor to invest in the Eaton Vance funds if the Fund or the principal underwriter determines that a proposed transaction involves market timing or excessive trading that it believes is likely to be detrimental to the Fund. Each Fund and its principal underwriter cannot ensure that they will be able to identify all cases of market timing and excessive trading, although they believe they have adequate procedures in place to attempt to do so. Each Fund or its principal underwriter may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in each Fund are inherently subjective and will be made in a manner believed to be in the best interest of a Fund’s shareholders. No Eaton Vance fund has any arrangement to permit market timing.

The Funds and the principal underwriter have provided guidance to financial intermediaries (such as banks, broker-dealers, insurance companies and retirement administrators) concerning the application of the Eaton Vance funds’ market timing and excessive trading policies to Fund shares held in omnibus accounts maintained and administered by such intermediaries, including guidance concerning situations where market timing or excessive trading is considered to be detrimental to a Fund. Each Fund or its principal underwriter may rely on a financial intermediary’s policy to restrict market timing and excessive trading if it believes that policy is likely to prevent market timing that is likely to be detrimental to each Fund. Such policy may be more or less restrictive than a Fund’s policy. Each Fund and the principal underwriter cannot ensure that these financial intermediaries will in all cases apply the policies of the Funds or their own policies, as the case may be, to accounts under their control.

Choosing a Share Class. Each Fund offers different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different sales charges and expenses and will likely have different share prices due to differences in class expenses. In choosing the class of shares that suits your investment needs, you should consider:

  how long you expect to own your shares;
  how much you intend to invest;
  the sales charge and total operating expenses associated with owning each class; and
  whether you qualify for a reduction or waiver of any applicable sales charges (see “Reducing or Eliminating Class A Sales Charges” under “Sales Charges” below).

Each investor’s considerations are different. You should speak with your investment dealer to help you decide which class of shares is best for you. Set forth below is a brief description of each class of shares offered by the Funds.

Class A shares are offered at net asset value plus a front-end sales charge of up to 4.75% . This charge is deducted from the amount you invest. The Class A sales charge is reduced for purchases of $25,000 or more. The sales charge applicable to your purchase may be reduced under the right of accumulation or a statement of intention, which are described in “Reducing or Eliminating Class A Sales Charges” under “Sales Charges” below. Some investors may be eligible to purchase Class A shares at net asset value under certain circumstances, which are also described below. Class A shares pay distribution and service fees equal to 0.20% annually of average daily net assets. Returns on Class A shares are generally higher than returns on Class B and Class C shares because Class A has lower annual expenses than those Classes.

Class B shares are offered at net asset value with no front-end sales charge. If you sell your Class B shares within six years of purchase, you generally will be subject to a contingent deferred sales charge or “CDSC”. The amount of the CDSC applicable to a redemption of Class B shares decreases over six years, as described in the CDSC

13

schedule in “Contingent Deferred Sales Charge” under “Sales Charges” below. The CDSC is deducted from your redemption proceeds. Under certain circumstances, the Class B CDSC may be waived (such as in the case of the death of the shareholder). See “CDSC Waivers” under “Sales Charges” below. Class B shares pay distribution fees and service fees equal to 0.95% annually of average daily net assets. Returns on Class B shares are generally lower than returns on Class A shares because Class B has higher annual expenses than Class A. Class B shares automatically convert to Class A shares after eight years. Because the sales charge applicable to Class A shares is reduced for larger purchases and Class A has lower operating expenses, purchasing Class B shares may not be appropriate if you are investing a large amount.

Orders for Class B shares of one or more Eaton Vance funds will be refused when the total value of the purchase (including the aggregate value of all Eaton Vance fund shares held within the purchasing shareholder’s account) is $100,000 or more. Investors considering cumulative purchases of $100,000 or more, or who, after a purchase of shares, would own shares of Eaton Vance funds with a current market value of $100,000 or more, should consider whether Class A shares would be more advantageous and consult their investment dealer.

Class ^C shares are offered at net asset value with no front-end sales charge. If you sell your Class ^C shares within ^one year of purchase, you generally will be subject to a ^CDSC^. The CDSC is deducted from your redemption proceeds. Under certain circumstances, the Class ^C CDSC may be waived (such as ^certain redemptions from tax-deferred retirement plan accounts). See “CDSC Waivers” under “Sales Charges” below. Class ^C shares pay distribution fees and service fees equal to ^0.95% annually of average daily net assets. Returns on Class ^C shares are generally lower than returns on Class A shares because Class ^C has higher annual expenses than Class A^.

Orders for Class ^C shares of one or more Eaton Vance funds will be refused when the total value of the purchase (including the aggregate value of all ^Eaton Vance fund shares held within the purchasing shareholder’s account) is $^1,000,000 or more. Investors considering cumulative purchases of $^1,000,000 or more, or who, after a purchase of ^shares, would own shares of Eaton Vance funds with a current market value of $^1,000,000 or more, should consider whether Class A shares would be more advantageous and consult their investment dealer.

Payments to Investment Dealers. In connection with sales of Fund shares, an investment dealer may receive sales charges and Fund ^distributions and service fees as described below. Sales charges, distribution fees and service fees paid to investment dealers vary by share class. In addition, the principal underwriter, out of its own resources, may make cash payments to certain investment dealers who provide marketing support, transaction processing and/or administrative services and, in some cases, include some or all Eaton Vance funds in ^specialized selling programs. Payments made by the principal underwriter to an investment dealer may be significant and are typically in the form of fees based on Fund sales, assets, transactions processed and/or accounts attributable to that investment dealer. Investment dealers also may receive amounts from the principal underwriter in connection with educational or due diligence meetings that include information concerning Eaton Vance funds. The principal underwriter may pay or allow other promotional incentives or payments to investment dealers to the extent permitted by applicable laws and regulations.

Certain investment dealers that maintain “street name” or omnibus accounts provide sub-accounting, recordkeeping and/ or administrative services to the Eaton Vance funds and are compensated for such services by the funds. As used in this prospectus, the term “investment dealer” includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, their designated intermediaries and any other firm having a selling, administration or similar agreement with the principal underwriter or its affiliates.

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Sales Charges

Class A Front-End Sales Charge. Class A shares are offered at net asset value per share plus a sales charge that is determined by the amount of your investment. The current sales charge schedule is:

	Sales Charge*	Sales Charge*	Dealer Commission
	as Percentage of	as Percentage of Net	as Percentage of
Amount of Purchase	Offering Price	Amount Invested	Offering Price

Less than $25,000	4.75%	4.99%	4.50%
$25,000 but less than $100,000	4.50%	4.71%	4.25%
$100,000 but less than $250,000	3.75%	3.90%	3.50%
$250,000 but less than $500,000	3.00%	3.09%	2.75%
$500,000 but less than $1,000,000	2.00%	2.04%	2.00%
$1,000,000 or more	0.00**	0.00**	1.00%

*	Because the offering price per share is rounded to two decimal places, the actual sales charge you pay on a purchase of Class A shares may be more or less than your total purchase amount multiplied by the applicable sales charge percentage.

**	No sales charge is payable at the time of purchase on investments of $1 million or more. A CDSC of 1.00% will be imposed on such investments (as described below) in the event of redemptions within 18 months of purchase.

The principal underwriter will pay an upfront commission of 1.00% to investment dealers on sales of $1 million or more. For Class A share purchases in a single fund in a single transaction totaling $5 million or more, the principal underwriter will pay investment dealers this 1.00% commission monthly in arrears. The rate will be applied to the amount originally invested minus any redemptions (as calculated at month end) and will be paid ratably over the first 18 months after the investment is made.

The principal underwriter may pay commissions of up to 1.00% on sales of Class A shares made at net asset value through the Eaton Vance Supplemental Retirement Account.

Reducing or Eliminating Class A Charges. Front-end sales charges on purchases of Class A shares may be reduced under the right of accumulation or under a statement of intention. To receive a reduced sales charge, you must inform your investment dealer or a Fund at the time you purchase shares that you qualify for such a reduction. If you do not let your investment dealer or the Fund know you are eligible for a reduced sales charge, you may not receive the discount to which you are otherwise entitled.

Under the right of accumulation, the sales charge you pay is reduced if the current market value of your holdings in a Fund or any other Eaton Vance fund (based on the current maximum public offering price) plus your new purchase total $25,000 or more. Class A, Advisers Class, Class B, Class C, Class I and/or Class R shares of a Fund or other Eaton Vance funds, as well as shares of Eaton Vance Money Market Fund, owned by you may be included for this purpose. Shares of Eaton Vance Cash Management Fund and Eaton Vance Tax Free Reserves cannot be included under the right of accumulation. Shares owned by you, your spouse and children under age twenty-one may be combined for purposes of the right of accumulation, including shares held for the benefit of any of you in trust or fiduciary accounts (including retirement accounts) or omnibus or “street name” accounts. In addition, shares purchased and/or owned in an employer-sponsored retirement plan (including SEP, SARSEP and SIMPLE IRA plans) may be combined for purposes of the right of accumulation for the plan and its participants. You may be required to provide documentation to establish your ownership of shares included under the right of accumulation (such as account statements for you, your spouse and children or marriage certificates, birth certificates and/or trust or other fiduciary-related documents).

Under a statement of intention, purchases of $25,000 or more made over a 13-month period are eligible for reduced sales charges. Shares eligible under the right of accumulation (other than those included in employer-sponsored retirement plans) may be included to satisfy the amount to be purchased under a statement of intention. Under a statement of intention, the principal underwriter may hold 5% of the dollar amount to be purchased in escrow in the form of shares registered in your name until you satisfy the statement or the 13-month period expires. A statement of intention does not obligate you to purchase (or a Fund to sell) the full amount indicated in the statement.

Class A shares are offered at net asset value (without a sales charge) to clients of financial intermediaries who charge ^an ongoing fee for ^advisory, investment, consulting or similar services^. Such clients may include individuals, corporations, endowments and pension plans (including tax-deferred retirement plans and profit sharing plans). Class A shares also are

15

offered at net asset value to investment and institutional clients of Eaton ^Vance and its affiliates; certain persons affiliated with Eaton Vance; and certain ^fund service ^providers as described in the Statement of Additional Information. Class A shares may also be purchased at net asset value pursuant to the reinvestment privilege and exchange privilege and when distributions are reinvested. See “Shareholder Account Features” for details. For the 90-day period beginning August 19, 2005 and ending November 16, 2005, the clients of Edward D. Jones & Co., L.P. who were eligible for the Edward Jones Free Switch Program were able to purchase Class A shares of any Eaton Vance fund at net asset value.

Contingent Deferred Sales Charge. ^Each Class of shares is subject to a CDSC on certain redemptions. Class A shares purchased at net asset value in amounts of $1 million or more (other than shares purchased in a single transaction of $5 million or more) are subject to a 1.00% CDSC if redeemed within 18 months of purchase. Investors who purchase Class A shares of a single fund in a single transaction at net asset value in amounts of $5 million or more will not be subject to any CDSC for such investment or any subsequent investment in the same fund^. In addition, Class A shares purchased through the Eaton Vance Supplemental Retirement Account (regardless of the amount of the purchase) are subject to a CDSC equal to 1% if redeemed within one year of purchase and a CDSC of 0.50% if redeemed within two years of purchase. Class ^C shares are subject to ^a 1.00% CDSC ^if redeemed within 12 months of purchase. Class B shares are subject to the following CDSC schedule:

^
Year of Redemption After Purchase	CDSC

First or Second	5%	CDSCs are based on the lower of the net asset value at
Third	4%	the time of purchase or at the time of redemption.
Fourth	3%	Shares acquired through the reinvestment of
Fifth	2%	distributions are exempt from the CDSC. Redemptions
Sixth	1%	are made first from shares that are not subject to a
Seventh or following	0%	CDSC.

^

The sales commission payable to investment dealers in connection with sales of Class B and Class C shares is described under “Distribution and Service Fees” below.

CDSC Waivers. CDSCs are waived for certain redemptions pursuant to a Withdrawal Plan (see “Shareholder Account Features”). The ^CDSC is also waived following the death of a beneficial owner of shares (a death certificate and other applicable documents may be required).

Conversion Feature. After eight years, Class B shares automatically convert to Class A shares. Class B shares acquired through the reinvestment of distributions convert in proportion to shares not so acquired.

Distribution and Service Fees. ^Class A, Class B and Class C shares have in effect ^plans under Rule 12b-1 that allows each Fund to pay distribution fees for the sale and distribution of shares (so-called “12b-1 fees”^) and service fees for personal and/or shareholder account services. Class B and Class C shares pay distribution fees to the principal underwriter of 0.75% of average daily net assets annually. Because these fees are paid from Fund assets on an ongoing basis, they will increase your cost over time and may cost you more than paying other types of sales charges. The principal underwriter compensates investment dealers on sales of Class B and Class C shares (except exchange transactions and reinvestments) in an amount equal to 4% and 1%, respectively, of the purchase price of the shares. After the first year, investment dealers also receive 0.75% of the value of Class C shares in annual distribution fees. Class B and Class C shares also pay service fees to the principal underwriter equal to 0.20% of average daily net assets annually. Class A shares pay distribution and service fees equal to 0.20% of average daily net assets annually. After the sale of shares, the principal underwriter receives service fees for one year and thereafter investment dealers generally receive them based on the value of shares sold by such dealers for shareholder servicing performed by such investment dealers. Although there is no present intention to do so, each Class could pay service fees of up to 0.25% annually upon Trustee approval. Distribution and service fees are subject to the limitations contained in the sales charge rule of the National Association of Securities Dealers, Inc.

^

More information about sales charges is available free of charge on the Eaton Vance website at www.eatonvance.com and in the Statement of Additional Information. Please consult the Eaton Vance website for any updates to sales charge information before making a purchase of Fund shares.

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Redeeming Shares

You can redeem shares in any of the following ways:^

By Mail	Send your request to the transfer agent along with any certificates and stock powers. The request must be signed exactly as your account is registered and a signature guarantee may be required. You can obtain a signature guarantee at certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations. You may be asked to provide additional documents if your shares are registered in the name of a corporation, partnership or fiduciary.

By Telephone	You can redeem up to $100,000 per account (which may include shares of one or more Eaton Vance funds) per day by calling 1-800-262-1122 Monday through Friday, 8:00 a.m. to 7:00 p.m. (eastern time). Proceeds of a telephone redemption can be mailed only to the account address. Shares held by corporations, trusts or certain other entities and shares that are subject to fiduciary arrangements cannot be redeemed by telephone.

Through an Investment Dealer	Your investment dealer is responsible for transmitting the order promptly. An investment dealer may charge a fee for this service.

If you redeem shares, your redemption price will be based on the net asset value per share next computed after the redemption request is received. Your redemption proceeds will be paid in cash within seven days, reduced by the amount of any applicable CDSC and any federal income tax required to be withheld. Payments will be sent by mail unless you complete the Bank Wire Redemptions section of the account application.

If you recently purchased shares, the proceeds of a redemption will not be sent until the purchase check (including a certified or cashier’s check) has cleared. If the purchase check has not cleared, redemption proceeds may be delayed up to 15 days from the purchase date. If your account value falls below $750 (other than due to market decline), you may be asked either to add to your account or redeem it within 60 days. If you take no action, your account will be redeemed and the proceeds sent to you.

While redemption proceeds are normally paid in cash, redemptions may be paid by distributing marketable securities. If you receive securities, you could incur brokerage or other charges in converting the securities to cash.

Shareholder Account Features

Once you purchase shares, the transfer agent establishes ^an account for you. ^

Distributions. You may have your Fund distributions paid in one of the following ways:

*Full Reinvest Option	Dividends and capital gains are reinvested in additional shares. This option will be assigned if you do not specify an option.

*Partial Reinvest Option	Dividends are paid in cash and capital gains are reinvested in additional shares.
*Cash Option	Dividends and capital gains are paid in cash.
*Exchange Option	^Dividends and/or capital gains are reinvested in additional shares of any class of another Eaton Vance fund chosen by you, subject to the terms of that fund’s prospectus. Before selecting this option, you must obtain a prospectus of the other fund and consider its objectives, risks, and charges and expenses carefully.

Information about the Funds. From time to time, you may be mailed the following:

*Semiannual and annual reports containing a list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, performance information and financial statements.
*Periodic account statements, showing recent activity and total share balance.
*Form 1099 and tax information needed to prepare your income tax returns.
*Proxy materials, in the event a shareholder vote is required.
*Special notices about significant events affecting your Fund.

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Each Fund will file with the Securities and Exchange Commission (“SEC”) a list of its portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q. Each Fund’s annual and semiannual reports (as filed on Form N-CSR) and each Form N-Q may be viewed on the SEC’s website (www.sec.gov). The most recent fiscal and calendar quarter end holdings may also be viewed on the Eaton Vance website (www.eatonvance.com). Portfolio holdings information is filed with the SEC or posted on the Eaton Vance website approximately 60 days after the end of the quarter to which it relates. Each Fund also posts information about certain portfolio characteristics (such as top ten holdings and asset allocation) as of ^the most recent calendar quarter end on the Eaton Vance website approximately ten business days after ^the calendar quarter end.

The Eaton Vance funds have established policies and procedures with respect to the disclosure of portfolio holdings and other information concerning Fund characteristics. A description of these policies and procedures is provided in the Statement of Additional Information. Such policies and procedures regarding disclosure of portfolio holdings are designed to prevent the misuse of material, non-public information about the funds.

Withdrawal Plan. You may redeem shares on a regular monthly or quarterly basis by establishing a systematic withdrawal plan. Withdrawals will not be subject to any applicable CDSC if they are, in the aggregate, less than or equal to 12% annually of the greater of either the initial account balance or the current account balance. ^Because purchases of Class A shares are generally subject to an initial sales charge, Class A shareholders should not make withdrawals from their accounts while also making purchases.

Exchange Privilege. You may exchange your Fund shares for shares of the same Class of another Eaton Vance fund or, in the case of Class B and Class C shares, Eaton Vance Money Market Fund. Exchanges are made at net asset value. If your shares are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate. For purposes of the CDSC, your shares will continue to age from the date of your original purchase of Fund shares.

Before exchanging, you should read the prospectus of the new fund carefully. If you wish to exchange shares, write to the transfer agent (see back cover for address) or call 1-800-262-1122. Periodic automatic exchanges are also available. The exchange privilege may be changed or discontinued at any time. You will receive 60 days’ notice of any material change to the privilege. This privilege may not be used for “market timing”. If an account (or group of accounts) makes more than two round-trip exchanges (exchanged from one fund to another and back again) within 12 months, it will be deemed to be market timing. As described under “Purchasing Shares”, the exchange privilege may be terminated for market timing accounts or for other reasons.

Reinvestment Privilege. If you redeem shares, you may reinvest at net asset value all or any portion of the redemption proceeds in the same class of shares of the Fund you redeem ^from, provided that the reinvestment occurs within 60 days of the redemption, and the privilege has not been used more than once in the prior 12 months. Under these circumstances your account will be credited with any CDSC paid in connection with the redemption. Any CDSC period applicable to the shares you acquire upon reinvestment will run from the date of your original share purchase. Reinvestment requests must be in writing. If you reinvest, ^your purchase will be ^at the next determined net asset value following receipt of your request.

Telephone and Electronic Transactions. You can redeem or exchange shares by telephone as described in this prospectus. In addition, certain transactions may be conducted through the Internet. The transfer agent and the principal underwriter have procedures in place to authenticate telephone and electronic instructions (such as using security codes or verifying personal account information). As long as the transfer agent and principal underwriter follow reasonable procedures, they will not be responsible for unauthorized telephone or electronic transactions and you bear the risk of possible loss resulting from these transactions. You may decline the telephone redemption option on the account application. Telephone instructions are ^recorded.

“Street Name” Accounts. If your shares are held in a “street name” account at an investment dealer, that dealer (and not the Fund or its transfer agent) will perform all recordkeeping, transaction processing and distribution payments. Because the Fund will have no record of your transactions, you should contact your investment dealer to purchase, redeem or exchange shares, to make changes in your account, or to obtain account information. You will not be able to utilize a number of shareholder features, such as telephone transactions, directly with the Fund. ^If you transfer ^shares in a “street name” account to an account with another investment dealer or to an account directly with the ^Fund, you ^should obtain historical information about your shares prior to the transfer. ^

Procedures for Opening New Accounts. To help the government fight the funding of terrorism and money laundering activities, federal law requires each Fund to obtain, verify and record information that identifies each person who opens a Fund account. When you open an account, the transfer agent or your investment dealer will ask you for your name, address, date of birth and other identifying information. You also may be asked to produce a copy of your driver’s license

18

and other identifying documents. If a person fails to provide the information requested, any application by that person to open a new account will be rejected. Moreover, if the transfer agent or the investment dealer is unable to verify the identity of a person based on information provided by that person, it may take additional steps including, but not limited to, requesting additional information from the person, closing the person’s account or reporting the matter to the appropriate federal authorities. If your account is closed for this reason, your shares may be automatically redeemed. If the Fund’s net asset value has decreased since your purchase, you will lose money as a result of this redemption.

Account Questions. If you have any questions about your account or the services available, please call Eaton Vance Shareholder Services at 1-800-262-1122, or write to the transfer agent (see back cover for address).

Tax Information

Each Fund declares dividends daily and ordinarily pays distributions monthly. Different Classes of a Fund will distribute different dividend amounts. Your account will be credited with dividends beginning on the business day after the day when the funds used to purchase your Fund shares are collected by the transfer agent. For tax purposes, the entire monthly distribution of the Fund’s daily dividends ordinarily will constitute tax-exempt income to you. Distributions of any net realized gains will be made once each year (usually in December). The exemption of “exempt-interest dividend” income from regular federal income taxation does not necessarily result in similar exemptions from such income under the state or local tax laws.

^A Fund may invest a portion of its assets in securities that generate income that is not exempt from federal income tax. ^Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, ^rather than how long a shareholder has owned his or her shares in ^the ^Fund. Distributions of any taxable income and net short-term capital gains will be taxable as ordinary income. Distributions of any long-term capital gains are taxable as long-term capital gains. Distributions of interest on certain municipal obligations are a tax preference item under the AMT provisions applicable to individuals and corporations, and all tax-exempt distributions may affect a corporation’s AMT liability. Each Fund’s distributions will be treated as described above for federal income tax purposes whether they are paid in cash or reinvested in additional shares. A redemption of Fund shares, including an exchange for shares of another fund, is a taxable transaction.

Shareholders, particularly corporations, recipients of social security or railroad retirement benefits and those subject to alternative minimum tax, should consult with their advisers concerning the applicability of federal, state, local and other taxes to an investment. Additional information about state taxes is provided below.

Florida Taxes. The Florida Statutes provide that shares of a Florida fund owned by a Florida resident will be exempt from the Florida intangible personal property tax as long as at least ninety percent (90%) of the net asset value of the portfolio is invested in assets that are exempt from the Florida intangible personal property tax. The Florida Insured Fund will normally invest in tax-exempt obligations of Florida, the United States, the U.S. Territories or political subdivisions of the United States or Florida so Fund shares should, under normal circumstances, be exempt from the Florida intangibles tax.

Hawaii Taxes. In the opinion of special tax counsel to the Hawaii Fund, distributions paid by the Fund will generally be exempt from Hawaii income tax to the extent that they are derived from interest on obligations of the State of Hawaii or any of its political subdivisions or authorities or obligations issued by certain other government authorities (for example, U.S. territories). Distributions derived from the Fund’s other investment income and short-term capital gains will be subject to Hawaii income tax as ordinary income and distributions from net realized long-term capital gains will be subject to Hawaii income tax as capital gains.

Capital gains or losses realized from a redemption, sale or exchange of shares of the Fund by a Hawaii resident will be taken into account for Hawaii individual income tax purposes.

Kansas Taxes. In the opinion of special tax counsel to the Kansas Fund, individuals, trusts, estates and corporations will not be subject to the Kansas income tax on the portion of exempt-interest dividends derived from interest on obligations of Kansas and its political subdivisions issued after December 31, 1987, and interest on obligations issued before January 1, 1988 where the laws of the State of Kansas authorizing the issuance of such obligations specifically exempt the interest on such obligations from income tax under the laws of the State of Kansas. All remaining dividends (except for dividends, if any, derived from debt obligations issued by the governments of Puerto Rico, the U.S. Virgin Islands and Guam and which are exempt from federal and state income taxes pursuant to federal law), including dividends derived from capital gains, will be includable in the Kansas taxable income of individuals, trusts, estates and corporations. Distributions treated as long-term capital gains for federal income tax purposes will generally receive the same characterization under Kansas law.

19

Capital gains or losses realized from a redemption, sale or exchange of shares of the Fund by a Kansas taxpayer will be taken into account for Kansas income tax purposes.

The above exemptions do not apply to the privilege tax imposed on banks, banking associations, trust companies, savings and loan associations, and insurance companies, or the franchise tax imposed on corporations. Banks, banking associations, trust companies, savings and loan associations, insurance companies and corporations are urged to consult their own tax advisors regarding the effects of theses taxes before investing in the Fund.

The Kansas Fund has been advised by the Kansas Department of Revenue that dividends derived from shares of the Fund are not subject to the local intangibles tax imposed by counties, cities and townships pursuant to existing Kansas law.

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Financial Highlights

The financial highlights are intended to help you understand a Fund’s financial performance for the past five years. Certain information in the tables reflect the financial results for a single Fund share. The total returns in the tablesrepresent the rate an investor would have earned (or lost) on an investment in ^each Fund (assuming reinvestment of all distributions and not taking into account a sales charge). This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm. The ^report of Deloitte & Touche LLP and each Fund’s financial statements are incorporated herein by reference and included in the annual report, which is available on request.^

	Florida Insured Fund

	Year Ended Janaury 31,

	^2006(1)		2005(1)		2004(1)		2003		2002(1)(2)

	Class A	Class B	Class A	Class B	Class A	Class B	Class A	Class B	Class A	Class B

Net asset value - Beginning of year	^$11.380	^$11.250	$11.540	$11.420	$11.430	$11.300	$11.170	$11.050	$11.140	$11.020
Income (loss) from operations
Net investment income	^$0.490	^$0.406	$ 0.524	$ 0.436	$0.531	$0.442	$ 0.554	$ 0.466	$ 0.546	$ 0.460
Net realized and unrealized gain (loss)	^(0.204)	^(0.209)	(0.155)	(0.167)	0.129	0.138	0.256	0.244	0.026	0.022
Total income from operations	^$0.286	^$0.197	$ 0.369	$ 0.269	$0.660	$0.580	$ 0.810	$ 0.710	$ 0.572	$ 0.482
Less distributions
From net investment income	^$(0.496)	^$(0.407)	$ (0.529)	$ (0.439)	$ (0.550)	$ (0.460)	$ (0.550)	$ (0.460)	$ (0.542)	$ (0.452)
Total distributions	^$(0.496)	^$(0.407)	$ (0.529)	$ (0.439)	$ (0.550)	$ (0.460)	$ (0.550)	$ (0.460)	$ (0.542)	$ (0.452)
Net asset value - End of year	^$11.170	^$11.040	$11.380	$11.250	$11.540	$11.420	$11.430	$11.300	$11.170	$11.050
Total return (3)	^ 2.58%	^ 1.78%	3.34%	2.64%(6)	5.90%	5.22%	7.40%	6.54%	5.24%	4.43%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	^$30,896	^$13,650	$25,848	$18,170	$20,845	$27,069	$13,499	$23,608	$ 9,114	$20,556
Ratios (as a percentage of average daily net assets):
Expenses (4)	^ 0.72%	^ 1.47%	0.70%	1.45%	0.72%	1.47%	0.70%	1.45%	0.76%	1.51%
Expenses after custodian fee reduction (4)	^ 0.70%	^ 1.45%	0.69%	1.44%	0.70%	1.45%	0.69%	1.44%	0.72%	1.47%
Net investment income	^ 4.36%	^ 3.64%	4.64%	3.89%	4.62%	3.89%	4.90%	4.18%	4.88%	4.15%
Portfolio turnover of the Portfolio(5)	^ —	^ —	0%	0%	19%	19%	16%	16%	18%	18%
Portfolio turnover of the Fund	^ 29%	^ 29%	12%	12%	—	—	—	—	—	—

(See footnotes on last page.)

21

^Financial Highlights (continued)

	Hawaii Fund

	Year Ended January 31,

	^2006(1)		2005(1)		2004(1)		2003(1)		2002(1)(2)

	Class A	Class B	Class A	Class B	Class A	Class B	Class A	Class B	Class A	Class B

Net asset value - Beginning of year	^$9.850	^$9.970	$ 9.910	$10.040	$ 9.700	$9.830	$ 9.580	$9.720	$ 9.580	$ 9.720
Income (loss) from operations
Net investment income	^$0.408	^$0.344	$ 0.444	$ 0.379	$ 0.433	$0.374	$ 0.454	$0.388	$ 0.453	$ 0.389
Net realized and unrealized gain (loss)	^(0.172)	^(0.187)	(0.069)	(0.083)	0.230	0.223	0.124	0.117	0.005	0.006
Total income from operations	^$0.236	^$0.157	$ 0.375	$ 0.296	$ 0.663	$0.597	$ 0.578	$0.505	$ 0.458	$ 0.395
Less distributions
From net investment income	^$(0.416)	^$(0.347)	$(0.435)	$ (0.366)	$(0.453)	$ (0.387)	$(0.458)	$ (0.395)	$(0.458)	$ (0.395)
Total distributions	^$(0.416)	^$(0.347)	$(0.435)	$ (0.366)	$(0.453)	$ (0.387)	$(0.458)	$ (0.395)	$(0.458)	$ (0.395)
Net asset value - End of year	^$9.670	^$9.780	$ 9.850	$ 9.970	$ 9.910	$10.040	$ 9.700	$9.830	$ 9.580	$ 9.720
Total return (3)	^ 2.46%(7)	^ 1.62%(7)	3.91%	3.21%(6)	6.99%	6.18%	6.14%	5.28%	4.87%	4.11%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	^$10,239	^$6,681	$ 8,394	$10,063	$ 2,442	$17,295	$ 694	$17,172	$ 537	$17,041
Ratios (as a percentage of average daily net
assets):
Expenses (4)	^ 0.88%	^ 1.63%	0.80%	1.55%	0.83%	1.58%	0.80%	1.55%	0.97%	1.73%
Expenses after custodian fee reduction (4)	^ 0.86%	^ 1.61%	0.79%	1.54%	0.81%	1.56%	0.75%	1.50%	0.94%	1.70%
Net investment income	^ 4.20%	^ 3.49%	4.55%	3.83%	4.41%	3.76%	4.68%	3.95%	4.70%	3.98%
Portfolio turnover of the Portfolio(5)	^ —	^ —	20%	20%	4%	4%	11%	11%	22%	22%
Portfolio Turnover of the Fund	^ 24%	^ 24%	8%	8%	—	—	—	—	—	—

(See footnotes on last page.)

22

^Financial Highlights (continued)

	Kansas Fund

	Year Ended Janaury 31,

	^2006(1)		2005(1)		2004(1)		2003(1)		2002(1)(2)

	Class A	Class B	Class A	Class B	Class A	Class B	Class A	Class B	Class A	Class B

Net asset value - Beginning of year	^$10.560	^$10.470	$10.680	$10.590	$10.500	$10.420	$10.230	$10.140	$10.200	$10.120
Income (loss) from operations
Net investment income	^$0.434	^$0.355	$ 0.470	$ 0.394	$0.487	$0.404	$ 0.478	$0.400	$ 0.458	$ 0.380
Net realized and unrealized gain (loss)	^(0.200)	^(0.192)	(0.114)	(0.120)	0.164	0.156	0.255	0.263	0.042	0.029
Total income from operations	^$0.234	^$0.163	$ 0.356	$ 0.274	$0.651	$0.560	$ 0.733	$0.663	$ 0.500	$ 0.409
Less distributions
From net investment income	^$(0.434)	^$(0.353)	$ (0.476)	$ (0.394)	$ (0.471)	$ (0.390)	$ (0.463)	$ (0.383)	$ (0.470)	$ (0.389)
Total distributions	^$(0.434)	^$(0.353)	$ (0.476)	$ (0.394)	$ (0.471)	$ (0.390)	$ (0.463)	$ (0.383)	$ (0.470)	$ (0.389)
Net asset value - End of year	^$10.360	^$10.280	$10.560	$10.470	$10.680	$10.590	$10.500	$10.420	$10.230	$10.140
Total return (3)	^ 2.28%	^ 1.60%	3.46%	2.84%(6)	6.33%	5.45%	7.30%	6.64%	4.98%	4.09%

Ratios/Supplemental Data+
Net assets, end of year (000’s omitted)	^$17,112	^$5,071	$15,920	$ 6,158	$11,179	$11,961	$10,354	$11,246	$ 6,091	$ 9,933
Ratios (as a percentage of average daily net assets):
Net expenses (4)	^ 0.83%	^ 1.58%	0.77%	1.52%	0.79%	1.54%	0.86%	1.61%	1.03%	1.78%
Net expenses after custodian fee reduction (4)	^ 0.82%	^ 1.57%	0.76%	1.51%	0.78%	1.53%	0.83%	1.58%	0.99%	1.74%
Net investment income	^ 4.17%	^ 3.44%	4.48%	3.77%	4.59%	3.85%	4.58%	3.87%	4.46%	3.74%
Portfolio turnover of the Portfolio(5)	^ —	^ —	10%	10%	20%	20%	17%	17%	18%	18%
Portfolio turnover of the Fund	^ 19%	^ 19%	8%	8%	—	—	—	—	—	—

+ The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee, an allocation of expenses to the adviser, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (as a percentage of average daily net assets):
Expenses (4)									1.06%	1.81%
Expenses after custodian fee reduction (4)									1.02%	1.77%
Net investment income									4.43%	3.71%
Net investment income per share									$ 0.455	$ 0.378

(1)	Net investment income per share was computed using average shares outstanding.

(2)	The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended January 31, 2002 was to increase net investment income per share by $0.004 for Florida Insured Fund, $0.003 for Hawaii Fund, and $0.007 for Kansas Fund, decrease net realized and unrealized gains per share by $0.004 for Florida Insured Fund, $0.003 for Hawaii Fund, and $0.007 for Kansas Fund and increase the ratio of net investment income to average net assets from 4.84% to 4.88% for Florida Insured Class A, 4.11% to 4.15% for Florida Insured Class B, 4.67% to 4.70% for Hawaii Class A, 3.95% to 3.98% for Hawaii Class B, 4.39% to 4.46% for Kansas Class A, and 3.67% to 3.74% for Kansas Class B^.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)	Includes each Fund's share of its corresponding Portfolio's allocated ^expenses while each Fund was making investments directly into its respective Portfolio.

(5)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

(6)	Total return reflects an increase of 0.13% for Florida Insured and Hawaii, and 0.12% for Kansas due to a change in the timing of the payment and reinvestment of distributions.

(7)	During the year ended January 31, 2006, the Hawaii Fund realized a gain on the disposal of an investment security which did not meet investment guidelines. The gain was less than $0.01 per share and had no effect on total return.

23

^More Information

About the Funds: More information is available in the statement of additional information. The statement of additional information is incorporated by reference into this prospectus. Additional information about each Fund’s investments is available in the annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the past fiscal year. You may obtain free copies of the statement of additional information and the shareholder reports on Eaton Vance’s website at www.eatonvance.com or by contacting the principal underwriter:

Eaton Vance Distributors, Inc. The Eaton Vance Building 255 State Street Boston, MA 02109 1-800-225-6265 website: www.eatonvance.com

^

You will find and may copy information about each Fund (including the statement of additional information and shareholder reports): at the Securities and Exchange Commission’s public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC’s Internet site (http://www.sec.gov); or, upon payment of copying fees, by writing to the SEC’s public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

About Shareholder Accounts: You can obtain more information from Eaton Vance Shareholder Services (1-800-262-1122). If you own shares and would like to add to, redeem or change your account, please write or call the transfer agent:^

PFPC Inc. P.O. Box 9653 Providence, RI 02940-9653 1-800-262-1122

The Funds’ SEC File No. is 811-8134.	TFC6/1P

^543/06	© ^2006 Eaton Vance Management
^

     Eaton Vance High Yield Municipals Fund

A mutual fund seeking high current income exempt from federal income tax

Prospectus Dated ^June 1, 2006

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Information in this prospectus
	Page		Page

Fund Summary	2	Sales Charges	10
Investment Objective & Principal Policies and Risks	5	Redeeming Shares	12
Management and Organization	6	Shareholder Account Features	^13
Valuing Shares	7	Tax Information	14
Purchasing Shares	8	Financial Highlights	15

This prospectus contains important information about the Fund and the services available to shareholders. Please save it for reference.

Fund Summary

Investment Objective and Principal Strategies. The Fund’s investment objective is to provide high current income exempt from regular federal income tax. The Fund normally invests at least 80% of its net assets in debt obligations issued by or on behalf of states, territories and possessions of the United States, and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income tax. The Fund primarily invests in high yielding municipal obligations with maturities of ten years or more.

The Fund may concentrate in certain types of municipal obligations (such as industrial development bonds, housing bonds, hospital bonds or utility bonds), so Fund shares could be affected by events that adversely affect a particular sector. The Fund may purchase derivative instruments (such as inverse floaters, futures contracts and options thereon, and interest rate swaps), bonds that do not make regular payments of interest, bonds issued on a when-issued basis and municipal leases. The portfolio manager may also trade securities to minimize taxable capital gains to shareholders. A portion of the Fund’s distributions generally will be subject to the federal alternative minimum tax.

The investment adviser’s process for selecting securities for purchase and sale is research intensive and emphasizes the creditworthiness of the issuer or other person obligated to repay the obligation.

Principal Risk Factors. The Fund primarily invests in “high yield“ municipal obligations of the lowest investment grade and below investment grade quality (so-called “junk bonds”). Obligations rated below investment grade generally offer higher yields than higher quality obligations, but they are subject to greater risks. Lower quality obligations are considered to be of poor standing and predominantly speculative. In addition, these obligations are more sensitive to adverse changes in the financial condition of the issuer or in general market conditions (or both), and Fund shares may fluctuate more in value than shares of a fund investing solely in higher quality obligations.

Obligations with maturities of ten years or more may offer higher yields than obligations with shorter maturities, but they are subject to greater fluctuations in value when interest rates change. When interest rates rise, or when the supply of suitable bonds exceeds the market demand, the value of Fund shares typically will decline. The Fund’s yield will also fluctuate over time. Because the Fund’s objective is to provide high current income, the portfolio manager will invest with an emphasis on income and not on stability of net asset value.

The Fund’s use of derivatives may expose the Fund to increased risk of principal loss due to imperfect correlation, failure of the counterparty and unexpected price or interest rate movements. Inverse floaters are volatile and involve leverage risk. Bonds that do not make regular interest payments may experience greater volatility in response to interest rate changes. When-issued securities are subject to the risk that when delivered to the Fund they will be worth less than the price the Fund agreed to pay for them. Municipal leases often require a legislative appropriation of funds for payment. If the necessary appropriation is not made, the issuer of the lease may not be able to meet its obligations.

The Fund is not a complete investment program and you may lose money by investing in the Fund. Shareholders should invest for the long-term. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

2

Performance Information. The following bar chart and table provide information about the Fund’s performance for each calendar year through December 31, ^2005. The returns in the bar chart are for Class B shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. The table contains returns for each class of shares and a comparison to the performance of a broad-based, unmanaged market index of municipal bonds. Returns in the table for Class B shares are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change. ^

During the ^ten years ended December 31, ^2005, the highest quarterly total return for Class B was ^5.70% for the quarter ended June 30, 2003, and the lowest quarterly total return was –3.76% for the quarter ended December 31, 1999. The year-to-date total return through the end of the most recent calendar quarter (January 1, 2006 to March 31, 2006) was ^3.04%. For the 30 days ended January 31, 2006, the SEC yield and SEC tax-equivalent yield (assuming a federal income tax rate of 35.0%) for Class A shares were ^4.80% and ^7.38%, respectively, for Class B shares were ^4.29% and ^6.60%, respectively, and for Class C shares were ^4.28% and ^6.58%, respectively. A lower tax rate would result in lower tax-equivalent yields. For current yield information call 1-800-225-6265.

^
	One	Five	Ten
Average Annual Total Return as of December 31, 2005	Year	Years	^Years

Class A Return Before Taxes	^^1.^94%^	^6.^23%^	5.^40%^
Class B Return Before Taxes	^^1.^21%^	^6.^19%^	5.^16%^
Class B Return After Taxes on Distributions	^1.^20%^	^6.^18%^	5.^15%^
Class B Return After Taxes on Distributions and the Sale of Class B Shares	^^2.^49%^	^6.^12%^	5.^20%^
Class C Return Before Taxes	^5.^20%^	6.^48%^	5.^13%^
Lehman Brothers Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	^3.^51%^	^5.^59%^	^5.^71%^

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class B and Class C. The Class C performance shown above for the period prior to June 18, 1997 is the performance of Class B shares, adjusted for the sales charge that applies to Class C shares (but not adjusted for any other differences in the expenses of the classes). ^ The Lehman Brothers Municipal Bond Index is ^an unmanaged market index of municipal bonds. Investors cannot invest directly in an index. (Source for Lehman Brothers Municipal Bond Index: Lipper Inc.)

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund's past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated ^time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. The Fund’s performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated. For the Fund’s performance as of the most recent month-end, please refer to www.eatonvance.com.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class B shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

3

^

Fund Fees and Expenses. These tables describe the fees and expenses that you may pay if you buy and hold shares.

. ^

Shareholder Fees (fees paid directly from your investment)	Class A	Class B	Class C

Maximum Sales Charge (Load) (as a percentage of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at time of purchase or redemption)
	None	5.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Distributions	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)	Class A	Class B	Class C

Management Fees	^0.55%	^0.55%	^0.55%
Distribution and Service (12b-1) Fees	^0.25%	^1.00%	^1.00%
Other Expenses	^0.14%	^0.14%	^0.14%
Total Annual Fund Operating Expenses	.94%	1.69%	1.69%

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A shares	^$566	^$760	^$970	^$1,575
Class B shares*	^$672	^$933	^$1,118	^$1,799
Class C shares	^$272	^$533	^$918	^$1,998

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years

Class A shares	^$566	^$760	^$970	^$1,575
Class B shares*	^$172	^$533	^$918	^$1,799
Class C shares	^$172	^$533	^$918	^$1,998

*Reflects the expenses of Class A after eight years because Class B shares automatically convert to Class A shares after eight years.

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Investment Objective & Principal Policies and Risks

The investment objective of the Fund is to provide high current income exempt from regular federal income tax. The Fund seeks to achieve its objective by investing primarily (i.e., at least 80% of its net assets during periods of normal market conditions) in debt obligations issued by or on behalf of states, territories and possessions of the United States, and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income tax. This is a fundamental policy of the Fund which only may be changed with shareholder approval. For purposes of the policy, “net assets” includes any borrowings for investment purposes. The Fund’s investment objective and certain other policies may be changed by the Trustees without shareholder approval. There is no present intention to make any such change and shareholders will receive 60 days’ notice of any material change in the Fund’s investment objective.

The ^Fund will primarily invest in “high yield“ municipal obligations under normal market conditions. For this purpose, “high yield“ municipal obligations are municipal obligations rated at the time of investment either Baa or lower by Moody’s Investors Service, Inc. (“Moody’s”), BBB or lower by either Standard & Poor’s Ratings Group (“S&P”) or Fitch Ratings (“Fitch”)) or, if unrated, determined by the investment adviser to be ^of comparable quality. ^Lower rated obligations have speculative characteristics and are more volatile than higher rated obligations. Also, changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of lower-rated obligations to make principal and interest payments. It may also be more difficult to value certain lower rated obligations because of the inability (or perceived inability) of the issuer to make interest and principal payments. The ^Fund may also invest a portion of its assets in municipal obligations that are not paying current income in anticipation of possible future income. The ^Fund may invest in securities in any rating category, including those in default.

Municipal obligations include bonds, notes and commercial paper issued by a ^municipality, a group of municipalities or participants in qualified issues of tax-exempt debt for a wide variety of both public and private purposes. Municipal obligations also include municipal leases and participations in municipal leases. The obligation of the issuer to meet its obligations under such leases is often subject to the appropriation by the appropriate legislative body, on an annual or other basis, of funds for the payment of the obligations. Certain municipal obligations may be purchased on a “when-issued” basis, which means that payment and delivery occur on a future settlement date. The price and yield of such securities are generally fixed on the date of commitment to purchase.

The investment adviser’s process for selecting securities for purchase and sale is research intensive and emphasizes the creditworthiness of the issuer or other person obligated to repay the obligation.

The interest on municipal obligations is (in the opinion of the issuer’s counsel) exempt from regular federal income tax. Interest income from certain types of municipal obligations generally will be subject to the federal alternative minimum tax (the “AMT”) for individuals. Distributions to corporate investors may also be subject to the AMT. The Fund may not be suitable for investors subject to the AMT.

Although the Fund may invest in securities of any maturity, it is expected that the Fund will primarily acquire securities with maturities of ten years or more at the time of investment. Many obligations permit the issuer at its option to “call,” or redeem, its securities. As such, the effective maturity of an obligation may be less than ten years as the result of call provisions. The effective maturity of an obligation is its likely redemption date after consideration of any call or redemption features. If an issuer calls securities during a time of declining interest rates, it may not be possible to reinvest the proceeds in securities providing the same investment return as the securities redeemed. The average maturity of the Fund’s holdings may vary depending on market conditions.

The Fund may invest 25% or more of its total assets in municipal obligations in the same sector (such as leases, housing finance, public housing, municipal utilities, hospital and health facilities or industrial development). This may make the Fund more susceptible to adverse economic, political or regulatory occurrences or adverse court decisions affecting a particular sector.

The net asset value of the Fund’s shares will change in response to changes in prevailing interest rates and changes in the value of securities held by the Fund. The value of securities held will be affected by the credit quality of the issuer of the obligation, and general economic and business conditions that affect the specific economic sector of the issuer. Changes by rating agencies in the rating assigned to an obligation may also affect the value of that obligation.

The Fund may purchase derivative instruments, which derive their value from another instrument, security or index. For example, the Fund may invest in municipal securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index (“inverse floaters”). An investment in inverse floaters may involve greater risk than an investment in a fixed rate bond. Because changes in the interest rate on the other security or index inversely

5

affect the residual interest paid on the inverse floater, the value and income of an inverse floater is generally more volatile than that of a fixed rate bond. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively volatile. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline.

^The Fund may ^also purchase and sell various kinds of financial futures contracts and options thereon to hedge against changes in interest rates or as a ^susbstitute for the purchase of portfolio securities. ^ The Fund may also enter interest rate swaps, forward rate contracts ^and credit derivatives, which may include credit default swaps, total return swaps or credit options, as well as purchase an instrument that has greater or lesser credit risk than the municipal bonds underlying the instrument. The use of derivative instruments for both hedging and investment purposes involves a risk of loss or depreciation due to a variety of factors including counterparty risk, unexpected market, interest rate or securities price movements, and tax and regulatory constraints. The use of derivatives is highly specialized and engaging in derivative transactions for purposes other than hedging is speculative. Derivative hedging transactions may not be effective because of imperfect correlations and other factors.

The Fund may invest in zero coupon bonds, which do not require the issuer to make periodic interest payments. The values of these bonds are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently. The Fund accrues income on these investments and the Fund is required to distribute its share of Fund income each year. The Fund may be required to sell securities to obtain cash needed for income distributions.

The limited liquidity of certain securities in which the Fund may invest (including those eligible for resale under Rule 144A of the Securities Act of 1933) could affect their market prices, thereby adversely affecting net asset value and the ability to pay income. The amount of publicly available information about certain municipal obligations may be limited and the investment performance of the Fund may be more dependent on the portfolio manager’s analysis than if this were not the case.

The Fund may borrow amounts up to one-third of the value of its total assets (including borrowings), but it will not borrow more than 5% of the value of its total assets except to satisfy redemption requests or for other temporary purposes. Such borrowings would result in increased expense to the Fund and, while they are outstanding, would magnify increases or decreases in the value of Fund shares. The Fund will not purchase additional investment securities while outstanding borrowings exceed 5% of the value of its total assets.

During unusual market conditions, the Fund may temporarily invest up to 100% of its total assets in cash or cash equivalents, which is not consistent with the Fund’s investment objective. While temporarily invested, the Fund may not achieve its objective, and interest income from temporary investments may be taxable. The Fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or the Statement of Additional Information. While at times the Fund may use alternative investment strategies in an effort to limit its losses, it may choose not to do so.

Management and Organization

Management. The Fund’s investment adviser is Boston Management and Research (“BMR”), a subsidiary of Eaton Vance Management (“Eaton Vance”), with offices at The Eaton Vance Building, 255 State Street, Boston, MA 02109. Eaton Vance has been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance and its subsidiaries currently manage over $115 billion on behalf of mutual funds, institutional clients and individuals.

The investment adviser manages the investments of the ^Fund. Under its investment advisory agreement with the Fund, BMR receives a monthly advisory fee equal to the aggregate of a daily asset based fee and a daily income based fee. The fees are applied on the basis of the following categories:

Category	Daily Net Assets	Annual Asset Rate	Category	Daily Net Assets	Daily Income Rate

1	up to $500 million	0.350%	1	up to $500 million	3.50%
2	$500 million but less than $750 million	0.325%	2	$500 million but less than $1 billion	3.25%
3	$750 million but less than $1.5 billion	0.300%	3	$1 billion but less than $1.5 billion	3.00%
4	$1.5 billion but less than $2 billion	0.275%	4	$1.5 billion but less than $2 billion	2.75%
5	$2 billion but less than $3 billion	0.250%	5	$2 billion but less than $3 billion	2.50%
6	$3 billion and over	0.225%	6	$3 billion and over	2.25%

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^BMR has contractually agreed to reduce the annual asset rate on net assets of $500 million or more. These contractual fee reductions are reflected in the table above. These contractual fee reductions cannot be terminated or modified without the express consent of the ^Fund’s Board of Trustees and are intended to continue indefinitely.

The ^Fund’s most recent shareholder report provides information regarding the basis for the Trustees’ approval of the Portfolio’s investment advisory agreement.

^

On January 31, 2006, the Fund had net assets of $817,287,460. For the fiscal year ended January 31, 2006, the Fund paid BMR advisory fees equivalent to 0.55% of the Fund’s average net assets for such year.

^Thomas M. Metzold and Cynthia J. Clemson co-manage the Fund. Mr. Metzold has managed or co-managed the Fund since it commenced operations. Ms. Clemson has co-managed the Fund since September 3, 2004. Each portfolio manager also manages other Eaton Vance portfolios, has been an Eaton Vance portfolio manager for more than five years and is a Vice President of Eaton Vance and BMR.

The Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of ^Fund shares.

Eaton Vance serves as the administrator of the Fund, providing the Fund with administrative services and related office facilities. Eaton Vance does not currently receive a fee for serving as administrator.

Eaton Vance also serves as the sub-transfer agent for the Fund. For the sub-transfer agency services it provides, Eaton Vance receives an aggregate fee based upon the actual expenses it incurs in the performance of sub-transfer agency services. This fee is paid to Eaton Vance by the Fund’s transfer agent from the fees ^the transfer agent receives from the Eaton Vance funds^.

Organization. The Fund is a series of Eaton Vance Municipals Trust II, a Massachusetts business trust. The Fund offers multiple classes of shares. Each Class represents a pro rata interest in the Fund but is subject to different expenses and rights. The Fund does not hold annual shareholder meetings but may hold special meetings for matters that require shareholder approval (such as electing or removing trustees, approving management or advisory contracts or changing investment policies that may only be changed with shareholder approval).

^The Fund’s investment policies include a fundamental investment provision allowing the Fund to invest its assets in one or more open-end investment companies having substantially the same investment objective, policies and restrictions as the Fund. Any such company or companies would be advised by the Fund’s investment adviser (or an affiliate) and the Fund would not pay directly any advisory fee with respect to the assets so invested. The Fund may initiate investments in one or more investment companies at any time without shareholder approval.

Valuing Shares

The Fund values its shares once each day only when the New York Stock Exchange is open for trading (typically Monday through Friday), as of the close of regular trading on the Exchange (normally 4:00 p.m. eastern time). The purchase price of Fund shares is their net asset value (plus a sales charge for Class A shares), which is derived from the value of Fund holdings. When purchasing or redeeming Fund shares, your investment dealer must communicate your order to the principal underwriter by a specific time each day in order for the purchase price or the redemption price to be based on that day’s net asset value per share. It is the investment dealer’s responsibility to transmit orders promptly. The Fund may accept purchase and redemption orders as of the time of their receipt by certain investment dealers (or their designated intermediaries).

The Trustees have adopted procedures for valuing investments and have delegated to the investment adviser the daily valuation of such investments. Municipal obligations owned by the Fund are normally valued on the basis of valuations furnished by a pricing service. The pricing service considers various factors relating to bonds and market transactions to determine value. In certain situations, the investment adviser may use the fair value of a security if market prices are unavailable or deemed unreliable. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. The investment adviser expects to use fair value pricing for municipal obligations under limited circumstances, such as when an obligation is not priced by the pricing service or is in default. Eaton Vance has established a Valuation Committee that oversees the valuation of investments.

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Purchasing Shares

^You may purchase shares through your investment dealer or by mailing an account application form to the transfer agent (see back cover for address). You may request an account application by calling 1-800-262-1122. Your initial investment must be at least $1,000. ^ ^

After your initial investment, additional investments ^may be made at any time by sending a check payable to the order of the Fund or the transfer agent directly to the transfer agent (see back cover for address)^. Please include your name and account number and the name of the Fund and Class of shares with each investment.

You may make automatic investments of $50 or more each month or each quarter from your bank account. You can establish bank automated investing on the account application or by calling 1-800-262-1122. The minimum initial investment amount and Fund policy of redeeming accounts with low account balances are waived for bank automated investing accounts, certain group purchase plans (including proprietary fee-based programs sponsored by broker-dealers) and for persons affiliated with Eaton Vance and ^certain Fund service providers ^(as described in the Statement of Additional Information.).

Purchase orders will be executed at the net asset value next determined after their receipt by the Fund. The Fund or your investment dealer must receive your purchase order no later than the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) in order for your purchase to be effected at that day’s net asset value. If you purchase shares through an investment dealer (which includes brokers, dealers and other financial institutions), that dealer may charge you a fee for executing the purchase for you. The Fund may suspend the sale of its shares at any time and any purchase order may be refused.

Restrictions on Excessive Trading and Market Timing. The Fund is not intended for excessive trading or market timing. Market timers seek to profit by rapidly switching money into a fund when they expect the share price of the fund to rise and taking money out of the fund when they expect those prices to fall. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a fund’s shares may dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, excessive purchases and sales or exchanges of a fund’s shares may cause a fund to have difficulty implementing its investment strategies, may force the fund to sell portfolio securities at inopportune times to raise cash or may cause increased expenses (such as increased brokerage costs, realization of taxable capital gains without attaining any investment advantage or increased administrative costs).

A fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid (including certain municipal obligations) is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as “price arbitrage”). ^The investment adviser is authorized to use the fair value of a security if ^prices are unavailable or are deemed unreliable (see “Valuing Shares”). The use of fair value pricing and the restrictions on excessive trading and market timing described below are intended to reduce a shareholder’s ability to engage in price arbitrage to the detriment of the Fund.

The Boards of Trustees of the Eaton Vance funds have adopted policies to discourage short-term trading and market timing and to seek to minimize their potentially detrimental effects. Pursuant to these policies, if an investor (through one or more accounts) makes more than two round-trip exchanges (exchanging from one fund to another fund and back again) within 12 months, it will be deemed to constitute market timing or excessive trading. Under the policies, the Fund or its principal underwriter will reject or cancel a purchase order, suspend or terminate the exchange privilege or terminate the ability of an investor to invest in the Eaton Vance funds^ if ^the Fund or the principal underwriter determines ^that a proposed transaction involves market timing or excessive trading that it believes is likely to be detrimental to the Fund. The Fund and its principal underwriter cannot ensure that they will be able to identify all cases of market timing and excessive trading, although they believe they have adequate procedures in place to attempt to do so. The Fund or its principal underwriter may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in the Fund are inherently subjective and will be made in a manner ^believed to be in the best interest of a Fund’s shareholders. No Eaton Vance fund has any arrangement to permit market timing.

The Fund and the principal underwriter have provided guidance to financial intermediaries (such as banks, broker-dealers, insurance companies and retirement administrators) concerning the application of the Eaton Vance funds’ market timing and excessive trading policies to Fund shares held in omnibus accounts maintained and administered by such intermediaries, including guidance concerning situations where market timing or excessive trading is considered to be

8

detrimental to the Fund. The Fund or its principal underwriter may rely on a financial intermediary’s policy to restrict market timing and excessive trading if it believes that policy is likely to prevent market timing that is likely to be detrimental to the Fund. Such policy may be more or less restrictive than the Fund’s policy. The Fund and the principal underwriter cannot ensure that these financial intermediaries will in all cases apply the policies of the Fund or their own policies, as the case may be, to accounts under their control.

Choosing a Share Class. The Fund offers different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different sales charges and expenses and will likely have different share prices due to differences in class expenses. In choosing the class of shares that suits your investment needs, you should consider:

  how long you expect to own your shares;
  how much you intend to invest;
  the sales charge and total operating expenses associated with owning each class; and
  whether you qualify for a reduction or waiver of any applicable sales charges (see “Reducing or Eliminating Class A Sales Charges” under “Sales Charges” below).

Each investor’s considerations are different. You should speak with your investment dealer to help you decide which class of shares is best for you. Set forth below is a brief description of each class of shares offered by the Fund.

Class A shares are offered at net asset value plus a front-end sales charge of up to 4.75% . This charge is deducted from the amount you invest. The Class A sales charge is reduced for purchases of $25,000 or more. The sales charge applicable to your purchase may be reduced under the right of accumulation or a statement of intention, which are described in “Reducing or Eliminating Class A Sales Charges” under “Sales Charges” below. Some investors may be eligible to purchase Class A shares at net asset value under certain circumstances, which are also described below. Class A shares pay distribution and service fees equal to 0.25% annually of average daily net assets. Returns on Class A shares are generally higher than returns on the Fund’s other classes of shares because Class A has lower annual expenses than those classes.

Class B shares are offered at net asset value with no front-end sales charge. If you sell your Class B shares within six years of purchase, you generally will be subject to a contingent deferred sales charge or “CDSC”. The amount of the CDSC applicable to a redemption of Class B shares decreases over six years, as described in the CDSC schedule in “Contingent Deferred Sales Charge” under “Sales Charges” below. The CDSC is deducted from your redemption proceeds. Under certain circumstances, the Class B CDSC may be waived (such as in the case of the death of the shareholder). See “CDSC Waivers” under “Sales Charges” below. Class B shares pay distribution fees and service fees equal to 1.00% annually of average daily net assets. Returns on Class B shares are generally lower than returns on Class A shares because Class B has higher annual expenses than Class A. Class B shares will automatically convert to Class A shares after eight years. Because the sales charge applicable to Class A shares is reduced for larger purchases and Class A has lower operating expenses, purchasing Class B shares may not be appropriate if you are investing a large amount.

Orders for Class B shares of one or more Eaton Vance funds will be refused when the total value of the purchase (including the aggregate value of all ^Eaton Vance fund shares held within the purchasing shareholder’s account) is $100,000 or more. Investors considering cumulative purchases of $100,000 or more, or who, after a purchase of ^shares, would own shares of Eaton Vance funds with a current market value of $100,000 or more, should consider whether Class A shares would be more advantageous and consult their investment dealer.

Class C shares are offered at net asset value with no front-end sales charge. If you sell your Class C shares within one year of purchase, you generally will be subject to a CDSC. The CDSC is deducted from your redemption proceeds. Under certain circumstances, the Class C CDSC may be waived (such as certain redemptions from tax-deferred retirement plan accounts). See “CDSC Waivers” under “Sales Charges” below. Class C shares pay distribution fees and service fees equal to 1.00% annually of average daily net assets. Returns on Class C shares are generally lower than returns on Class A shares because Class C has higher annual expenses than Class A.

Orders for Class C shares of one or more Eaton Vance funds will be refused when the total value of the purchase (including the aggregate value of all ^Eaton Vance fund shares held within the purchasing shareholder’s account) is $1,000,000 or more. Investors considering cumulative purchases of $1,000,000 or more, or who, after a purchase of ^shares, would own shares of Eaton Vance funds with a current market value of $1,000,000 or more, should consider whether Class A shares would be more advantageous and consult their investment dealer.

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Payments to Investment Dealers. In connection with sales of Fund shares, an investment dealer may receive sales charges and Fund ^distribution and service fees as described below. Sales charges, distribution fees and service fees paid to investment dealers vary by share class. In addition, the principal underwriter, out of its own resources, may make cash payments to certain investment dealers who provide marketing support, transaction processing and/or administrative services and, in some cases, include some or all Eaton Vance funds in ^specialized selling programs. Payments made by the principal underwriter to an investment dealer may be significant and are typically in the form of fees based on Fund sales, assets, transactions processed and/or accounts attributable to that investment dealer. Investment dealers also may receive amounts from the principal underwriter in connection with educational or due diligence meetings that include information concerning Eaton Vance funds. The principal underwriter may pay or allow other promotional incentives or payments to investment dealers to the extent permitted by applicable laws and regulations.

Certain investment dealers that maintain “street name” or omnibus accounts provide sub-accounting, recordkeeping and/ or administrative services to the Eaton Vance funds and are compensated for such services by the funds. As used in this prospectus, the term “investment dealer” includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, their designated intermediaries and any other firm having a selling, administration or similar agreement with the principal underwriter or its affiliates.

Sales Charges

Class A Front-End Sales Charge. Class A shares are offered at net asset value per share plus a sales charge that is determined by the amount of your investment. The current sales charge schedule is:

Amount of Purchase	Sales Charge* as Percentage of Offering Price	Sales Charge* as Percentage of Net Amount Invested	Dealer Commission as Percentage of Offering Price

Less than $25,000	4.75%	4.99%	4.50%
$25,000 but less than $100,000	4.50%	4.71%	4.25%
$100,000 but less than $250,000	3.75%	3.90%	3.50%
$250,000 but less than $500,000	3.00%	3.09%	2.75%
$500,000 but less than $1,000,000	2.00%	2.04%	2.00%
$1,000,000 or more	0.00**	0.00**	1.00%

*	Because the offering price per share is rounded to two decimal places, the actual sales charge you pay on a purchase of Class A shares may be more or less than your total purchase amount multiplied by the applicable sales charge percentage.

**	No sales charge is payable at the time of purchase on investments of $1 million or more. A CDSC of 1.00% will be imposed on such investments (as described below) in the event of redemptions within 18 months of purchase.

The principal underwriter will pay an upfront commission of 1.00% to investment dealers on sales of $1 million or more. For Class A share purchases in a single fund in a single transaction totaling $5 million or more, the principal underwriter will pay investment dealers this 1.00% commission monthly in arrears. The rate will be applied to the amount originally invested minus any redemptions (as calculated at month end) and will be paid ratably over the first 18 months after the investment is made.

The principal underwriter may pay commissions of up to 1.00% on sales of Class A shares made at net asset value through the Eaton Vance Supplemental Retirement Account.

Reducing or Eliminating Class A Sales Charges. Front-end sales charges on purchases of Class A shares may be reduced under the right of accumulation or under a statement of intention. To receive a reduced sales charge, you must inform your investment dealer or the Fund at the time you purchase shares that you qualify for such a reduction. If you do not let your investment dealer or the Fund know you are eligible for a reduced sales charge, you may not receive the discount to which you are otherwise entitled.

Under the right of accumulation, the sales charge you pay is reduced if the current market value of your holdings in the Fund or any other Eaton Vance fund (based on the current maximum public offering price) plus your new purchase total $25,000 or more. Class A, Advisers Class, Class B, Class C, Class I and/or Class R shares of the Fund or other Eaton Vance funds, as well as shares of Eaton Vance Money Market Fund, owned by you may be included for this purpose. Shares of Eaton Vance Cash Management Fund and Eaton Vance Tax Free Reserves cannot be included under the right of accumulation. Shares owned by you, your spouse and children under age twenty-one may be combined for purposes of the right of accumulation, including shares held for the benefit of any of you in trust or fiduciary accounts (including

10

retirement accounts) or omnibus or “street name” accounts. In addition, shares purchased and/or owned in an employer-sponsored retirement plan (including SEP, SARSEP and SIMPLE IRA plans) may be combined for purposes of the right of accumulation for the plan and its participants. You may be required to provide documentation to establish your ownership of shares included under the right of accumulation (such as account statements for you, your spouse and children or marriage certificates, birth certificates and/or trust or other fiduciary-related documents).

Under a statement of intention, purchases of $25,000 or more made over a 13-month period are eligible for reduced sales charges. Shares eligible under the right of accumulation (other than those included in employer-sponsored retirement plans) may be included to satisfy the amount to be purchased under a statement of intention. Under a statement of intention, the principal underwriter may hold 5% of the dollar amount to be purchased in escrow in the form of shares registered in your name until you satisfy the statement or the 13-month period expires. A statement of intention does not obligate you to purchase (or the Fund to sell) the full amount indicated in the statement.

Class A shares are offered at net asset value (without a sales charge) to clients of financial intermediaries who charge ^an ongoing fee for ^advisory, investment, consulting or similar services^. Such clients may include individuals, corporations, endowments and pension plans (including tax-deferred retirement plans and profit sharing plans). Class A shares also are offered at net asset value to investment and institutional clients of Eaton ^Vance and its affiliates; certain persons affiliated with Eaton Vance; and certain ^fund service ^providers as described in the Statement of Additional Information. Class A shares may also be purchased at net asset value pursuant to the reinvestment privilege and exchange privilege and when distributions are reinvested. See “Shareholder Account Features” for details. For the 90-day period beginning August 19, 2005 and ending November 16, 2005, the clients of Edward D. Jones & Co., L.P. who were eligible for the Edward Jones Free Switch Program were able to purchase Class A shares of any Eaton Vance fund at net asset value.

Contingent Deferred Sales Charge. ^Each Class of shares is ^subject to a CDSC on certain redemptions. Class A shares purchased at net asset value in amounts of $1 million or more (other than shares purchased in a single transaction of $5 million or more) are subject to a 1.00% CDSC if redeemed within 18 months of purchase. Investors who purchase Class A shares of a single fund in a single transaction at net asset value in amounts of $5 million or more will not be subject to any CDSC for such investment or any subsequent investment in the same fund. In addition, Class ^A shares purchased through the Eaton Vance Supplemental Retirement Account (regardless of the amount of the purchase) are subject to a CDSC equal to 1% if redeemed within one year of purchase and a ^CDSC of 0.50% if redeemed within ^two years of purchase. ^Class C shares are subject to ^a 1.00% CDSC ^if redeemed within 12 months of purchase. Class B shares are subject to the following CDSC schedule:

Year of Redemption After Purchase	CDSC

First or Second	5%
Third	4%
Fourth	3%
Fifth	2%
Sixth	1%
Seventh or following	0%

CDSCs are based on the lower of the net asset value at the time of purchase or at the time of redemption. Shares acquired through the reinvestment of distributions are exempt from the CDSC. Redemptions are made first from shares that are not subject to a CDSC.

^

The sales commission payable to investment dealers in connection with sales of Class B and Class C shares is described under “Distribution and Service Fees” below.

CDSC Waivers. CDSCs are waived for certain redemptions pursuant to a Withdrawal Plan (see “Shareholder Account Features”). The ^CDSC is also waived following the death of a beneficial owner of shares (a death certificate and other applicable documents may be required).

Conversion Feature. After eight years, Class B shares automatically convert to Class A shares. Class B shares acquired through the reinvestment of distributions convert in proportion to shares not so acquired.

Distribution and Service Fees. Class A, Class B and Class C shares have in effect plans under Rule 12b-1 that allow the Fund to pay distribution fees for the sale and distribution of shares (so-called “12b-1 fees”^) and service fees for personal and/or shareholder account services. Class B and Class C shares pay distribution fees to the principal underwriter of 0.75%

11

of average daily net assets annually. Because these fees are paid from Fund assets on an ongoing basis, they will increase your cost over time and may cost you more than paying other types of sales charges. The principal underwriter compensates investment dealers on sales of Class B and Class C shares (except exchange transactions and reinvestments) in an amount equal to 4% and 1%, respectively, of the purchase price of the shares. After the first year, investment dealers also receive 0.75% of the value of Class C shares in annual distribution fees. Class B and Class C also pay service fees to the principal underwriter equal to 0.25% of average daily net assets annually. Class A shares pay distribution and service fees equal to 0.25% of average daily net assets annually. After the sale of shares, the principal underwriter receives service fees for one year and thereafter investment dealers generally receive them based on the value of shares sold by such dealers for shareholder servicing performed by such investment dealers. Distribution and service fees are subject to the limitations contained in the sales charge rule of the National Association of Securities Dealers, Inc.

^

More information about sales charges is available free of charge on the Eaton Vance website at www.eatonvance.com and in the Statement of Additional Information. Please consult the Eaton Vance website for any updates to sales charge information before making a purchase of Fund shares.

Redeeming Shares You can redeem shares in any of the following ways:

By Mail	Send your request to the transfer agent along with any certificates and stock powers. The request must be signed exactly as your account is registered and ^a signature guarantee may be required. You can obtain a signature guarantee at certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations. You may be asked to provide additional documents if your shares are registered in the name of a corporation, partnership or fiduciary.

By Telephone	You can redeem up to $100,000 per account (which may include shares of one or more Eaton Vance funds) per day by calling ^1-800-262-1122^ Monday through
Friday, ^8:00 a.m. to ^7:00 p.m. (eastern time). Proceeds of a telephone redemption can be mailed only to the account address. Shares held by corporations, trusts or certain other entities and shares that are subject to fiduciary arrangements cannot be redeemed by telephone.

Through an Investment Dealer	Your investment dealer is responsible for transmitting the order promptly. An investment dealer may charge a fee for this service.

If you redeem shares, your redemption price will be based on the net asset value per share next computed after the redemption request is received. Your redemption proceeds will be paid in cash within seven days, reduced by the amount of any applicable CDSC and any federal income tax required to be withheld. Payments will be sent by mail unless you complete the Bank Wire Redemptions section of the account application.

If you recently purchased shares, the proceeds of a redemption will not be sent until the purchase check (including a certified or cashier’s check) has cleared. If the purchase check has not cleared, redemption proceeds may be delayed up to 15 days from the purchase date. If your account value falls below $750 (other than due to market decline), you may be asked either to add to your account or redeem it within 60 days. If you take no action, your account ^will be redeemed and the proceeds sent to you.

While redemption proceeds are normally paid in cash, redemptions may be paid by distributing marketable securities. If you receive securities, you could incur brokerage or other charges in converting the securities to cash.

12

Shareholder Account Features

Once you purchase shares, the transfer agent establishes ^an account for you. ^

Distributions. You may have your Fund distributions paid in one of the following ways:

*Full Reinvest Option	Dividends and capital gains are reinvested in additional shares. This option will be assigned if you do not specify an option.

*Partial Reinvest Option	Dividends are paid in cash and capital gains are reinvested in additional shares.
*Cash Option	Dividends and capital gains are paid in cash.
*Exchange Option	^Dividends and/or capital gains are reinvested in additional shares of any class of another Eaton Vance fund chosen by you, subject to the terms of that fund’s prospectus. Before selecting this option, you must obtain a prospectus of the other fund and consider its objectives, risks, and charges and expenses carefully.

Information about the Fund. From time to time, you may be mailed the following:

*Semiannual and annual reports containing a list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, performance information and financial statements.

*Periodic account statements, showing recent activity and total share balance.

*Form 1099 and tax information needed to prepare your income tax returns.

*Proxy materials, in the event a shareholder vote is required.

*Special notices about significant events affecting your Fund.

The Fund will file with the Securities and Exchange Commission (“SEC”) a list of its portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q. The Fund’s annual and semiannual reports (as filed on Form N-CSR) and each Form N-Q may be viewed on the SEC’s website (www.sec.gov). The most recent fiscal and calendar quarter end holdings may also be viewed on the Eaton Vance website (www.eatonvance.com). Portfolio holdings information is filed with the SEC or posted on the Eaton Vance website approximately 60 days after the end of the quarter to which it relates^. The Fund also posts information about certain portfolio characteristics (such as top ten holdings and asset allocation) as of ^the most recent calendar quarter end on the Eaton Vance website approximately ten business days after ^the calendar quarter end.

The Eaton Vance funds have established policies and procedures with respect to the disclosure of portfolio holdings and other information concerning Fund characteristics. A description of these policies and procedures is provided in the Statement of Additional Information. Such policies and procedures regarding disclosure of portfolio holdings are designed to prevent the misuse of material, non-public information about the funds.

Withdrawal Plan. You may redeem shares on a regular monthly or quarterly basis by establishing a systematic withdrawal plan. Withdrawals will not be subject to any applicable CDSC if they are, in the aggregate, less than or equal to 12% annually of the greater of either the initial account balance or the current account balance. ^Because purchases of Class A shares are generally subject to an initial sales charge, Class A shareholders should not make withdrawals from their accounts while also making purchases.

Exchange Privilege. You may exchange your Fund shares for shares of the same Class of another Eaton Vance fund, or, in the case of Class B and Class C shares, Eaton Vance Money Market Fund. Exchanges are made at net asset value. If your shares are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate. For purposes of the CDSC, your shares will continue to age from the date of your original purchase of Fund shares.

Before exchanging, you should read the prospectus of the new fund carefully. If you wish to exchange shares, write to the transfer agent (see back cover for address) or call 1-800-262-1122. Periodic automatic exchanges are also available. The exchange privilege may be changed or discontinued at any time. You will receive 60 days’ notice of any material change to the privilege. This privilege may not be used for “market timing”. If an account (or group of accounts) makes more than two round-trip exchanges (exchanged from one fund to another and back again) within 12 months, it will be deemed to be market timing. As described under “Purchasing Shares”, the exchange privilege may be terminated for market timing accounts or for other reasons.

Reinvestment Privilege. If you redeem shares, you may reinvest at net asset value all or any portion of the redemption proceeds in the same class of shares of the Fund you redeem ^from, provided that the reinvestment occurs within 60 days

13

of the redemption, and the privilege has not been used more than once in the prior 12 months. Under these circumstances your account will be credited with any CDSC paid in connection with the redemption. Any CDSC period applicable to the shares you acquire upon reinvestment will run from the date of your original share purchase. Reinvestment requests must be in writing. If you reinvest, ^your purchase will be at the next determined net asset value following receipt of your request.

Telephone and Electronic Transactions. You can redeem or exchange shares by telephone as described in this prospectus. In addition, certain transactions may be conducted through the Internet. The transfer agent and the principal underwriter have procedures in place to authenticate telephone and electronic instructions (such as using security codes or verifying personal account information). As long as the transfer agent and principal underwriter follow reasonable procedures, they will not be responsible for unauthorized telephone or electronic transactions and you bear the risk of possible loss resulting from these transactions. You may decline the telephone redemption option on the account application. Telephone instructions are ^recorded.

“Street Name” Accounts. If your shares are held in a “street name” account at an investment dealer, that dealer (and not the Fund or its transfer agent) will perform all recordkeeping, transaction processing and distribution payments. Because the Fund will have no record of your transactions, you should contact your investment dealer to purchase, redeem or exchange shares, to make changes in your account, or to obtain account information. You will not be able to utilize a number of shareholder features, such as telephone transactions, directly with the Fund. ^If you transfer ^shares in a “street name” account to an account with another investment dealer or to an account directly with the ^Fund, you ^should obtain historical information about your shares prior to the transfer. ^

Procedures for Opening New Accounts. To help the government fight the funding of terrorism and money laundering activities, federal law requires the Fund to obtain, verify and record information that identifies each person who opens a Fund account. When you open an account, the transfer agent or your investment dealer will ask you for your name, address, date of birth and other identifying information. You also may be asked to produce a copy of your driver’s license and other identifying documents. If a person fails to provide the information requested, any application by that person to open a new account will be rejected. Moreover, if the transfer agent or the investment dealer is unable to verify the identity of a person based on information provided by that person, it may take additional steps including, but not limited to, requesting additional information from the person, closing the person’s account or reporting the matter to the appropriate federal authorities. If your account is closed for this reason, your shares may be automatically redeemed. If the Fund’s net asset value has decreased since your purchase, you will lose money as a result of this redemption.

Account Questions. If you have any questions about your account or the services available, please call Eaton Vance Shareholder Services at 1-800-262-1122, or write to the transfer agent (see back cover for address).

Tax Information

The Fund declares dividends daily and ordinarily pays distributions monthly. Different Classes will distribute different dividend amounts. Your account will be credited with dividends beginning on the business day after the day when the funds used to purchase your Fund shares are collected by the transfer agent. For tax purposes, the entire monthly distribution of the Fund’s daily dividends ordinarily will constitute federally tax-exempt income to you. Distribution of any net realized gains will be made once each year (usually in December). ^ The ^exemption of “exempt-interest dividend” income from regular federal income taxation does not necessarily result in similar exemptions from such income under the state or local tax laws.

The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal income tax. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of any taxable income and net short-term capital gains will be taxable as ordinary income. Distributions of any long-term capital gains are taxable as long-term capital gains. Distributions of interest on certain municipal obligations are a tax preference item under the AMT provisions applicable to individuals and corporations, and all tax-exempt distributions may affect a corporation’s AMT liability. The Fund’s distributions will be treated as described above for federal income tax purposes whether they are paid in cash or reinvested in additional shares. A redemption of Fund shares, including an exchange for shares of another fund, is a taxable transaction.

Shareholders, particularly corporations, recipients of social security or railroad retirement benefits and those subject to alternative minimum tax, should consult with their advisers concerning the applicability of federal, state, local and other taxes to an investment.

14

Financial Highlights

The financial highlights are intended to help you understand the Fund’s financial performance for the past five years. Certain information in the table reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in ^the Fund (assuming reinvestment of all distributions and not taking into account a sales charge). This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm. The ^report of Deloitte & Touche LLP and the Fund’s financial statements are incorporated herein by reference and included in the annual report, which is available on request.

				For the year ending January 31,

		^2006(1)			2005(1)			2004(1)

	Class A	Class B	Class C	Class A	Class B	Class C	Class A	Class B	Class C

Net asset value - Beginning of year	^$10.090	^$10.060	^ $9.340	$10.230	$10.200	$9.470	$9.730	$9.700	$9.000

Income (loss) from operations
Net investment income	^ $0.535	^ $0.463	^ $0.422	$0.614	$0.542	$0.498	$0.668	$0.600	$0.543
Net realized and unrealized gain (loss)	^ 0.167	^ 0.162	^ 0.148	(0.125)	(0.129)	(0.115)	0.486	0.479	0.465

Total income from operations	^ $0.702	^ $0.625	^ $0.570	$0.489	$0.413	$0.383	$1.154	$1.079	$1.008

Less distributions
From net investment income	^$(0.552)	^$(0.475)	^$(0.440)	$(0.629)	$(0.553)	$(0.513)	$(0.654)	$(0.579)	$(0.538)

Total distributions	^$(0.552)	^$(0.475)	^$(0.440)	$(0.629)	$(0.553)	$(0.513)	$(0.654)	$(0.579)	$(0.538)

Net asset value - End of year	^$10.240	^$10.210	^ $9.470	$10.090	$10.060	$9.340	$10.230	$10.200	$9.470

Total Return (3)	^ 7.14%	^ 6.34%	^ 6.24%	5.05%	4.52%(6)	4.40%(7)	12.25%	11.44%	11.53%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	^$505,474	^$143,784	^$168,029	$354,881	$165,787	$103,868	$238,169	$212,391	$79,072
Ratios (As a percentage of average daily net assets):
Expenses(4)	^ 0.94%	^ 1.69%	^ 1.69%	0.99%	1.74%	1.74%	1.02%	1.77%	1.77%
Expenses after custodian fee reduction(4)	^ 0.93%	^ 1.68%	^ 1.68%	0.98%	1.73%	1.73%	1.02%	1.77%	1.77%
Net investment income	^ 5.26%	^ 4.57%	^ 4.49%	6.17%	5.46%	5.41%	6.70%	6.04%	5.88%
Portfolio Turnover of the Portfolio(5)	^ __	^ __	^ __	42%	42%	42%	40%	40%	40%
Portfolio Turnover of the Fund	^ 34%	^ 34%	^ 34%	10%	10%	10%	—	—	—

(See footnotes on last page.)

15

Financial Highlights (continued)
		For the year ending January 31,

		2003(1)			2002(1)(2)

	Class A	Class B	Class C	Class A	Class B	Class C

Net asset value - Beginning of year	$9.660	$9.640	$8.950	$9.800	$9.770	$9.060

Income (loss) from operations
Net investment income	$ 0.682	$ 0.606	$0.561	$0.627	$0.545	$0.511
Net realized and unrealized gain (loss)	0.031	0.022	0.017	(0.128)	(0.120)	(0.112)

Total income from operations	$0.713	$0.628	$0.578	$0.499	$0.425	$0.399

Less distributions
From net investment income	$(0.643)	$(0.568)	$(0.528)	$(0.639)	$(0.555)	$(0.509)

Total distributions	$(0.643)	$(0.568)	$(0.528)	$(0.639)	$(0.555)	$(0.509)

Net asset value - End of year	$9.730	$9.700	$9.000	$9.660	$9.640	$8.950

Total Return(3)	7.59%	6.66%	6.61%	5.18%	4.38%	4.43%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$147,004	$188,959	$35,646	$134,950	$187,232	$23,470
Ratios (as a percentage of average daily net assets):
Expenses(4)	1.05%	1.80%	1.80%	1.07%	1.82%	1.82%

Net investment income	7.01%	6.25%	6.22%	6.37%	5.56%	5.62%
Portfolio Turnover of the Portfolio(5)	15%	15%	15%	24%	24%	24%
Portfolio Turnover of the Fund	—	—	—	—	—	—

(1)	Net investment income per share was computed using average shares outstanding.

(2)	The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended January 31, 2002 was to increase net investment income per share by less than $0.001, increase net realized and unrealized losses per share by less than $0.001 and increase the ratio of net investment income to average net assets by less than 0.01%^.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)	Includes the Fund’s share of the Portfolio’s allocated ^expenses while the Fund was making investments directly into the Portfolio.^

^

(5)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

(6)	Total return reflects an increase of 0.18^% due to a change in the timing of payment and reinvestment of distributions.

(7)	Total return reflects an increase of 0.10% due to a change in the timing of payment and reinvestment of distributions.

16

More Information

About the Fund: More information is available in the statement of additional information. The statement of additional information is incorporated by reference into this prospectus. Additional information about the Fund’s investments is available in the annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the past fiscal year. You may obtain free copies of the statement of additional information and the shareholder reports on Eaton Vance’s website at www.eatonvance.com or by contacting the principal underwriter:

Eaton Vance Distributors, Inc. The Eaton Vance Building 255 State Street Boston, MA 02109 1-800-225-6265 website: www.eatonvance.com

^

You will find and may copy information about the Fund (including the statement of additional information and shareholder reports): at the Securities and Exchange Commission’s public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC’s Internet site (http://www.sec.gov); or, upon payment of copying fees, by writing to the SEC’s public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

About Shareholder Accounts: You can obtain more information from Eaton Vance Shareholder Services (1-800-262-1122). If you own shares and would like to add to, redeem or change your account, please write or call the transfer agent:^

PFPC Inc.
P.O. Box 9653
Providence, RI 02940-9653
1-800-262-1122
The Fund’s SEC File No. is 811-08134			HYP
519-6/06		© 2006 Eaton Vance Management
^

STATEMENT OF ADDITIONAL INFORMATION ^June 1, 2006

Eaton Vance Florida Insured Municipals Fund Eaton Vance Hawaii Municipals Fund Eaton Vance Kansas Municipals Fund The Eaton Vance Building 255 State Street Boston, Massachusetts 02109 1-800-262-1122

This Statement of Additional Information (“SAI”) provides general information about the Funds. Each Fund is a non-diversified, open-end management company. Each Fund is a series of Eaton Vance Municipals Trust II (the “Trust”). Capitalized terms used in this SAI and not otherwise defined have the meanings given to them in the prospectus. This SAI contains additional information about:

		Page			Page
Strategies and Risks		^2	Purchasing and Redeeming Shares		^19
Investment Restrictions		^9	Sales Charges		^19
Management and Organization		^10	Performance		^22
Investment Advisory and Administrative Services		^15	Taxes		^24
Other Service Providers		^18	Portfolio Securities Transactions		^26
Calculation of Net Asset Value		^18	Financial Statements		^28
Appendix A:	Class A Fees, Performance and Ownership	^29	Appendix E:	Ratings	^38
Appendix B:	Class B Fees, Performance and Ownership	^31	Appendix F:	Insurance	^43
Appendix C:	Class C Fees, Performance and Ownership	^33	Appendix G: Eaton Vance Funds Proxy Voting Policy and Procedures ^46
Appendix D:	State Specific Information	^34	Appendix H: Adviser Proxy Voting Policies and Procedures		48

Although each Fund offers only its shares of beneficial interest, it is possible that a Fund (or Class) might become liable for a misstatement or omission in this SAI regarding another Fund (or Class) because the Funds use this combined SAI. The Trustees of the Trust have considered this factor in approving the use of a combined SAI.

This SAI is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the Funds’ prospectus dated ^June 1, 2006, as supplemented from time to time, which is incorporated herein by reference. This SAI should be read in conjunction with the prospectus, which may be obtained by calling 1-800-225-6265.

© ^2006 Eaton Vance Management

The following defined terms may be used herein: “SEC” for the Securities and Exchange Commission; “CFTC” for the Commodities Futures Trading Commission; “Code” for the Internal Revenue Code of 1986, as amended; “1940 Act” for the Investment Company Act of 1940, as amended; and “NASD” for the National Association of Securities Dealers, Inc.

^

STRATEGIES AND RISKS

Primary strategies are defined in the prospectus. The following is a description of the various investment practices that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. The investment adviser(s) may not buy any of the following instruments or use any of the following techniques unless it believes that doing so will help achieve the investment objective(s).

Municipal Obligations. Municipal obligations are issued to obtain funds for various public and private purposes. Municipal obligations include bonds as well as tax-exempt commercial paper, project notes and municipal notes such as tax, revenue and bond anticipation notes of short maturity, generally less than three years. While most municipal bonds pay a fixed rate of interest ^semiannually in cash, there are exceptions. Some bonds pay no periodic cash interest, but rather make a single payment at maturity representing both principal and interest. Bonds may be issued or subsequently offered with interest coupons materially greater or less than those then prevailing, with price adjustments reflecting such deviation.

In general, there are three categories of municipal obligations, the interest on which is exempt from federal income tax and is not a tax preference item for purposes of the AMT: (i) certain “public purpose” obligations (whenever issued), which include obligations issued directly by state and local governments or their agencies to fulfill essential governmental functions; (ii) certain obligations issued before August 8, 1986 for the benefit of non-governmental persons or entities; and (iii) certain “private activity bonds” issued after August 7, 1986 which include “qualified Section 501(c)(3) bonds” or refundings of certain obligations included in the second category. In assessing the federal income tax treatment of interest on any municipal obligation, each Fund will rely on an opinion of the issuer’s counsel (when available) and will not undertake any independent verification of the basis for the opinion.

Interest on certain “private activity bonds” issued after August 7, 1986 is exempt from regular federal income tax, but such interest (including a distribution by a Fund derived from such interest) is treated as a tax preference item which could subject the recipient to or increase the recipient’s liability for the AMT. For corporate shareholders, a Fund’s distributions derived from interest on all municipal obligations (whenever issued) are included in “adjusted current earnings” for purposes of the AMT as applied to corporations (to the extent not already included in alternative minimum taxable income as income attributable to private activity bonds).

The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public ^projects, including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate and amount.

Revenue bonds are generally secured by the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water, sewer and solid waste disposal systems; highways, bridges and tunnels; port, airport and parking facilities; transportation systems; housing facilities, colleges and universities and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may be used to make principal and interest payments on the issuer’s obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state’s ability (without legal obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are normally secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority’s obligations. Such payments are usually subject to annual appropriations by the state or locality. Industrial development and pollution control bonds, although nominally issued by municipal authorities, are in most cases revenue bonds and are generally not secured by the taxing power of the municipality, but are usually secured by the revenues derived by the authority from payments of the industrial user or users. Each Fund may on occasion acquire revenue bonds which carry warrants or similar rights covering equity securities. Such warrants or rights may be held indefinitely, but if exercised, each Fund anticipates that it would, under normal circumstances, dispose of any equity securities so acquired within a reasonable period of time.

The obligations of any person or entity to pay the principal of and interest on a municipal obligation are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of adverse economic conditions (including unforeseen financial events, natural disasters and other conditions that may affect an issuer’s ability to pay its obligations), litigation or other ^conditions, the power or ability of any person or entity to pay when due principal of and interest on a municipal obligation may be materially affected or interest and principal previously paid may be required to be refunded. There have been recent instances of defaults and bankruptcies involving municipal obligations which were not foreseen by the financial and investment communities. Each Fund will take whatever action it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of either the issuer of any municipal obligation or of the underlying source of funds for debt service. Such action may include retaining the services of various persons or firms (including affiliates of the investment adviser) to evaluate or protect any real estate, facilities or other assets securing any such obligation or acquired by a Fund as a result of any such event, and a Fund may also manage (or engage other persons to manage) or otherwise deal with any real estate, facilities or other assets so acquired. Each Fund anticipates that real estate consulting and management services may be required with respect to properties securing various municipal obligations in its portfolio or subsequently acquired by each Fund. Each Fund will incur additional expenditures in taking protective action with respect to portfolio obligations in (or anticipated to be in) default and assets securing such obligations.

The yields on municipal obligations will be dependent on a variety of factors, including purposes of issue and source of funds for repayment, general money market conditions, general conditions of the municipal bond market, size of a particular offering, maturity of the obligation and rating of the issue. The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of the municipal obligations which they undertake to rate. It should be emphasized, however, that ratings are based on judgment and are not absolute standards of quality. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. In addition, the market price of such obligations will normally fluctuate with changes in interest rates, and therefore the net asset value of a Fund will be affected by such changes.

State-Specific Concentration. For a discussion of the risks associated with investing in municipal obligations of a particular state’s issuers, see “Risks of Concentration” in Appendix D. Each Fund may also invest a total of up to 35% of its net assets in the obligations of Puerto Rico, the U.S. Virgin Islands and Guam. Accordingly, a Fund may be adversely affected by local political and economic conditions and developments within Puerto Rico, the U.S. Virgin Islands and Guam affecting the issuers of such obligations. Each Fund may also invest to a limited extent in obligations issued by the N. Marianna Territories and American Samoa. Information about some of these conditions and developments is included in Appendix D.

Sector Concentration. Each Fund may invest 25% or more of its total assets in municipal obligations in certain sectors. There could be economic, business or political developments or court decisions that adversely affect all municipal obligations in the same sector. In particular, investments in revenue bonds might involve (without limitation) the following risks.

Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. Among the influences affecting a hospital’s gross receipts and net income available to service its debt are demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding and possible federal legislation limiting the rates of increase of hospital charges.

Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by safety and environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, and in achieving timely and adequate rate relief from regulatory commissions, effects of energy conservation and limitations on the capacity of the capital market to absorb utility debt.

Industrial development bonds (“IDBs”) are normally secured only by the revenues from the project and not by state or local government tax payments, they are subject to a wide variety of risks, many of which relate to the nature of the specific project. Generally, IDBs are sensitive to the risk of a slowdown in the economy.

^

Standard tobacco bonds are secured by a single source of revenue, installment payments made by tobacco companies stemming from the settlement of lawsuits brought against them by various states (the “Master Settlement Agreement”). Appropriation backed tobacco bonds are supported by the same Master Settlement Agreement payments as standard tobacco bonds, but are also subject to a state’s pledge to appropriate funds in its annual budget for debt service if Master Settlement Agreement revenues are insufficient. Escrowed tobacco bonds no longer rely on Master Settlement Agreement revenue as security, and are backed by a variety of government securities. These payments are not generally fixed but rather are tied to the volume of the company’s U.S. sales of cigarettes. Tobacco bonds are subject to several risks, including the risk that cigarette consumption declines or that a tobacco company defaults on its obligation to make payments to the state.

In addition, with respect to the airline industry, there are a number of major carriers that are experiencing significant operation problems. These problems include, but are not limited to, bankruptcy filings, competition from low cost carriers, labor and union conflicts, increasing costs associated with terrorism, increasing jet fuel prices and decreasing yields per passenger. ^Several major airlines are currently in bankruptcy, and additionally, recent court rulings associated with the United Airlines bankruptcy have been split on determining whether certain special facility “lease-backed” debt issuances are considered loans and not leases, significantly impacting the return potential of “lease-backed” airline bonds if the rulings stand.

Insured Obligations. Insured municipal obligations held by the Florida Insured Fund (“Florida obligations”) will be insured as to their scheduled payment of principal and interest under (i) an insurance policy obtained by the issuer or underwriter of the Florida obligation at the time of its original issuance (“Issue Insurance”), (ii) an insurance policy obtained by the Florida Insured Fund or a third party subsequent to the Florida obligation’s original issuance (“Secondary Market Insurance”) or (iii) a municipal insurance policy purchased by the Florida Insured Fund (“Mutual Fund Insurance”). Each type of insurance insures the timely payment of interest and principal of the Florida obligation but does not protect the market value of such obligation or the net asset value of the Florida Insured Fund.

Issue Insurance is generally purchased by the issuer or underwriter of the Florida obligation and is noncancellable and effective as long as the securities are unpaid and the insurer remains in business. Secondary Market Insurance allows the Florida Insured Fund or a third party to pay a single premium to insure a Florida obligation as to principal and interest until maturity and to transfer the insurance benefit with the underlying security. Secondary Market Insurance premiums do not result in an expense to the Florida Insured Fund, but are added to the cost basis of the Florida obligation so insured. Mutual Fund Insurance may be purchased from insurance companies that guarantee the timely payment of interest and principal when due on certain Florida obligations that are designated by the insurer as eligible for such insurance. Mutual Fund Insurance may terminate upon the Florida Insured Fund’s sale of the obligation or it may be extended to enhance the marketability of the obligation. To extend a policy, the Florida Insured Fund will pay a single, predetermined premium payable from the proceeds of the sale of that obligation. It is expected that the Florida Insured Fund will extend a policy only if, in the opinion of the Investment Adviser, the net proceeds from the sale of the obligation, as insured, would exceed the proceeds from the sale of that obligation without insurance. The price of Florida obligations insured by Mutual Fund Insurance is expected to be more volatile than the price of Florida obligations insured by Issue or Secondary Market Insurance. To the extent the Florida Insured Fund’s obligations are insured by Mutual Fund Insurance, the price of the Florida Insured Fund’s shares, will be more volatile than if such obligations were otherwise insured.

With respect to the 80% of its net assets which will be insured, the obligations held by the Florida Insured Fund will be insured by insurers having a claims-paying ability rated Aaa by Moody’s or AAA by S&P or Fitch. See Appendix D for a brief description of the claims-paying ability ratings. Florida Insured Fund will invest at least 65% of its total assets in insured obligations.

The Florida Insured Fund anticipates that under normal conditions all or substantially all of its insured obligations will be subject to Issue Insurance or Secondary Market Insurance. If the Florida Insured Fund purchases Mutual Fund Insurance, premiums are paid by the Florida Insured Fund. These premiums are based on the credit quality and principal amount of the Florida obligation to be insured. If the issuer, underwriter, or other third party purchases the insurance for the obligation, the value of such insurance is generally reflected in a higher market value or purchase price for the obligation. While insurance is intended to reduce financial risk, the cost of such insurance (from higher purchase prices of securities or the payment of insurance premiums) will result in lower yields on the Florida obligations so insured.

The Florida Insured Fund may also invest in municipal obligations that are secured by an escrow or trust account which contains securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, that are backed by the full faith and credit of the United States, and sufficient, in combination with available trustee-held funds, in amount to ensure the payment of interest on and principal of the secured obligation (“collateralized obligations”). Collateralized obligations generally are regarded as having the credit characteristics of the underlying U.S. Government, agency or instrumentality securities. These obligations will not be subject to Issue Insurance, Secondary Market Insurance or Mutual Fund Insurance, but will be considered to be insured obligations for purposes of the Florida Insured Fund’s policy of investing at least 80% of its net assets in insured obligations (but such obligations will not constitute more than 15% of the insured portion of the Florida Insured Fund).

The credit quality of companies which provide such credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce a Fund’s current yield. Insurance generally will be obtained from insurers with a claims-paying ability rated Aaa by Moody’s or AAA by S&P or Fitch. The insurance does not guarantee the market value of the insured obligation or the net asset value of a Fund’s shares. The Hawaii and Kansas Funds may also purchase municipal bonds that are additionally secured by insurance, bank credit agreements, or escrow accounts.

Credit Quality. While municipal obligations rated investment grade or below and comparable unrated municipal obligations may have some quality and protective characteristics, these characteristics can be expected to be offset or outweighed by uncertainties or major risk exposures to adverse conditions. Lower rated and comparable unrated municipal obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to greater price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated municipal obligations are also more likely to react to real or perceived developments affecting market and credit risk than are more highly rated obligations, which react primarily to movements in the general level of interest rates.

Municipal obligations held by a Fund which are rated below investment grade but which, subsequent to the assignment of such rating, are backed by escrow accounts containing U.S. Government obligations may be determined by the investment adviser to be of investment grade quality for purposes of the Fund’s investment policies. A Fund may retain in its portfolio an obligation whose rating drops after its acquisition, including defaulted obligations, if such retention is considered desirable by the investment adviser; provided, however, that holdings of obligations rated below Baa or BBB will be less than 35% of net assets and holdings rated below B will be less than 10% of net assets. In the event the rating of an obligation held by a Fund is downgraded, causing the Fund to exceed this limitation, the investment adviser will (in an orderly fashion within a reasonable period of time) dispose of such obligations as it deems necessary in order to comply with each Fund’s credit quality limitations. In the case of a defaulted obligation, a Fund may incur additional expense seeking recovery of its investment. See “Portfolio of Investments” in the “Financial Statements” incorporated by reference into this SAI with respect to any defaulted obligations held by a Fund.

When a Fund invests in lower rated or unrated municipal obligations, the achievement of the Fund’s goals is more dependent on the investment adviser’s ability than would be the case if the Fund were investing in municipal obligations in the higher rating categories. In evaluating the credit quality of a particular issue, whether rated or unrated, the investment adviser may take into consideration, among other things, the financial resources of the issuer (or, as appropriate, of the underlying source of funds for debt service), its sensitivity to economic conditions and trends, any operating history of and the community support for the facility financed by the issue, the ability of the issuer’s management and regulatory matters. The investment adviser may also purchase structured derivative products with greater or lesser credit risk than the underlying bonds. Such bonds may be rated investment grade, as well as below investment grade. For a description of municipal bond ratings, see Appendix E.

Municipal Leases. Each Fund may invest in municipal leases and participations therein, which arrangements frequently involve special risks. Municipal leases are obligations in the form of a lease, installment purchase or conditional sales contract (which typically provide for the title to the leased asset to pass to the governmental issuer) which is issued by state or local governments to acquire equipment and facilities. Interest income from such obligations is generally exempt from local and state taxes in the state of issuance. “Participations” in such leases are undivided interests in a portion of the total obligation. Participations entitle their holders to receive a pro rata share of all payments under the lease. The obligation of the issuer to meet its obligations under such leases is often subject to the appropriation by the appropriate legislative body, on an annual or other basis, of funds for the payment of the obligations. Investments in municipal leases are thus subject to the risk that the legislative body will not make the necessary appropriation and the issuer will not otherwise be willing or able to meet its obligation.

Certain municipal lease obligations owned by a Fund may be deemed illiquid for the purpose of the Fund’s 15% limitation on investments in illiquid securities, unless determined by the investment adviser, pursuant to guidelines adopted by the Trustees, to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations, the investment adviser will consider ^the factors it believes are relevant to the marketability of ^the obligation, to the extent that information regarding such factor is available to the investment adviser and pertinent to the liquidity determination, which may include: (1) the willingness of dealers to bid for the obligation; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades and quotes for the obligation; ^(4) the nature of the marketplace trades, including the time needed to dispose of the obligation, the method of soliciting offers, and the mechanics of transfer^; (5) the willingness of the ^governmental issuer to continue to ^appropriate funds for the payment of the ^obligation; (6) how likely or remote an event of nonappropriation may be, which depends in varying degrees on a variety of factors, including those relating to the general creditworthiness of the governmental issuer, its dependence on its continuing access to the credit markets, and the importance to the issuer of the equipment, property or facility covered by the lease or ^contract; (7) the ^rating, if any, ^assigned to the ^obligation and/ or the ^governmental issuer by any nationally recognized statistical rating organization; (8) whether the obligation ^is insured as to the ^timely payment of principal and interest; and (9) all factors and information unique to the obligation ^in determining its liquidity. In the event a Fund acquires an unrated municipal lease obligation, the investment adviser will be responsible for determining the credit quality of such obligation on an ongoing basis, including an assessment of the likelihood that the lease may or may not be cancelled.

Zero Coupon Bonds. Zero coupon bonds are debt obligations which do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Each Fund is required to accrue income from zero coupon bonds on a current basis, even though it does not receive that income currently in cash, and each Fund is required to distribute that income for each taxable year. Thus, a Fund may have to sell other investments to obtain cash needed to make income distributions.

When-Issued Securities. New issues of municipal obligations are sometimes offered on a “when-issued” basis, that is, delivery and payment for the securities normally take place within a specified number of days after the date of a Fund’s commitment and are subject to certain conditions such as the issuance of satisfactory legal opinions. Each Fund may also purchase securities on a when-issued basis pursuant to refunding contracts in connection with the refinancing of an issuer’s outstanding indebtedness. Refunding contracts generally require the issuer to sell and a Fund to buy such securities on a settlement date that could be several months or several years in the future. Each Fund may also purchase instruments that give the Fund the option to purchase a municipal obligation when and if issued.

Each Fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but may sell such securities before the settlement date if it is deemed advisable as a matter of investment strategy. The payment obligation and the interest rate that will be received on the securities are fixed at the time a Fund enters into the purchase commitment. When a Fund commits to purchase a security on a when-issued basis it records the transaction and reflects the value of the security in determining its net asset value. Securities purchased on a when-issued basis and the securities held by a Fund are subject to changes in value based upon the perception of the creditworthiness of the issuer and changes in the level of interest rates (i.e., appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent that a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be greater fluctuations in the Fund’s net asset value than if it solely set aside cash to pay for when-issued securities.

Credit Derivatives. Each Fund may invest in credit default swaps, total return swaps or credit options. In a credit default swap, the buyer of credit protection (or seller of credit risk) agrees to pay the counterparty a fixed, periodic premium for a specified term. In return, the counterparty agrees to pay a contingent payment to the buyer in the event of an agreed upon credit occurrence with respect to a particular reference entity. In a total return swap, the buyer receives a periodic return equal to the total economic return of a specified security, securities or index, for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short term interest rates, possibly plus or minus an agreed upon spread. Credit options are options whereby the purchaser has the right, but not the obligation, to enter into a transaction involving either an asset with inherent credit risk or a credit derivative, at terms specified at the initiation of the option. Transactions in derivative instruments involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, indices, the other financial instruments’ prices or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. Derivative instruments may sometimes increase or leverage exposure to a particular market risk, thereby increasing price volatility.

Redemption, Demand and Put Features and Put Options. Issuers of municipal obligations reserve the right to call (redeem) the bond. If an issuer redeems securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed. Also, some bonds may have “put” or “demand” features that allow early redemption by the bondholder. Longer term fixed-rate bonds may give the holder a right to request redemption at certain times (often annually after the lapse of an intermediate term). These bonds are more defensive than conventional long term bonds (protecting to some degree against a rise in interest rates) while providing greater opportunity than comparable intermediate term bonds, because a Fund may retain the bond if interest rates decline.

Liquidity and Protective Put Options. Each Fund may enter into a separate agreement with the seller of the security or some other person granting the Fund the right to put the security to the seller thereof or the other person at an agreed upon price. Each Fund intends to limit this type of transaction to institutions (such as banks or securities dealers) which the investment adviser believes present minimal credit risks and would engage in this type of transaction to facilitate portfolio liquidity or (if the seller so agrees) to hedge against rising interest rates. There is no assurance that this kind of put option will be available to a Fund or that selling institutions will be willing to permit a Fund to exercise a put to hedge against rising interest rates. A Fund does not expect to assign any value to any separate put option which may be acquired to facilitate portfolio liquidity, inasmuch as the value (if any) of the put will be reflected in the value assigned to the associated security; any put acquired for hedging purposes would be valued in good faith under methods or procedures established by the Trustees after consideration of all relevant factors, including its expiration date, the price volatility of the associated security, the difference between the market price of the associated security and the exercise price of the put, the creditworthiness of the issuer of the put and the market prices of comparable put options. Interest income generated by certain bonds having put or demand features may be taxable.

OTC Options. Each Fund may enter into an agreement with a potential buyer of a municipal obligation that gives the buyer the right, but not the obligation, to purchase a municipal obligation held by the Fund at a particular price in the future and is commonly referred to as an over-the-counter option or OTC option. Such agreements will be entered solely to help facilitate the selling of municipal obligations, for instance, if the buyer wishes to lock in a price for a particular municipal obligation subject to performing due diligence on the issue or issuer. The buyer may not pay a premium for such option. Each Fund may enter into such arrangements on up to 5% of the value of such Fund’s assets. There is a risk that the value of a municipal obligation underlying an option may appreciate above the value that the buyer has agreed to pay for the municipal obligation and therefore the Fund would not be entitled to the appreciation above such price.

Variable Rate Obligations. Each Fund may purchase variable rate obligations. Variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, ^semiannually, etc.). The revised rates are usually set at the issuer’s discretion in which case the investor normally enjoys the right to “put” the security back to the issuer or his agent. Rate revisions may alternatively be determined by formula or in some other contractual fashion. Variable rate obligations normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest and which are frequently secured by letters of credit or other support arrangements provided by banks. To the extent that such letters of credit or other arrangements constitute an unconditional guarantee of the issuer’s obligations, a bank may be treated as the issuer of a security for the purposes of complying with the diversification requirements set forth in Section 5(b) of the 1940 Act and Rule 5b-2 thereunder. A Fund would anticipate using these bonds as cash equivalents pending longer term investment of its funds.

Inverse Floaters. Each Fund may invest in municipal securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index (“inverse floaters”). An investment in inverse floaters may involve greater risk than an investment in a fixed rate bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value and income of an inverse floater is generally more volatile than that of a fixed rate bond. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to a portfolio when short-term interest rates rise, and increase the interest paid to a Fund when short-term interest rates fall. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively volatile. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline. Shifts in long-term interest rates may, however, alter this tendency. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time. Inverse floaters are leveraged because they provide two or more dollars of bond market exposure for every dollar invested.

Under certain circumstances, a Fund may enter into a so-called shortfall and ^forbearance agreement with the sponsor of an inverse floater held by the Fund. Such agreements commit a Fund to reimburse the sponsor of such inverse floater, upon the termination of the trust issuing the inverse floater, the difference between the liquidation value of the underlying security (which is the basis of the inverse floater) and the principal amount due to the holders of the floating rate security issued in conjunction with the inverse floater. Under the standard terms of an inverse floater, a Fund would not be required to make such a reimbursement. If a Fund chooses not to enter into such an agreement, the inverse floater will be terminated and the Fund may incur a loss. Although entering into such an agreement exposes a Fund to the risk that it may have to make a reimbursement of the type described above, the Fund can receive higher interest payments than it would under a typical inverse floater and would be able to defer recognizing a loss on the inverse floater covered by the shortfall and ^forbearance agreement.

Interest Rate Swaps and Forward Rate Contracts. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments. A Fund will only enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Each Fund may also enter forward rate contracts. Under these contracts, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates. Any such gain received by the Fund would be taxable.

If the other party to an interest rate swap or forward rate contract defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of a Fund’s obligations over its entitlements will be maintained in a segregated account by the Fund’s custodian. No Fund will enter into any interest rate swap or forward rate contract unless the claims-paying ability of the other party thereto is considered to be investment grade by the investment adviser. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. These instruments are traded in the over-the-counter market.

Illiquid Obligations. At times, a substantial portion of a Fund’s assets may be invested in securities as to which the Fund, by itself or together with other accounts managed by the investment adviser and its affiliates, holds a major portion or all of such securities. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when the investment adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value. Illiquid securities may also include those legally restricted as to resale, and securities eligible for resale pursuant to Rule 144A thereunder. Rule 144A securities may be treated as liquid securities if the investment adviser determines that such treatment is warranted. Even if determined to be liquid, holdings of these securities may increase the level of Fund illiquidity if eligible buyers become uninterested in purchasing them.

The secondary market for some municipal obligations issued within a state (including issues which are privately placed with a Fund) is less liquid than that for taxable debt obligations or other more widely traded municipal obligations. No Fund will own illiquid securities if more than 15% of its net assets would be invested in securities that are not readily marketable. No established resale market exists for certain of the municipal obligations in which a Fund may invest. The market for obligations rated below investment grade is also likely to be less liquid than the market for higher rated obligations. As a result, a Fund may be unable to dispose of these municipal obligations at times when it would otherwise wish to do so at the prices at which they are valued.

^

Futures Contracts and Options on Futures Contracts. A change in the level of interest rates may affect the value of the securities held by a Fund (or of securities that a Fund expects to purchase). To hedge against changes in rates or as a substitute for the purchase of securities, a Fund may enter into (i) futures contracts for the purchase or sale of debt securities and (ii) futures contracts on securities indices. All futures contracts entered into by a Fund are traded on exchanges or boards of trade that are licensed and regulated by the CFTC and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant exchange. Each Fund may purchase and write call and put options on futures contracts which are traded on a United States exchange or board of trade. Each Fund will be required, in connection with transactions in futures contracts and the writing of options on futures, to make margin deposits, which will be held by the ^futures commission merchant through whom the Fund engages in such futures and options transactions.

Some futures contracts and options thereon may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit transactions in an exchange-traded instrument, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent a Fund from closing out positions and limiting its losses.

Each Fund will engage in futures and related options transactions for either hedging or non-hedging purposes. Each Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. Each Fund will engage in transactions in futures and related options contracts only to the extent such transactions are consistent with the requirements of the Code, for maintaining qualification of a Fund as a regulated investment company for federal income tax purposes. Each Fund has claimed an exclusion from the definition of a Commodity Pool Operator (“CPO”) under the Commodity Exchange Act and therefore are not subject to registration or regulation as a CPO.

Asset Coverage. To the extent required by SEC guidelines, each Fund will only engage in transactions that expose it to an obligation to another party if it owns either (1) an offsetting (“covered”) position for the same type of financial asset, or (2) cash or liquid securities, segregated with its custodian, with a value sufficient at all times to cover its potential obligations not covered as provided in (1). Assets used as cover or segregated with the custodian cannot be sold while the position(s) requiring cover is open unless replaced with other appropriate assets. As a result, if a large portion of assets is segregated or committed as cover, it could impede portfolio management or the ability to meet redemption requests or other current obligations.

Temporary Investments. ^Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. Government obligations. These securities may be subject to federal income, state income and/or other taxes.

Portfolio Turnover. Each Fund may sell (and later purchase) securities in anticipation of a market decline (a rise in interest rates) or purchase (and later sell) securities in anticipation of a market rise (a decline in interest rates). A Fund cannot accurately predict its portfolio turnover rate, but it is anticipated that the annual portfolio turnover rate will generally not exceed 100% (excluding turnover of securities having a maturity of one year or less). A 100% annual turnover rate could occur, for example, if all the securities held by a Fund were replaced once in a period of one year. A high turnover rate (100% or more) necessarily involves greater expenses to a Fund.

INVESTMENT RESTRICTIONS

The following investment restrictions of each Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of a Fund’s outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of a Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of the outstanding shares of a Fund. Accordingly, each Fund may not:

(1)	Borrow money or issue senior securities except as permitted by the 1940 Act;

(2)	Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin;

(3)	Underwrite or participate in the marketing of securities of others, except insofar as it may technically be deemed to be an underwriter in selling a portfolio security under circumstances which may require the registration of the same under the Securities Act of 1933;

(4)	Purchase or sell real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate;

(5)	Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities; or

(6)	Make loans to any person except by (a) the acquisition of debt instruments and making portfolio investments, (b) entering into repurchase agreements and (c) lending portfolio securities.

In connection with Restriction (1) above, the 1940 Act currently permits investment companies to borrow money so long as there is 300% asset coverage of the borrowing (i.e., borrowings do not exceed one-third of the investment company’s total assets after subtracting liabilities other than the borrowings). There is no current intent to borrow money, except for the limited purposes described in the prospectus.

Notwithstanding the investment policies and restrictions of each Fund, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

The following nonfundamental investment policies have been adopted by each Fund. A nonfundamental investment policy may be changed by the Trustees with respect to a Fund without approval by the Fund’s shareholders. Each Fund will not:

  make short sales of securities or maintain a short position, unless at all times when a short position is open (i) it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short or (ii) it holds in a segregated account cash or other liquid securities (to the extent required under the 1940 Act) in an amount equal to the current market value of the securities sold short, and unless not more than 25% of its net assets (taken at current value) is held as collateral for such sales at any one time; or
  invest more than 15% of net assets in investments which are not readily marketable, including restricted securities and repurchase agreements maturing in more than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued pursuant to Section 4(2) of said Act that the Board of Trustees, or its delegate, determines to be liquid. Any such determination by a delegate will be made pursuant to procedures adopted by the Board. When investing in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

No Fund will invest 25% or more of its total assets in any one industry. For purposes of the foregoing policy, securities of the U.S. Government, its agencies, or instrumentalities are not considered to represent industries. Municipal obligations backed by the credit of a governmental entity are also not considered to represent industries. However, municipal obligations backed only by the assets and revenues of non-governmental users may for this purpose be deemed to be issued by such non-governmental users. The foregoing 25% limitation would apply to these issuers. As discussed in the prospectus and this SAI, a Fund may invest more than 25% of its total assets in certain economic sectors, such as revenue bonds, housing, hospitals and other health care facilities, utilities and industrial development bonds. Each Fund reserves the right to invest more than 25% of total assets in each of these sectors.

For purposes of a Fund’s investment restrictions and diversification status, the determination of the “issuer” of ^any obligation, including inverse floaters, will be made by the Fund’s investment adviser on the basis of the characteristics of the obligation and other relevant factors, the most significant of which is the source of funds committed to meeting interest and principal payments of such obligations.

Whenever an investment policy or investment restriction set forth in the prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset, or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the acquisition by a Fund of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service (or as determined by the investment adviser if the security is not rated by a rating agency), will not compel a Fund to dispose of such security or other asset. However, a Fund must always be in compliance with the borrowing policy and limitation on investing in illiquid securities set forth above. If a sale of securities is required to comply with the 15% limit on illiquid securities, such sales will be made in an orderly manner with consideration of the best interests of shareholders.

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of the Trust are responsible for the overall management and supervision of the affairs of the Trust. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used in this SAI, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance Inc. and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of Eaton Vance and BMR. EVD is the principal underwriter of each ^Fund- (See "Principal Underwriter" under "Other Service Providers") Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with Eaton Vance listed below.

Number of Portfolios
in Fund Complex
	Position(s) ^with	Term of Office and		Overseen By
Name and ^Date of Birth	the Trust^	^Length of Service	^Principal Occupation(s) During Past Five Years	^Trustee(1)	^Other Directorships Held
Interested Trustee

Number of Portfolios
in Fund Complex
	Position(s) ^with	Term of Office and		Overseen By
Name and ^Date of Birth	the Trust^	^Length of Service	^Principal Occupation(s) During Past Five Years	^Trustee(1)	^Other Directorships Held
JAMES B. HAWKES	Vice President and	Since 1993	^Chairman and Chief Executive Officer of EVC, BMR, Eaton ^Vance
^and EV; Director of EV; Vice President and Director of EVD. Trustee
and/or officer of ^166 registered investment companies in the Eaton
Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, Eaton Vance, EVC and EV, which are affiliates
			of the Trust.	^166	Director of EVC
11/9/41	Trustee

Noninterested Trustees
BENJAMIN C. ESTY	Trustee	Since 2005	^Roy and Elizabeth Simmons Professor of Business Administration,
Harvard University Graduate School of Business Administration (since
2003). Formerly, Associate Professor, Harvard University Graduate
			School of Business Administration (2000-2003).	^166	None
1/2/63

SAMUEL L. HAYES, III	Chairman of the	Trustee since 1993 and Chairman of the Board since 2005^^	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard
University Graduate School of Business Administration. Director of
Yakima Products, Inc. (manufacturer of automotive accessories) (since
2001) and Director of Telect, Inc. (telecommunication services
			company).	^166	Director of Tiffany & Co. (specialty retailer^)
2/23/35	Board and Trustee

WILLIAM H. PARK	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2005). Formerly, President and Chief Executive
Officer, Prizm Capital Management, LLC (investment management firm) (^2002-2005). Formerly, Executive Vice President and Chief
Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-
			2001).	^166	None
9/19/47

RONALD A. PEARLMAN	Trustee	Since 2003	Professor of Law, Georgetown University Law ^Center. ^	^166	None
7/10/40
NORTON H. REAMER	Trustee	Since 1993	President, Chief Executive Officer and a Director of Asset Management
Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn
Corporation (an investment and financial advisory services company)
(since September 2000). Formerly, Chairman and Chief Operating
Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of
Berkshire Capital Corporation (investment banking firm) (2002-
			2003). ^	^166	None
9/21/35

LYNN A. STOUT	Trustee	Since 1998	Professor of Law, University of California at Los Angeles School of Law (since July 2001). Formerly, Professor of Law, Georgetown University Law Center.	^166	None
9/14/57

RALPH F. VERNI	Trustee	Since 2005	^	^166	Director of W.P. Carey & Company LLC (manager of real estate investment trusts)
1/26/43			Consultant and private investor.

(1)Includes both master and feeder funds in a master-feeder structure.

^

Principal Officers who are not Trustees
	Position(s) ^with	^Term of ^Office and
Name and Date of Birth	^the Trust	^Length of Service^	Principal Occupation(s) During Past Five Years
^
CYNTHIA J. CLEMSON	^President	^Since 2005*	Vice President of Eaton Vance and BMR. by Eaton Vance or BMR.	Officer of ^86 registered investment companies managed
3/2/63
WILLIAM H. AHERN, JR.	Vice President	Since 2004	Vice President of Eaton Vance and BMR. managed by Eaton Vance or BMR.	Officer of ^71 registered ^investment companies
7/28/59

CRAIG R. BRANDON	Vice President	Since 2004		Vice President of Eaton Vance and BMR. Officer of 44 registered investment companies managed by Eaton Vance or BMR.
12/21/66
^
ROBERT B. MACINTOSH	Vice President	Since	1993	Vice President of Eaton Vance and BMR. Officer of ^86 registered investment companies managed by Eaton Vance or BMR.
1/22/57
THOMAS M. METZOLD	Vice President	Since	2004	Vice President of Eaton Vance and BMR. Officer of ^43 registered investment companies managed by Eaton Vance or BMR.
8/3/58
BARBARA E. CAMPBELL	Treasurer	Since	2005*	Vice President of Eaton Vance and BMR. Officer of 166 registered investment companies managed by Eaton Vance or BMR.
6/19/57
ALAN R. DYNNER	Secretary	Since 1997		Vice President, Secretary and Chief Legal Officer of BMR, Eaton Vance, EVD, EV and EVC. Officer of ^166 registered investment companies managed by Eaton Vance or BMR.
10/10/40
^
PAUL M. O’NEIL	Chief Compliance Officer	Since 2004		Vice President of Eaton Vance and BMR. Officer of ^166 registered investment companies managed by Eaton Vance or BMR.
7/11/53

*Prior to ^2005, Ms. Clemson served as Vice President ^since 2004 and Ms. Campbell served as Assistant Treasurer since ^1993.

The Board of Trustees of the Trust have several standing Committees, including the Governance Committee, the Audit Committee and the Special Committee. The Governance, the Audit and the Special Committees are each comprised of only noninterested Trustees. ^

Messrs. Esty, Hayes, Park, Pearlman, Reamer, Verni and Ms. Stout are members of the Governance Committee of the Board of Trustees of the Trust. Ms. Stout currently serves as chairperson of the Governance Committee. The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Board of Trustees with respect to the structure, membership and operation of the Board of Trustees and the Committees thereof, including the nomination and selection of noninterested Trustees and a Chairperson of the Board of Trustees and the compensation of such persons. During the fiscal year ended ^January 31, 2006, the Governance Committee convened six times.

The Governance Committee will, when a vacancy exists or is anticipated, consider any nominee for noninterested Trustee recommended by a shareholder if such recommendation is submitted in writing to the Governance Committee, contains sufficient background information concerning the candidate, including evidence the candidate is willing to serve as a noninterested Trustee if selected for the position, and is received in a sufficiently timely manner.

Messrs. Reamer (Chairman), Hayes, Park, Verni and Ms. Stout are members of the Audit Committee of the Board of Trustees of the Trust. The Board of Trustees has designated Messrs. Hayes, Park and Reamer, each a noninterested Trustee, as audit committee financial experts. The Audit Committee’s purposes are to (i) oversee each Fund’s accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers; (ii) oversee or, as appropriate, assist Board oversight of the quality and integrity of each Fund’s financial statements and the independent audit thereof; (iii) oversee, or, as appropriate, assist Board oversight of, each Fund’s compliance with legal and regulatory requirements that relate to each Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; (iv) approve prior to appointment the engagement and, when appropriate, replacement of the independent registered public accounting firm, and, if applicable, nominate the independent registered public accounting firm to be proposed for shareholder ratification in any proxy statement of a Fund; (v) evaluate the qualifications, independence and performance of the independent registered public accounting firm and the audit partner in charge of leading the audit; and (vi) prepare, as necessary, audit committee reports consistent with the requirements of Rule 306 of Regulation S-K for inclusion in the proxy statement of a Fund. During the fiscal year ended ^January 31, 2006, the Audit Committee convened four times.

Messrs. Hayes (Chairman), Esty, Park, Pearlman and Reamer are currently members of the Special Committee of the Board of Trustees of the Trust. ^The purposes of the Special Committee are to consider, evaluate and make recommendations to the Board of Trustees concerning the following matters: (i) contractual arrangements with each service provider to the Funds, including advisory, sub-advisory, transfer agency, custodial and fund accounting, distribution services and administrative services; (ii) any and all other matters in which any service provider (including Eaton Vance or any affiliated entity thereof) has an actual or potential conflict of interest with the interests of the Funds, or investors therein; and (iii) any other matter appropriate for review by the noninterested Trustees, unless the matter is within the responsibilities of the Audit Committee or the Governance Committee^. During the fiscal year ended ^January 31, 2006, the Special Committee convened ^eighttimes.

^

Share Ownership. The following table shows the dollar range of equity securities beneficially owned by each Trustee in each Fund and in all Eaton Vance Funds overseen by the Trustee as of December 31, 2005^.

Dollar Range of Equity Securities Owned by
Fund Name	Benjamin C. Esty^(2)	James B. Hawkes(1)	Samuel L. Hayes(2)	William H. Park(2)	Ronald A. Pearlman(2)	Norton H. Reamer(2)	Lynn A. Stout(2)	Ralph F. Verni^(2)
Florida Insured Fund	None	None	None	None	None	None	None	None
Hawaii Fund	None	None	None	None	None	None	None	None
Kansas Fund	None	None	None	None	None	None	None	None
Aggregate Dollar Range
of Equity Securities
Owned in all Registered
Funds Overseen by
Trustee in the Eaton
Vance Family of Funds	^$50,001-$100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000(3)	^over $100,000(3)

(1)	Interested Trustee.

(2)	Noninterested Trustees.

(3)	Includes shares which may be deemed to be beneficially owned through ^the Trustee Deferred Compensation Plan.

^

As of ^December 31, 2005, no noninterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD.

During the calendar years ended ^December 31, 2004 and ^December 31, 2005, no noninterested Trustee (or their immediate family members) had:

1.	Any direct or indirect interest in Eaton Vance, EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD;

2.	Any direct or indirect material interest in any transaction or series of similar transactions with (i) the Trust or any Fund; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC or EVD; (iii) EVC or EVD; (iv) a person controlling, controlled by or under common control with EVC or EVD; or (v) an officer of any of the above; or

3.	Any direct or indirect relationship with (i) the Trust or any Fund; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC or EVD; (iii) EVC or EVD; (iv) a person controlling, controlled by or under common control with EVC or EVD; or (v) an officer of any of the above.

During the calendar years ended ^December 31, 2004and ^December 31, 2005, no officer of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD served on the Board of Directors of a company where a noninterested Trustee of the Trust or any of their immediate family members served as an officer.

Trustees of each Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the “Trustees’ Plan”). Under the Trustees’ Plan, an eligible Trustee may elect to have his or her deferred fees invested by a Fund in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Trustees’ Plan will be determined based upon the performance of such investments. Deferral of Trustees’ fees in accordance with the Trustees’ Plan will have a negligible effect on a Fund’s assets, liabilities, and net income per share, and will not obligate a Fund to retain the services of any Trustee or obligate a Fund to pay any particular level of compensation to the Trustee. The Trust does not have a retirement plan for Trustees.

The fees and expenses of the Trustees of the Trust are paid by the Funds (and other series of the Trust). (A Trustee of the Trust who is a member of the Eaton Vance organization receives no compensation from the Trust). During the fiscal year ended January 31, ^2006, the Trustees of the Trust earned the following compensation in their capacity as Trustees from the Trust. ^For the year ended December 31, ^2005, the Trustees earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex(1):

Source of Compensation	Benjamin C. Esty	Samuel L. Hayes	William H. Park	Ronald A. Pearlman	Norton H. Reamer	Lynn A. Stout	Ralph F. Verni
Trust(2)	$ 2,751	^$5,114	^$3,327	^$3,383	$ 3,491	^$3,512	$ 2,799
Trust and Fund Complex(1)	180,000	^271,248	180,000^(3)	180,000	190,000	190,000(4)	180,000(5)

^

(1)	As of June 1, ^2006, the Eaton Vance fund complex consists of 162 registered investment companies or series thereof. Messrs. Esty and Verni were elected as Trustees on April 29, 2005, and thus ^the compensation figures listed for the ^Trust and Fund Complex reflect amounts they would have received if they had been Trustees for the ^full calendar year.

(2)	The Trust consisted of 4 Funds as of ^January 31, 2006.
^
(3)	Includes $141,806 of deferred compensation.
(^4)	Includes $^45,^000 of deferred compensation.
(^5)	Includes $^60,000 of deferred compensation.
^

Organization. Each Fund is a series of the Trust, which was organized under Massachusetts law on October 25, 1993 and is operated as an open-end management investment company. ^

The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series (such as a Fund). The Trustees of the Trust have divided the shares of each Fund into multiple classes. Each class represents an interest in a Fund, but is subject to different expenses, rights and privileges. The Trustees have the authority under the Declaration of Trust to create additional classes of shares with differing rights and privileges. When issued and outstanding, shares are fully paid and nonassessable by the Trust. Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares of a Fund will be voted together except that only shareholders of a particular class may vote on matters affecting only that class. Shares have no preemptive or conversion rights and are freely transferable. In the event of the liquidation of a Fund, shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders.

As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Trust holding office have been elected by shareholders. In such an event the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Trust’s By-laws, the Trustees shall continue to hold office and may appoint successor Trustees. The Trust’s By-laws provide that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him or her from that office either by a written declaration filed with the Trust’s custodian or by votes cast at a meeting called for that purpose. The By-laws further provide that under certain circumstances the shareholders may call a meeting to remove a Trustee and that the Trust is required to provide assistance in communication with shareholders about such a meeting.

The Trust’s Declaration of Trust may be amended by the Trustees when authorized by vote of a majority of the outstanding voting securities of the Trust, the financial interests of which are affected by the amendment. The Trustees may also amend the Declaration of Trust without the vote or consent of shareholders to change the name of the Trust or any series or to make such other changes (such as reclassifying series or classes of shares or restructuring the Trust) as do not have a materially adverse effect on the financial interests of shareholders or if they deem it necessary to conform it to applicable federal or state laws or regulations. The Trust’s By-laws provide that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any litigation or proceeding in which they may be involved because of their offices with the Trust. However, no indemnification will be provided to any Trustee or officer for any liability to the Trust or shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Trust or any series or class thereof may be terminated by: (1) the affirmative vote of the holders of not less than two-thirds of the shares outstanding and entitled to vote at any meeting of shareholders of the Trust or the appropriate series or class thereof, or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the shares of the Trust or a series or class thereof, provided, however, that, if such termination is recommended by the Trustees, the vote of a majority of the outstanding voting securities of the Trust or a series or class thereof entitled to vote thereon shall be sufficient authorization; or (2) by means of an instrument in writing signed by a majority of the Trustees, to be followed by a written notice to shareholders stating that a majority of the Trustees has determined that the continuation of the Trust or a series or a class thereof is not in the best interest of the Trust, such series or class or of their respective shareholders.

Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. Numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts, and management is not aware of an instance where such liability has been imposed. The Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the Trust’s By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. The Declaration of Trust also contains provisions limiting the liability of a series or class to that series or class. Moreover, the Trust’s By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. The assets of each Fund are readily marketable and will ordinarily substantially exceed its liabilities. In light of the nature of each Fund’s business and the nature of its assets, management believes that the possibility of the Fund’s liability exceeding its assets, and therefore the shareholder’s risk of personal liability, is remote.

Proxy Voting Policy. The Board of Trustees of the Trust have adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the investment adviser and adopted the proxy voting policies and procedures of the investment adviser (the “Policies”)^. The Trustees will review each Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. ^For a ^copy of ^the Fund Policy and investment adviser Policies, see Appendix F and Appendix G, respectively. Information on how each ^Fund voted proxies relating to portfolio securities during the ^most recent 12-month period ended June 30 is available (1) without charge, ^upon request, ^by calling 1-800-262-1122, ^and (2) on the ^SEC’s website at http:// www.sec.gov.

^

INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

Investment Advisory Services. The investment adviser manages the investments and affairs of each Fund and provides related office facilities and personnel subject to the supervision of the Trust’s Board of Trustees. The investment adviser furnishes investment research, advice and supervision, furnishes an investment program and determines what securities will be purchased, held or sold by the Fund and what portion, if any, of the Fund’s assets will be held uninvested. Each Investment Advisory Agreement requires the investment adviser to pay the salaries and fees of all officers and Trustees of the Trust who are members of the investment adviser’s organization and all personnel of the investment adviser performing services relating to research and investment activities.

For a description of the compensation that each Fund pays the investment adviser, see the prospectus. The following table sets forth the net assets of each Fund and the advisory fees earned during the three fiscal years ended January 31, 2006.

^Advisory Fee Paid for Fiscal Years Ended
^Fund	^Net Assets at 1/31/^06	^1/31/^06*	^1/31/^05*	^1/31/^04*
Florida Insured	$^44,^546,^369	$^108,^298	$^113,^564	$^107,^252
Hawaii	^^16,^920,^103	^26,^853	^29,^090	28,^342
Kansas	^22,^182,^894	^35,^387	^36,^913	^39,^787

*	For the fiscal year ended January 31, 2006, represents advisory fees paid by the Fund, for the fiscal year ended January 31, 2005, represents advisory fees paid by the Fund and the Portfolio and for the fiscal ^year ended January 31, ^2004, represents advisory fees paid by the Portfolio.

Each Investment Advisory Agreement with the investment adviser continues in effect from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Trust cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund. Each Agreement may be terminated at any time without penalty on sixty (60) days’ written notice by the Board of Trustees of either party, or by vote of the majority of the outstanding voting securities of the Fund, and the Agreement will terminate automatically in the event of its assignment. Each Agreement provides that the investment adviser may render services to others. Each Agreement also provides that the investment adviser shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under the Agreement, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment.

Portfolio Managers. The portfolio manager of each Fund is listed below. Each portfolio manager manages other investment companies and/or investment accounts in addition to a Fund. The following tables show, as of ^January 31,

^2006, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.^

	Number of	Total Assets of	Number of Accounts	Total Assets of Accounts
Florida Insured Fund	All Accounts	All Accounts*	Paying a Performance Fee	Paying a Performance Fee
Craig Brandon
Registered Investment Companies	^13	^$1,236.2	0	$0
Other Pooled Investment Vehicles	0	$ 0	0	$0
Other Accounts	0	$ 0	0	$0
	Number of	Total Assets of	Number of Accounts	Total Assets of Accounts
Hawaii Fund	All Accounts	All Accounts*	Paying a Performance Fee	Paying a Performance Fee*
Robert B. MacIntosh
Registered Investment Companies	^12	^$1,941.2	0	$0
Other Pooled Investment Vehicles	0	$ 0	0	$0
Other Accounts	^223	^$ 185.7	0	$0
	Number of	Total Assets of	Number of Accounts	Total Assets of Accounts
Kansas Fund	All Accounts	All Accounts*	Paying a Performance Fee	Paying a Performance Fee
Thomas M. Metzold
Registered Investment Companies	^11	^$4,608.1	0	$0
Other Pooled Investment Vehicles	0	$ 0	0	$0
Other Accounts	0	$ 0	0	$0

* In millions of dollars. For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

^

The following table shows the dollar value of shares of a Fund beneficially owned by its portfolio manager as of the Fund’s most recent fiscal year ended January 31, 2006. The purpose of each Fund is to provide tax-exempt income to persons subject to taxation in a particular state. No Fund’s portfolio manager is subject to such taxation and, as such, no manager owns shares of the Fund(s) he or she manages. In addition, in most cases, Fund shares are not registered for sale in the state of the portfolio manager’s residence.

Aggregate Dollar Range of Equity
	Dollar Range of Equity Securities	Securities Owned in all Registered Funds in
Fund Name and Portfolio Manager	Owned in the Fund	the Eaton Vance Family of Funds
Florida Insured Municipals Fund
Craig Brandon	None	$100,001 - $500,000
Hawaii Municipals Fund
Robert MacIntosh	None	$500,001 - $1,000,000
Kansas Municipals Fund
Thomas Metzold	None	over $1,000,000

It is possible that conflicts of interest may arise in connection with ^a portfolio ^manager’s management of a Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he advises. In addition, due to differences in the investment strategies or restrictions between a Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons.

Compensation Structure. Compensation of the investment adviser’s portfolio managers and other investment ^professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and/or restricted shares of EVC’s nonvoting common stock. The investment adviser’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all the investment adviser’s employees. Compensation of the investment adviser’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal ^year end of EVC.

Method to Determine Compensation. The investment adviser compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. Performance is normally based on periods ending on the September 30th preceding fiscal ^year end. Fund performance is evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

The investment adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The investment adviser participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the investment adviser and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of the investment adviser’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Administrative Services. As indicated in the prospectus, Eaton Vance serves as administrator of each Fund, but currently receives no compensation for providing administrative services to the Fund. Under its Administrative Services Agreement, Eaton Vance has been engaged to administer each Fund’s affairs, subject to the supervision of the Trustees of the Trust, and shall furnish office space and all necessary office facilities, equipment and personnel for administering the affairs of each Fund.

Sub-Transfer Agency Services. Eaton Vance also serves as sub-transfer agent for each Fund. As sub-transfer agent, Eaton Vance performs the following services directly on behalf of each Fund: 1) provides call center services to financial intermediaries and shareholders; 2) answers written inquiries related to shareholder accounts (matters relating to portfolio management, distribution of shares and other management policy questions will be referred to each Fund); 3) furnishes an SAI to any shareholder who requests one in writing or by telephone from each Fund; and 4) processes transaction requests received via telephone. For the transfer agency services it provides, Eaton Vance receives an aggregate annual fee equal to the lesser of $2.5 million or the actual expenses incurred by Eaton Vance in the performance of those services. This fee is paid to Eaton Vance by a Fund’s transfer agent from fees it receives from the Eaton Vance funds. Each Fund will pay a pro rata share of such fee. For the fiscal year ended January 31, 2006, Eaton Vance was paid or accrued as follows by the transfer agent for sub-transfer agency services performed on behalf of each Fund:^

Florida Insured	Hawaii	Kansas
^$813	^$520	^$933

Information About BMR and Eaton Vance. BMR and Eaton Vance are business trusts organized under Massachusetts law. Eaton Vance, Inc. (“EV”) serves as trustee of BMR and Eaton Vance. EV and Eaton Vance are wholly-owned subsidiaries of Eaton Vance Corporation (“EVC”), a Maryland corporation and publicly-held holding company. BMR is an indirect subsidiary of EVC. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Directors of EVC are James B. Hawkes, Thomas E. Faust Jr., Ann E. Berman, John G.L. Cabot, Leo I. Higdon, Jr., Vincent M. O’Reilly, Dorothy E. Puhy and Winthrop H. Smith, Jr. ^ All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Messrs. Hawkes, Faust, Jeffrey P. Beale, Cynthia J. Clemson, Alan R. Dynner, Michael R. Mach, Robert B. MacIntosh, Thomas ^M. ^Metzold, Scott H. Page, Duncan W. Richardson, G. West Saltonstall, Judith A. Saryan, William M. Steul, Payson F. Swaffield, Michael W. Weilheimer, and Wharton P. Whitaker (all of whom are officers of Eaton Vance). The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and Eaton Vance who are also officers, or officers and Directors of EVC and EV. As indicated under “Management and Organization”, all of the officers of the Trust (as well as Mr. Hawkes who is also a Trustee) hold positions in the Eaton Vance organization.

Code of Ethics. The investment adviser, principal underwriter, and each Fund have adopted Codes of Ethics governing personal securities transactions. Under the Codes, Eaton Vance employees may purchase and sell securities (including securities held or eligible for purchase by a Fund) subject to the provisions of the Codes and certain employees are also subject to pre-clearance, reporting requirements and other procedures.

Expenses. Each Fund ^are responsible for all expenses not expressly stated to be payable by another party (such as expenses required to be paid pursuant to an agreement with the investment adviser, the principal underwriter or the administrator). In the case of expenses incurred by the Trust, each Fund is responsible for its pro rata share of those expenses. The only expenses of a Fund allocated to a particular class are those incurred under the Distribution ^Plan applicable to that class, the fee paid to the principal underwriter for handling repurchase transactions and certain other class-specific expenses.

OTHER SERVICE PROVIDERS

Principal Underwriter. Eaton Vance Distributors, Inc. (“EVD”), The Eaton Vance Building, 255 State Street, Boston, MA 02109, is the principal underwriter of each Fund. The principal underwriter acts as principal in selling shares under a Distribution Agreement with the Trust. The expenses of printing copies of prospectuses used to offer shares and other selling literature and of advertising are borne by the principal underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of a Fund and its shares under federal and state securities laws are borne by the Fund. The Distribution Agreement ^is renewable annually by the ^Trust^’s Board of Trustees (including a majority of the noninterested Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan or the Distribution Agreement), may be terminated on sixty days’ notice either by such Trustees or by vote of a majority of the outstanding Class A, Class B and Class C shares or on six months’ notice by the principal underwriter and is automatically terminated upon assignment. The principal underwriter distributes shares on a “best efforts” basis under which it is required to take and pay for only such shares as may be sold^. EVD is an indirect, wholly-owned subsidiary of EVC. Mr. Hawkes is a Vice President and ^Director and Mr. Dynner is a Vice President, Secretary and Clerk ^of EVD.

Custodian. Investors Bank & Trust Company (“IBT“), 200 Clarendon Street, Boston, MA 02116, serves as custodian to each Fund. IBT has custody of all cash and securities of a Fund, maintains the general ledger of each Fund and computes the daily net asset value of shares of each Fund. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with each Fund’s investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Trust. IBT provides services in connection with the preparation of shareholder reports and the electronic filing of such reports with the SEC. EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including IBT. It is Eaton Vance’s opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between each Fund and such banks.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP, 200 Berkeley Street, Boston, MA 02116, is the independent registered public accounting firm of each Fund, providing audit services, ^and assistance and consultation with respect to the preparation of filings with the SEC.

Transfer Agent. PFPC Inc., P.O. Box 9653, Providence, RI 02940-9653, serves as transfer and dividend disbursing agent for each Fund.

CALCULATION OF NET ASSET VALUE

The net asset value of each Fund is computed by IBT (as agent and custodian for each Fund) by subtracting the liabilities of the Fund from the value of its total assets. Each Fund will be closed for business and will not price their respective shares on the following business holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Inasmuch as the market for municipal obligations is a dealer market with no central trading location or continuous quotation system, it is not feasible to obtain last transaction prices for most municipal obligations held by a Fund, and such obligations, including those purchased on a when-issued basis, will normally be valued on the basis of valuations furnished by a pricing service. The pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities, various relationships between securities, and yield to maturity in determining value. Taxable ^obligations, if any, are ^normally ^valued ^on the ^basis of valuations furnished by a pricing service. Open futures positions on debt securities are valued at the most recent settlement prices, unless such price does not reflect the fair value of the contract, in which case the positions will be valued by or at the direction of the Trustees. Other assets are valued at fair value using methods determined in good faith by or at the direction of the Trustees considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

PURCHASING AND REDEEMING SHARES

Additional Information About Purchases. Fund shares are offered for sale only in states where they are registered. Fund shares are continuously offered through investment dealers which have entered into agreements with the principal underwriter. Shares of ^a Fund are sold at the offering price, which is the net asset value plus the initial sales charge, if any. The Fund receives the net asset value. The ^principal underwriter receives the sales charge, all or a portion of which may be reallowed to the investment dealers responsible for selling Fund shares. The sales charge table in the prospectus is applicable to purchases of a Fund alone or in combination with purchases of certain other funds offered by the principal underwriter, made at a single time by (i) an individual, or an individual, his or her spouse and their children under the age of twenty-one, purchasing shares for his or their own account, and (ii) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account. The table is also presently applicable to (1) purchases of Class A shares pursuant to a written Statement of Intention; or (2) purchases of Class A shares pursuant to the Right of Accumulation and declared as such at the time of purchase. See “Sales Charges”.

In connection with employee benefit or other continuous group purchase plans, a Fund may accept initial investments of less than ^the minimum investment amount on the part of an individual participant. In the event a shareholder who is a participant of such a plan terminates participation in the plan, his or her shares will be transferred to a regular individual account. However, such account will be subject to the right of redemption by a Fund as described below. The minimum initial investment amount is also waived for officers and employees of the Fund’s custodian and transfer agent.

Suspension of Sales. The Trust may, in its absolute discretion, suspend, discontinue or limit the offering of one or more of its classes of shares at any time. In determining whether any such action should be taken, the Trust’s management intends to consider all relevant factors, including (without limitation) the size of a Fund or class, the investment climate and market conditions, the volume of sales and redemptions of shares, and (if applicable) the amount of uncovered distribution charges of the principal underwriter. The Class A, Class B and Class C Distribution Plans may continue in effect and payments may be made under the Plans following any such suspension, discontinuance or limitation of the offering of shares; however, there is no contractual obligation to continue any Plan for any particular period of time. Suspension of the offering of shares would not, of course, affect a shareholder’s ability to redeem shares.

Additional Information About Redemptions. The right to redeem shares of a Fund can be suspended and the payment of the redemption price deferred when the Exchange is closed (other than for customary weekend and holiday closings), during periods when trading on the Exchange is restricted as determined by the SEC, or during any emergency as determined by the SEC which makes it impracticable for a Fund to dispose of its securities or value its assets, or during any other period permitted by order of the SEC for the protection of investors.

Due to the high cost of maintaining small accounts, the Trust reserves the right to redeem accounts with balances of less than $750. Prior to such a redemption, shareholders will be given 60 days’ written notice to make an additional purchase. However, no such redemption would be required by the Trust if the cause of the low account balance was a reduction in the net asset value of shares. No CDSC will be imposed with respect to such involuntary redemptions.

While normally payments will be made in cash for redeemed shares, the Trust, subject to compliance with applicable regulations, has reserved the right to pay the redemption price of shares of a Fund, either totally or partially, by a distribution in kind of readily marketable securities. The securities so distributed would be valued pursuant to the valuation procedures described in this SAI. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

Systematic Withdrawal Plan. The transfer agent will send to the shareholder regular monthly or quarterly payments of any permitted amount designated by the shareholder based upon the value of the shares held. The checks will be drawn from share redemptions and hence, may require the recognition of taxable gain or loss. Income dividends and capital gains distributions in connection with withdrawal plan accounts will be credited at net asset value as of the record date for each distribution. Continued withdrawals in excess of current income will eventually use up principal, particularly in a period of declining market prices. A shareholder may not have a withdrawal plan in effect at the same time he or she has authorized Bank Automated Investing or is otherwise making regular purchases of Fund shares. The shareholder, the transfer agent or the principal underwriter may terminate the withdrawal plan at any time without penalty.

SALES CHARGES

Dealer Commissions. The principal underwriter may, from time to time, at its own expense, provide additional incentives to investment dealers which employ registered representatives who sell Fund shares and/or shares of other funds distributed by the principal underwriter. In some instances, such additional incentives may be offered only to certain investment dealers whose representatives sell or are expected to sell significant amounts of shares. In addition, the principal underwriter may from time to time increase or decrease the sales commissions payable to investment dealers. The principal underwriter may allow, upon notice to all investment dealers with whom it has agreements, discounts up to the full sales charge during the periods specified in the notice. During periods when the discount includes the full sales charge, such investment dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

Sales Charge Waivers. Class A shares may be sold at net asset value to current and retired Directors and Trustees of Eaton Vance funds and portfolios; to clients (including custodial, agency, advisory and trust accounts) and current and retired officers and employees of Eaton Vance, its affiliates and other investment advisers and sub-advisers of Eaton Vance sponsored ^funds; and to such persons’ spouses, parents, siblings and lineal descendants and their beneficial accounts. Minimum investment amounts are waived for the foregoing persons. Such shares may also be issued at net asset value (1) in connection with the merger (or similar transaction) of an investment company (or series or class thereof) or personal holding company with a Fund (or class thereof), (2) to investors making an investment as part of a fixed fee program whereby an entity unaffiliated with the investment adviser provides ^investment services, such as management, brokerage and custody, ^(3) to investment advisors, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisors, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment advisor, financial planner or other intermediary on the books and records of the broker or agent, and (4) to officers and employees of the Fund custodian and the transfer agent. Class A shares may also be sold at net asset value to registered representatives and employees ^of investment dealers. Class A shares are offered at net asset value to the foregoing persons and in the foregoing situations because either (i) there is no sales effort involved in the sale of shares or (ii) the investor is paying a fee (other than the sales charge) to the investment dealer involved in the sale. Any new or revised sales charge or CDSC waiver will be prospective only.

Statement of Intention. If it is anticipated that $25,000 or more of Class A shares and shares of other funds exchangeable for Class A shares of another Eaton Vance fund will be purchased within a 13-month period, the Statement of Intention section of the account application should be completed so that shares may be obtained at the same reduced sales charge as though the total quantity were invested in one lump sum. Shares eligible for the right of accumulation (see below) as of the date of the Statement and purchased during the 13-month period will be included toward the completion of the Statement. If you make a Statement of Intention, the transfer agent is authorized to hold in escrow sufficient shares (5% of the dollar amount specified in the Statement) which can be redeemed to make up any difference in sales charge on the amount intended to be invested and the amount actually invested. A Statement of Intention does not obligate the shareholder to purchase or the Fund to sell the full amount indicated in the Statement.

If the amount actually purchased during the 13-month period is less than that indicated in the Statement, the shareholder will be requested to pay the difference between the sales charge applicable to the shares purchased and the sales charge paid under the Statement of Intention. If the payment is not received in 20 days, the appropriate number of escrowed shares will be redeemed in order to realize such difference. If the total purchases during the 13-month period are large enough to qualify for a lower sales charge than that applicable to the amount specified in the Statement, all transactions will be computed at the expiration date of the Statement to give effect to the lower sales charge. Any difference will be refunded to the shareholder in cash or applied to the purchase of additional shares, as specified by the shareholder. This refund will be made by the investment dealer and the principal underwriter. If at the time of the recomputation, the investment dealer for the account has changed, the adjustment will be made only on those shares purchased through the current investment dealer for the account.

Right of Accumulation. Under the right of accumulation, the applicable sales charge level is calculated by aggregating the dollar amount of the current purchase and the value (calculated at the maximum current offering price) of any Class A, Advisers Class, Class B, Class C, Class I and/or Class R shares of a Fund or other Eaton Vance funds, as well as shares of Eaton Vance Money Market Fund, owned by the shareholder. Shares of Eaton Vance Cash Management Fund and Eaton Vance Tax Free Reserves cannot be accumulated for purposes of this privilege. The sales charge on the shares being purchased will then be applied at the rate applicable to the aggregate. Shares purchased by an individual, his or her spouse and their children under the age of twenty-one, including shares held for the benefit of any such persons in trust or fiduciary accounts (including retirement accounts) or omnibus or "street name" accounts, will be combined for the purpose of determining whether a purchase will qualify for the right of accumulation and if qualifying, the applicable sales charge level. For any such discount to be made available at the time of purchase a purchaser or his or her investment dealer must provide the principal underwriter (in the case of a purchase made through an investment dealer) or the transfer agent (in the case of an investment made by mail) with sufficient information to permit verification that the purchase order qualifies for the accumulation privilege. Confirmation of the order is subject to such verification. The right of accumulation privilege may be amended or terminated at any time as to purchases occurring thereafter.

Conversion Feature. Class B shares held for eight years will automatically convert to Class A shares. For purposes of this conversion, all distributions paid on Class B shares which the shareholder elects to reinvest in Class B shares will be considered to be held in a separate sub-account. Upon the conversion of Class B shares not acquired through the reinvestment of distributions, a pro rata portion of the Class B shares held in the sub-account will also convert to Class A shares. This portion will be determined by the ratio that the Class B shares being converted bears to the total of Class B shares (excluding shares acquired through reinvestment) in the account. This conversion feature is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that the conversion is not taxable for federal income tax purposes.

Exchange Privilege. In addition to exchanges into the same class of another Eaton Vance fund, Class B shares may be exchanged for shares of a money market fund sponsored by an investment dealer and approved by the principal underwriter (an “investment dealer fund”). The CDSC will not be charged to the shareholder when the shares are exchanged for shares of the investment dealer fund^; however, the shareholder will receive no credit toward the completion of the CDSC period for the time that the shareholder holds the exchanged shares of the investment dealer fund. If a shareholder redeems the exchanged shares of the investment dealer fund and does not invest the proceeds into Class B shares of an Eaton Vance fund, the shareholder will be subject to any CDSC applicable at the time the shareholder received the exchanged shares of the investment dealer fund.

Distribution Plans

The Trust has in effect a ^compensation-type Distribution Plan (the “Class A Plan”) for ^Class A shares ^pursuant to ^Rule 12b-1 under the 1940 Act^. The ^Class A Plan ^is designed to (i) finance activities which are primarily intended to result in the distribution and sales of ^Class A shares and to make payments in connection with the distribution of such shares and (ii) pay service ^fees for personal services and/or the maintenance of shareholder accounts to the principal underwriter, investment dealers and other ^persons. The distribution and service fees payable under the Class A Plan shall not ^exceed 0.25% of ^the average daily net assets attributable to Class A shares for any fiscal year. Class A distribution and service fees are paid quarterly in arrears. For the distribution and service fees paid by Class A shares, see Appendix A.

The Trust also has in effect ^compensation-type Distribution ^Plans (the “Class B and Class C Plans“) pursuant to Rule 12b-1 under the 1940 Act for each Fund’s Class B and Class C shares. On each sale of shares (excluding reinvestment of distributions) a Class will pay the principal underwriter amounts representing (i) sales commissions equal to 5% for Class B shares and 6.25% for Class C shares of the amount received by a Fund for each Class share sold and (ii) interest at the rate of 1% over the prime rate then reported in The Wall Street Journal applied to the outstanding amounts owed to the principal underwriter, so-called “uncovered distribution charges”. Each Class pays the principal underwriter a distribution fee, accrued daily and paid monthly, at an annual rate not exceeding 0.75% of its average daily net assets to finance the distribution of its shares. Such fees compensate the principal underwriter for the sales commissions paid by it to investment dealers on the sale of shares, for other distribution expenses (such as personnel, overhead, travel, printing and postage) and for interest expenses. The principal underwriter currently pays an up-front sales commission (except on exchange transactions and reinvestments) of 4% of the purchase price of Class B shares and 0.80% of the purchase price of Class C shares, and an up-front service fee of 0.20% on Class C shares. Distribution fees paid by the Class and CDSCs paid to the Fund by redeeming Class shareholders reduce the outstanding uncovered distribution charges of the Class. Whenever there are no outstanding uncovered distribution charges of the Class, the Class discontinues payment of distribution fees.

The Trustees of the Trust believe that each Plan will be a significant factor in the expected growth of each Fund’s assets, and will result in increased investment flexibility and advantages which have benefitted and will continue to benefit the Fund and its shareholders. The Eaton Vance organization will profit by reason of the operation of each Class B and Class C ^Plans through an increase in Fund assets and if at any point in time the aggregate amounts received by the principal underwriter pursuant to the Plans and from CDSCs have exceeded the total expenses incurred in distributing Class B and Class C shares. Because payments to the principal underwriter under the Class B and Class C Plans are limited, uncovered distribution charges (sales expenses of the principal underwriter plus interest, less the above fees and CDSCs received by it) may exist indefinitely. For sales commissions, CDSCs and uncovered distribution charges, see Appendix B and Appendix C.

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The Class B and Class C Plans also authorize the payment of service fees to the principal underwriter, investment dealers and other persons in amounts not exceeding 0.25% of its average daily net assets for personal services, and/or the maintenance of shareholder accounts. For Class B, this fee is paid quarterly in arrears based on the value of shares sold by such persons. For Class C, investment dealers currently receive (a) a service fee (except on exchange transactions and reinvestments) at the time of sale equal to 0.20% of the purchase price of Class C shares sold by such dealer, and (b) monthly service fees approximately equivalent to 1/12 of 0.20% of the value of Class C shares sold by such dealer. During the first year after a purchase of Class C shares, the principal underwriter will retain the service fee as reimbursement for the service fee payment made to investment dealers at the time of sale. For the service fees paid, see Appendix B and Appendix C.

The Plans continue in effect from year to year so long as such continuance is approved at least annually by the vote of both a majority of (i) the noninterested Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the “Plan Trustees”) and (ii) all of the Trustees then in office. Each Plan may be terminated at any time by vote of a majority of the Plan Trustees or by a vote of a majority of the outstanding voting securities of the applicable Class. Each Plan requires quarterly Trustee review of a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plans may not be amended to increase materially the payments described therein without approval of the shareholders of the affected Class and the Trustees. So long as a Plan is in effect, the selection and nomination of the noninterested Trustees shall be committed to the discretion of such Trustees. The current Plans were initially approved by the Trustees, including the Plan Trustees, on June 23, 1997 (November 14, 2005 in the case of the Class C Plan for the Florida Insured and Kansas Funds). The Trustees of the Trust who are “interested” persons of the Trust have an indirect financial interest in the Plans because their employers (or affiliates thereof) receive distribution and/or service fees under the Plans or agreements related thereto.

PERFORMANCE

Performance Calculations. Average annual total return before deduction of taxes (“pre-tax return”) is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation, and distributions paid and reinvested) for the stated period and annualizing the result. The calculation assumes (i) that all distributions are reinvested at net asset value on the reinvestment dates during the period, (ii) the deduction of the maximum of any initial sales charge from the initial $1,000 purchase, (iii) a complete redemption of the investment at the end of the period, and (iv) the deduction of any applicable CDSC at the end of the period.

Average annual total return after the deduction of taxes on distributions is calculated in the same manner as pre-tax return except the calculation assumes that any federal income taxes due on distributions are deducted from the distributions before they are reinvested. Average annual total return after the deduction of taxes on distributions and taxes on redemption also is calculated in the same manner as pre-tax return except the calculation assumes that (i) any federal income taxes due on distributions are deducted from the distributions before they are reinvested and (ii) any federal income taxes due upon redemption are deducted at the end of the period. After-tax returns are based on the highest federal income tax rates in effect for individual taxpayers as of the time of each assumed distribution and redemption (taking into account their tax character), and do not reflect the impact of state and local taxes. In calculating after-tax returns, the net value of any federal income tax credits available to shareholders is applied to reduce federal income taxes payable on distributions at or near year-end and, to the extent the net value of such credits exceeds such distributions, is then assumed to be reinvested in additional Fund shares at net asset value on the last day of the fiscal year in which the credit was generated or, in the case of certain tax credits, on the date on which the year-end distribution is paid. For pre-tax and after-tax total return information, see Appendix A and Appendix B.

In addition to the foregoing total return figures, each Fund may provide pre-tax and after-tax annual and cumulative total return, as well as the ending redeemable cash value of a hypothetical investment. If shares are subject to a sales charge, total return figures may be calculated based on reduced sales charges or at net asset value. These returns would be lower if the full sales charge was imposed. After-tax returns may also be calculated using different tax rate assumptions and taking into account state and local income taxes as well as federal taxes.

Yield is computed pursuant to a standardized formula by dividing the net investment income per share earned during a recent thirty-day period by the maximum offering price (including the maximum of any initial sales charge) per share on the last day of the period and annualizing the resulting figure. Net investment income per share is calculated from the yields to maturity of all debt obligations held based on prescribed methods, reduced by accrued expenses for the period with the resulting number being divided by the average daily number of shares outstanding and entitled to receive distributions during the period. Yield figures do not reflect the deduction of any applicable CDSC, but assume the maximum of any initial sales charge. (Actual yield may be affected by variations in sales charges on investments.) A tax-equivalent yield is computed by using the tax-exempt yield and dividing by one minus a stated tax rate. The stated tax rate will reflect the federal income and certain state (if any) taxes applicable to investors in a particular tax bracket and may reflect certain assumptions relating to tax exemptions and deductions. The tax-equivalent yield will differ for investors in other tax brackets or for whom the assumed exemptions and deductions are not available. Tax-equivalent yield is designed to show the approximate yield a taxable investment would have to earn to produce an after-tax yield equal to the tax-exempt yield.

Disclosure of Portfolio Holdings and Related Information. The Board of Trustees has adopted policies and procedures (the “Policies”) with respect to the disclosure of information about portfolio holdings of each Fund. Pursuant to the Policies, information about portfolio holdings of a Fund may not be disclosed to any party except as follows:

  Disclosure made in filings with the SEC and posted on the Eaton Vance website: In accordance with rules established by the SEC, each Fund sends semiannual and annual reports to shareholders that contain a complete list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, within 60 days of quarter-end. Each Fund also discloses complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter-end. Each Fund’s complete portfolio holdings as reported in annual and semiannual reports and on Form N-Q are available for viewing on the SEC website at http:// www.sec.gov and may be reviewed and copied at the SEC’s public reference room (information on the operation and terms of usage of the SEC public reference room is available at http://www.sec.gov/info/edgar/prrrules.htm or by calling 1-800-SEC-0330). Generally within ^five business days of filing with the SEC, each Fund’s portfolio holdings as reported in annual and semiannual reports and on Form N-Q also are available on Eaton Vance’s website at www.eatonvance.com and are available upon request at no ^cost by contacting Eaton Vance at 1-800- 225-6265. Each Fund will also post a complete list of its portfolio holdings as of each calendar quarter end on the Eaton Vance website within 60 days of calendar quarter end.
  Disclosure of certain Portfolio characteristics: Each Fund may also post information about certain portfolio characteristics (such as top ten holdings and asset allocation information) as of ^the most recent calendar quarter end on the Eaton Vance website approximately ten business days after ^the calendar quarter end. Such information is also available upon request by contacting Eaton Vance at 1-800-225-6265.
  Confidential disclosure for a legitimate Fund purpose: Portfolio holdings may be disclosed, from time to time as necessary, for a legitimate business purpose of a Fund, believed to be in the best interests of the Fund and its shareholders, provided there is a duty or an agreement that the information be kept confidential. The Policies permit disclosure of portfolio holdings information to the following: 1) affiliated and unaffiliated service providers (including the investment adviser, custodian, transfer agent, principal underwriter, etc.) that have a legal or contractual duty to keep such information confidential; 2) other persons who owe a fiduciary or other duty of trust or confidence to the Fund (such as Fund legal counsel and independent registered public accounting firm); or 3) persons to whom the disclosure is made in advancement of a legitimate business purpose of a Fund and who have expressly agreed in writing to maintain the disclosed information in confidence and to use it only in connection with the legitimate business purpose underlying the ^arrangement. Such persons may include securities lending agents, credit rating ^agencies (such as Moody’s Investor Services, Inc. and Standard & Poor’s Ratings Group), statistical ratings ^agencies (such as Morningstar, Inc.), analytical service providers engaged by the investment ^adviser (such as Advent, Bloomberg L.P., Evare, Factset and The Yield Book, Inc.), proxy evaluation vendors, pricing services, translation ^services, lenders under Fund credit facilities (such as Citibank, N.A.) and, for purposes of facilitating portfolio transactions, investment dealers and other intermediaries (such as national and regional municipal bond dealers and mortgage-backed securities dealers). Additional categories of disclosure involving a legitimate business purpose may be added to this list upon the authorization of a Fund’s Board of Trustees.

The Funds, the investment ^adviser and principal underwriter will not receive any monetary or other consideration in connection with the disclosure of information concerning a Fund’s portfolio holdings.

The Policies may not be waived, or exception made, without the consent of the Chief Compliance Officer (“CCO”) of the Funds. The CCO may not waive or make exception to the Policies unless such waiver or exception is consistent with the intent of the Policies, which is to ensure that disclosure of portfolio information is in the best interest of Fund shareholders. In determining whether to permit a waiver of or exception to the Policies, the CCO will consider whether the proposed disclosure serves a legitimate purpose of a Fund, whether it could provide the recipient with an advantage over Fund shareholders or whether the proposed disclosure gives rise to a conflict of interest between a Fund’s shareholders and its investment adviser, principal underwriter or other affiliated person. The CCO will report all waivers of or exceptions to the Policies to the Trustees at their next meeting. The Trustees may impose additional restrictions on the disclosure of portfolio holdings information at any time.

The Policies are designed to provide useful information concerning a Fund to existing and prospective Fund shareholders while at the same time inhibiting the improper use of portfolio holdings information in trading Fund shares and/or portfolio securities held by a Fund. However, there can be no assurance that the provision of any portfolio holdings information is not susceptible to inappropriate uses (such as the development of “market timing” models), particularly in the hands of highly sophisticated investors, or that it will not in fact be used in such ways beyond the control of the Funds.

TAXES

Each series of the Trust is treated as a separate entity for federal income tax purposes. Each Fund has elected to be treated and intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Code. Accordingly, each Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net income (including tax-exempt income) and net short-term and long-term capital gains (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any federal income or excise tax. If ^a Fund qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, a Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions. Each Fund qualified as a RIC for its fiscal year ended January 31, 2006.

In order to avoid incurring a federal excise tax obligation, the Code requires that a Fund distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income (not including tax-exempt income) for such year, (ii) at least 98% of its capital gain net income (which is the excess of its realized capital gains over its realized capital losses), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards and (iii) 100% of any income and capital gains from the prior year (as previously computed) that was not paid out during such year and on which the Fund paid no federal income tax. If a Fund fails to meet these requirements it will be subject to a nondeductible 4% excise tax on the undistributed amounts. Under current law, provided that a Fund qualifies as a RIC for federal tax purposes, the Fund should not be liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

If a Fund does not qualify as a RIC for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make ^substantial distributions.

^A Fund’s investment in zero coupon and certain other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be accrued daily by the Fund and, in order to avoid a tax payable by the Fund, the Fund may be required to liquidate securities that it might otherwise have continued to hold in order to generate cash so that the Fund may make required distributions to its shareholders.

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A Fund may invest to a significant extent in debt obligations that are in the lowest rating categories (with the exception of the Florida Insured Fund which may not invest in obligations rated lower than BBB or Baa) or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when such a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income.

Distributions by a Fund of net tax-exempt interest income that are properly designated as “exempt-interest dividends” may be treated by shareholders as interest excludable from gross income for federal income tax purposes under Section 103(a) of the Code. In order for a Fund to be entitled to pay the tax-exempt interest income ^as exempt-interest dividends to its shareholders, the Fund must and intends to satisfy certain requirements, including the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from regular federal income tax under Code Section 103(a)^. Interest on certain municipal obligations may be taxable for purposes of the federal AMT and for state and local purposes. In addition, corporate shareholders must include the full amount of exempt-interest dividends in computing the preference items for the purposes of the AMT. Shareholders of a Fund are required to report tax-exempt interest on their federal income tax returns.

For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxed in the hands of individual shareholders at the rates applicable to long-term capital ^gains, provided holding period and other requirements are met at both the shareholder and Fund level. It is not expected a significant portion of Fund distributions would be derived from qualified dividend income.

Tax-exempt distributions received from a Fund are taken into account in determining, and may increase, the portion of social security and certain railroad retirement benefits that may be subject to federal income tax.

Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of a Fund is not deductible to the extent it is deemed related to the Fund’s distributions of tax-exempt interest. Further, entities or persons who are “substantial users” (or persons related to “substantial users”) of facilities financed by industrial development or private activity bonds should consult their tax advisers before purchasing shares of a Fund. “Substantial user” is defined in applicable Treasury regulations to include a “non-exempt person” who regularly uses in its trade or business a part of a facility financed from the proceeds of industrial development bonds, and the same definition should apply in the case of private activity bonds.

Any recognized gain or income attributable to market discount on long-term tax-exempt municipal obligations (i.e., obligations with a term of more than one year) purchased after April 30, 1993 (except to the extent of a portion of the discount attributable to original issue discount), is taxable as ordinary income. A long-term debt obligation is generally treated as acquired at a market discount if purchased after its original issue at a price less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a de minimis exclusion.

From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on certain types of municipal obligations, and it can be expected that similar proposals may be introduced in the future. Under federal tax legislation enacted in 1986, the federal income tax exemption for interest on certain municipal obligations was eliminated or restricted. As a result of any such future legislation, the availability of municipal obligations for investment by a Fund and the value of the securities held by it may be affected.

In the course of managing its investments, a Fund may realize some short-term and long-term capital gains (and/or losses) as well as other taxable income. Any distributions by a Fund of its share of such capital gains (after reduction by any capital loss carryforwards) or other taxable income would be taxable to shareholders of the Fund. However, it is expected that such amounts, if any, would normally be insubstantial in relation to the tax-exempt interest earned by the Fund.

A Fund’s investments in options, futures contracts, hedging transactions, forward contracts (to the extent permitted) and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to a Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Fund has been a party to a swap for more than one year). The tax treatment of many types of credit default swaps is uncertain.

Any loss realized upon the sale or exchange of Fund shares with a tax holding period of ^six months or less will be disallowed to the extent of any distributions treated as tax-exempt interest with respect to such shares and if the loss exceeds the disallowed amount, will be treated as a long-term capital loss to the extent of any distributions treated as long-term capital gain with respect to such shares. In addition, all or a portion of a loss realized on a redemption or other disposition of Fund shares may be disallowed under “wash sale” rules to the extent the shareholder acquired other shares of the same Fund (whether through the reinvestment of distributions or otherwise) within the period beginning 30 days before the redemption of the loss shares and ending 30 days after such date. Any disallowed loss will result in an adjustment to the shareholder’s tax basis in some or all of the other shares acquired.

Sales charges paid upon a purchase of shares subject to a front-end sales charge cannot be taken into account for purposes of determining gain or loss on a redemption or exchange of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of Fund shares ^(or shares of another fund) pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder’s tax basis in some or all of any other shares acquired.

Dividends and distributions on a Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund’s net asset value also reflects unrealized losses. Certain distributions declared in October, November or December and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared.

In general, dividends (other than capital gain dividends) paid to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign person”), are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). ^Before January 1, 2008, a Fund generally will not be required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by a Fund.

^

Until December 31, 2007, if a Fund makes a distribution to a foreign shareholder that is attributable to interests in U.S. real property or in corporations for which direct or indirect interests in U.S. real property exceed certain levels and if such foreign shareholder owned more than 5% of a Fund’s outstanding shares at any time during the preceding one year, the distribution will be subject to a 35% withholding tax and will obligate such foreign shareholder to file a U.S. tax return. If a foreign person who owned more than 5% of a Fund’s outstanding shares at any time during the preceding one year redeems shares of the Fund within the 30 days prior to an ex-dividend date of a distribution subject to the 35% tax and within 30 days before or after the ex-dividend date acquires or contracts to acquire a substantially identical interest in the Fund, such foreign person may be subject to the 35% tax and a U.S. filing requirement. After December 31, 2007, these rules apply only to Fund distributions attributable to distributions received by a Fund from real estate investment trusts.

If a Fund’s direct or indirect interests in U.S. real property were to exceed certain levels, a foreign shareholder realizing gains upon redemption from a Fund could be subject to the 35% withholding tax and U.S. filing requirements unless more than 50% of the Fund’s shares were owned by U.S. persons at such time or unless the foreign person has not held more than 5% of the Fund’s outstanding outstanding shares throughout either such person’s holding period for the redeemed shares or, if shorter, the previous five years. It is not expected that a significant portion of the Fund’s distributions will be attributable to gains from sale or exchange of USRPIs.

Amounts paid by a Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number (“TIN”) and certain certifications required by the Internal Revenue Service (the “IRS”) as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker, may be subject to “backup” withholding of federal income tax arising from the Fund’s taxable dividends and other distributions as well as the proceeds of redemption transactions (including repurchases and exchanges), at a rate of 28% for amounts paid through 2010. The backup withholding rate will be 31% for amounts paid thereafter. An individual’s TIN is generally his or her social security number.

Under Treasury regulations, if a shareholder realizes a loss on disposition of a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. ^

The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, foreign investors, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the federal, state, local, and, where applicable, foreign tax consequences of investing in a Fund.

See Appendix D for state tax information for certain states.

PORTFOLIO SECURITIES TRANSACTIONS

Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by BMR, each Fund’s investment adviser. Each Fund is responsible for the expenses associated with portfolio transactions. The investment adviser is also responsible for the execution of transactions for all other accounts managed by it. The investment adviser places the portfolio security transactions for execution with many firms. The investment adviser uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the investment adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the executing firm’s services including the responsiveness of the firm to the investment adviser, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in other transactions, and the reasonableness of the spread or commission, if any. In addition, the investment adviser may consider the receipt of Proprietary Research Services (as defined below), provided it does not compromise the investment adviser’s obligation to seek best overall execution for a Fund. The investment adviser may engage in portfolio brokerage transactions with a broker-dealer firm that sells shares of Eaton Vance funds, provided such transactions are not directed to that firm as compensation for the promotion or sale of such shares.

Municipal obligations, including state obligations, purchased and sold by each Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such obligations. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market for such obligations, and the difference between the bid and asked price is customarily referred to as the spread. Each Fund may also purchase municipal obligations from underwriters, and dealers in fixed-price offerings, the cost of which may include undisclosed fees and concessions to the underwriters. On occasion it may be necessary or appropriate to purchase or sell a security through a broker on an agency basis, in which case the Fund will incur a brokerage commission. Although spreads or commissions on portfolio security transactions will, in the judgment of the investment adviser, be reasonable in relation to the value of the services provided, spreads or commissions exceeding those which another firm might charge may be paid to firms who were selected to execute transactions on behalf of each Fund and the investment adviser’s other clients for providing brokerage and research services to the investment adviser.

As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction may receive a commission that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the investment adviser determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made either on the basis of that particular transaction or on the basis of overall responsibilities which the investment adviser and its affiliates have for accounts over which they exercise investment discretion. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the “Research Services” referred to in the next paragraph. The investment adviser may also receive Research Services from underwriters and dealers in fixed-price offerings.

It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, analytical, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities (“Research Services”) from broker-dealer firms that execute portfolio transactions for the clients of such advisers and from affiliates of executing broker-dealers. Investment advisers also commonly receive Research Services from research providers that are not affiliated with an executing broker-dealer, but which have entered into payment arrangements involving an executing broker-dealer (“Third Party Research Services”). In a typical Third Party Research Services arrangement involving transactions in municipal obligations, an executing broker-dealer enters into an arrangement with an investment adviser pursuant to which the investment adviser receives a credit for portfolio transactions executed for its clients through that broker-dealer. These credits are referred to herein as “research credits” and are primarily generated as the result of acquisitions of new issuances of municipal obligations in fixed-price offerings. The amount of the research credit generated as the result of a particular transaction is typically a negotiated percentage of the offering price of the municipal obligations. The investment adviser may use research credits to acquire Third Party Research Services, which are then paid for by the executing broker-dealer. The investment adviser may receive Research Services and Third Party Research Services consistent with the foregoing.

Research Services received by the investment adviser may include such matters as general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, proxy voting data and analysis services, technical analysis of various aspects of the securities markets, recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by the investment adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to the investment adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client’s account or of a few clients’ accounts, or may be useful for the management of merely a segment of certain clients’ accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The investment adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and may attempt to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which the investment adviser believes are useful or of value to it in rendering investment advisory services to its clients.

In the event that the investment adviser uses research credits generated from a Fund securities transactions to pay for Third Party Research Services (as described above), the investment adviser has agreed to reduce the advisory fee payable by a Fund by the amount of such research credits generated as the result of portfolio transactions occurring on or after May 1, 2004. However, the investment adviser generally does not expect to acquire Third Party Research Services with research credits.

Some executing broker-dealers develop and make available directly to their brokerage customers proprietary Research Services (“Proprietary Research Services”). As a general matter, broker-dealers bundle the cost of Proprietary Research Services with trade execution services rather than charging separately for each. In such circumstances, the cost or other value of the Proprietary Research Services cannot be determined. The advisory fee paid by a Fund will not be reduced in connection with the receipt of Proprietary Research Services by the investment adviser.

The investment companies sponsored by the investment adviser or its affiliates may allocate trades in such offerings to acquire information relating to the performance, fees and expenses of such companies and other mutual funds, which information is used by the Trustees of such companies to fulfill their responsibility to oversee the quality of the services provided by various entities, including the investment adviser, to such companies. Such companies may also pay cash for such information.

Municipal obligations considered as investments for a Fund may also be appropriate for other investment accounts managed by the investment adviser or its affiliates. Whenever decisions are made to buy or sell securities by a Fund and one or more of such other accounts simultaneously, the investment adviser will allocate the security transactions (including “hot” issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where a Fund will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the investment adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to a Fund from time to time, it is the opinion of the Trustees of the Trust that the benefits from the investment adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

The following table shows brokerage commissions paid during the three fiscal years ended January 31, 2006, as well as the amount of Fund security transactions for the most recent fiscal year (if any) that were directed to firms that provided some Research Services to the investment adviser or its affiliates, and the commissions paid in connection therewith. As described above, the investment adviser may consider the receipt of Research Services in selecting a broker-dealer firm, provided it does not compromise the investment adviser’s obligation to seek best overall execution. ^

					Commissions Paid on
				Amount of Transactions	Transactions
				Directed to Firms	Directed to Firms
	Brokerage Commissions Paid for the Fiscal Year Ended			Providing Research	Providing Research
Fund	1/31/06	1/31/05	1/31/04	1/31/^06	1/31/^06
Florida Insured	$5,054	$4,832	$3,289	$0	$0
Hawaii	2,206	1,629	1,281	0	0
Kansas	2,699	3,889	2,321	0	0

FINANCIAL STATEMENTS

The audited financial statements of, and the report of the independent registered public accounting firm for the Funds, appear in the Funds’ most recent annual report to shareholders and are incorporated by reference into this SAI. A copy of the annual report accompanies this SAI.

Householding. Consistent with applicable law, duplicate mailings of shareholder reports and certain other Fund information to shareholders residing at the same address may be eliminated.

^

Registrant incorporates by reference the audited financial information for the Funds listed below for the fiscal year ended January 31, 2006, as previously filed electronically with the SEC:

Eaton Vance Florida Insured Municipals Fund Eaton Vance Hawaii Municipals Fund Eaton Vance Kansas Municipals Fund (Accession No. 0001104659-06-022145)

APPENDIX A

Class A Fees, Performance & Ownership

Sales Charges, Distribution and Service Fees and Repurchase Transaction Fees. For the fiscal year ended January 31, 2006, the following table shows (1) total sales charges paid by each Fund, (2) sales charges paid to investment dealers, (3) sales charges paid to the principal underwriter, (4) CDSC payments to the principal underwriter, (5) total distribution and service fees paid by each Fund, (6) service fees paid to investment dealers, and (7) repurchase transaction fees paid to the principal underwriter. ^Distribution and service fees that were not paid to investment dealers were retained by the principal underwriter.

^

					Total Distribution
	Total Sales	Sales Charges to	Sales Charges to	CDSC Paid to	and Service	Service Fees Paid	Repurchase Transaction Fees
Fund	Charges Paid	Investment Dealers	Principal Underwriter	Principal Underwriter	Fees Paid	to Investment Dealers	Paid to Principal Underwriter
Florida Insured	^$156,266	^$150,417	^$5,849	^$0	^$55,767	^$43,572	^$112.50
Hawaii	^11,999	^11,307	^692	0	^18,202	^16,578	^105.00
Kansas	^57,316	^53,717	^3,599	0	^32,465	^27,408	^132.50

For the fiscal years ended January 31, 2005 and January 31, 2004, the following total sales charges were paid on sales of Class A, of which the principal underwriter received the following amounts.^

	January 31, 2005	January 31, 2005	January 31, 2004	January 31, 2004
	Total Sales	Sales Charges to	Total Sales	Sales Charges to
Fund	Charges Paid	Principal Underwriter	Charges Paid	Principal Underwriter
Florida Insured	$70,490	$4,543	$228,504	$215,336
Hawaii	29,979	1,534	27,360	26,388
Kansas	63,966	4,127	82,669	77,373

^

Performance Information. The tables below indicate the average annual total return (both before and after taxes) on a hypothetical investment ^of $1,^000 in this Class ^of ^shares for the ^periods shown in each ^table. Any return presented with an asterisk (*) includes the effect of subsidizing expenses. Returns would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. Each Fund^’s past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, a Fund^’s current performance may be lower or higher than the quoted return. For the Fund’s performance as of the most recent month-end, please refer to www.eatonvance.com.

About Returns After Taxes. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period, or because the taxable portion of distributions made during the period was insignificant. Also, Return After Taxes on Distributions and Redemption for a

period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. A portion of the distributions made in the current year may be recharacterized as taxable after year-end.

Florida Insured Fund	Length of Period Ended ^January 31, 2006
^Average Annual Total Return:	One ^Year	Five ^Years	^Ten Years*
^
Before Taxes and Excluding Maximum Sales Charge	^^2.^58%	^4.^88%	4.96%
Before Taxes and Including Maximum Sales Charge	–^2.^32%	^3.^85%	^4.^45^%
	^		^
After Taxes on Distributions and Excluding Maximum Sales Charge	2.57%	^4.^87%	4.94%
After Taxes on Distributions and Including Maximum Sales Charge	–^2.^32%	^3.^84%	^4.^43%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	^ 3.^23%	^4.^87%	^4.^94%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	^–^0.^03%	^^3.97%	^4.^48%
Hawaii Fund	Length of Period Ended ^January 31, 2006
Average Annual Total Return:	One Year	Five Years	Ten Years*
Before Taxes and Excluding Maximum Sales Charge	^2.46%	^4.86%	^4.86%
Before Taxes and Including Maximum Sales Charge	^–2.39%	^3.84%	^4.35%
After Taxes on Distributions and Excluding Maximum Sales Charge	^2.46%	^4.83%	^4.80%
After Taxes on Distributions and Including Maximum Sales Charge	^–2.39%	^3.81%	^4.29%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	^3.11%	^4.81%	^4.81%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	^–0.12%	^3.91%	^4.34%
Kansas Fund	Length of Period Ended ^January 31, 2006
Average Annual Total Return:	One Year	Five Years	Ten Years*
Before Taxes and Excluding Maximum Sales Charge	^2.28%	^4.85%	^5.05%
Before Taxes and Including Maximum Sales Charge	^–2.61%	^3.84%	^4.54%
After Taxes on Distributions and Excluding Maximum Sales Charge	^2.28%	^4.85%	^5.02%
After Taxes on Distributions and Including Maximum Sales Charge	^–2.61%	^3.83%	^4.52%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	^2.95%	^4.82%	^5.01%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	^–0.30%	^3.92%	^4.55%

^

Control Persons and Principal Holders of Securities. At ^May 1, 2006, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of a Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s)

or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

Florida Insured	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	^19.^6%
	Morgan Stanley	Jersey City, NJ	^6.^4%
^
Hawaii	Morgan Stanley	^Jersey City, ^NJ	^13.^2%
^
^	First Clearing, LLC FBO The Sporck Living Trust	^Kailua, ^HI	^10.^0%
^
	Citigroup Global Markets, Inc.	^New York, ^NY	^8.^0%
	^Penson Financial Services, Inc.	^Dallas, ^TX	^6.8^%
Kansas	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	^5.^7%
^	^Piper Jaffray & ^Co.	^Minneapolis, ^MN	^5.^2%

To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of a Fund as of such date.

APPENDIX B

Class B Fees, Performance & Ownership

Distribution, Service and Repurchase Transaction Fees. For the fiscal year ended January 31, 2006, the following table shows (1) sales commissions paid by the principal underwriter to investment dealers on sales of Class B shares, (2) distribution fees paid to the principal underwriter under the Distribution Plan, (3) CDSC payments to the principal underwriter, (4) uncovered distribution charges under the Distribution Plan (dollar amount and as a percentage of net assets attributable to Class B), (5) service fees paid under the Distribution Plan, (6) service fees paid to investment dealers, and (7) repurchase transaction fees paid to the principal underwriter. The service fees paid by the Funds that were not paid to investment dealers were retained by the principal underwriter^.

	Commission Paid						Repurchase
	by Principal	Distribution Fee		Uncovered Distribution		Service Fees	Transaction
	Underwriter to	Paid to	CDSC Paid to	Charges (as a % of Class	Service	Paid to	Fees Paid to
Fund	Investment Dealers	Principal Underwriter Principal Underwriter		Net Assets)	Fees	Investment Dealers Principal Underwriter
Florida Insured	^$10,695	^$117,060	^$28,000	^$574,000 (4.2%)	^$31,930	^$29,688	^$167.50
Hawaii	^9,789	^64,588	^18,000	^407,000 (6.1%)	^17,806	^16,839	^95.00
Kansas	^14,969	^40,934	^11,000	^243,000 (4.8%)	^11,113	^9,795	^105.00

^

Performance Information. The tables below indicate the average annual total return (both before and after taxes) on a hypothetical investment of $1,000 in this Class of shares for the periods shown in each table. Any return presented with an asterisk (*) includes the effect of subsidizing expenses. Returns would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. Each Fund^’s past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, a Fund^’s current performance may be lower or higher than the quoted return. For the Fund’s performance as of the most recent month-end, please refer to www.eatonvance.com.

About Returns After Taxes. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period, or because the taxable portion of distributions made during the period was insignificant. Also, Return After Taxes on Distributions and Redemption for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. A portion of the distributions made in the current year may be recharacterized as taxable after year-end.^

^

^Florida Insured Fund	Length of Period Ended ^January 31, 2006
^Average Annual Total Return:	One ^Year^	Five ^Years	^Ten Years*
		^	^
Before Taxes and Before Deducting CDSC	^ 1.^78%	4.11%	4.20%
		^	^
Before Taxes and After Deducting CDSC	–^3.^12%	3.77%	4.20%
		^	^
After Taxes on Distributions and Before Deducting CDSC	^ 1.^78%	4.10%	4.18%
		^	^
After Taxes on Distributions and After Deducting CDSC	–^3.^12%	3.76%	4.18%
		^	^
After Taxes on Distributions and Redemption and Before Deducting CDSC	^ 2.^44%	4.11%	4.19%
		^	^
After Taxes on Distributions and Redemption and After Deducting CDSC	^–0.^75%	3.82%	4.19%

Hawaii Fund	Length of Period Ended ^January 31, 2006
Average Annual Total Return:	One Year	Five Years	Ten Years*
Before Taxes and Before Deducting CDSC	^1.62%	^4.07%	^4.09%
Before Taxes and After Deducting CDSC	^–3.29%	^3.72%	^4.09%
After Taxes on Distributions and Before Deducting CDSC	^1.62%	^4.04%	^4.05%
After Taxes on Distributions and After Deducting CDSC	^–3.29%	^3.70%	^4.05%
After Taxes on Distributions and Redemption and Before Deducting CDSC	^2.29%	^4.03%	^4.07%
After Taxes on Distributions and Redemption and After Deducting CDSC	^–0.90%	^3.74%	^4.07%
Kansas Fund	Length of Period Ended ^January 31, 2006
Average Annual Total Return:	One Year	Five Years	Ten Years*
Before Taxes and Before Deducting CDSC	^1.60%	^4.11%	^4.30%
Before Taxes and After Deducting CDSC	^–3.30%	^3.77%	^4.30%
After Taxes on Distributions and Before Deducting CDSC	^1.60%	^4.11%	^4.25%
After Taxes on Distributions and After Deducting CDSC	^–3.31%	^3.77%	^4.25%
After Taxes on Distributions and Redemption and Before Deducting CDSC	^2.24%	^4.07%	^4.25%
After Taxes on Distributions and Redemption and After Deducting CDSC	^–0.95%	^3.78%	^4.25%

^

Control Persons and Principal Holders of Securities. At May 1, 2006, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of a Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:^

Florida Insured	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	^18.2%
	Morgan Stanley	Jersey City, NJ	^16.8%
	Citigroup Global Markets, Inc.	New York, NY	^5.3%
Hawaii	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	^14.6%
	Morgan Stanley	Jersey City, NJ	^13.8%
	Citigroup Global Markets, Inc.	New York, NY	^10.6%
Kansas	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	^7.6%
	Morgan Stanley	Jersey City, NJ	^5.0%

To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of a Fund as of such date.

APPENDIX C

Class C Fees, Performance & Ownership

Prior to the date of this SAI, this Class of the Florida Insured and Kansas Funds had not yet commenced operations, so there is no fee, performance or ownership information.

APPENDIX ^D

STATE SPECIFIC INFORMATION

Risks of Concentration. The following information as to certain state specific considerations is given to investors in view of a Fund’s policy of concentrating its investments in particular state issuers. Such information supplements the information in the prospectus. It is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of issuers of each particular state. The Trust has not independently verified this information.

The bond ratings provided in the prospectus are current as of the date of the prospectus and are based on economic conditions which may not continue; moreover, there can be no assurance that particular bond issues may not be adversely affected by changes in economic, political or other conditions. Unless stated otherwise, the ratings indicated are for obligations of the state. A state’s political subdivisions may have different ratings which are unrelated to the ratings assigned to state obligations.

FLORIDA INSURED

In recent years, Florida has emerged as one of the world's fastest growing markets, experiencing an explosion of international growth as a major economic hub of the southeastern United States. In ^2004, Florida’s gross state product was $^594.5 billion, ranking it the 4th largest in the nation. Florida is a state characterized by rapid population growth and substantial capital needs which are being funded through frequent debt issuance and pay-as-you-go financing. ^As of

^April 1, 2005, ^Florida’s population ^was estimated to be 17,912,715 people, an increase of 396,983, or 2.^26% ^over 2004. The State’s population will continue to ^grow at rates at or above 2% ^through 2010, and ^it is projected to add another 2,000,000 people over the ^next five years. Florida's economy is characterized by a large service sector, a dependence on the tourism and construction industries, and a large retirement population. The management of rapid growth has been the major challenge facing state and local governments. While attracting many senior citizens, Florida also offers a favorable business environment and growing employment opportunities that have continued to generate working-age population immigration. As this growth continues, particularly within the retirement population, the demand for both public and private services will increase, which may strain the service sector's capacity and impede the State's budget balancing efforts.

Florida has a proportionally greater number of persons of retirement age; a factor that makes Florida's property and transfer payment taxes a relatively more important source of State funding. Because transfer payments are typically less sensitive to the business cycle than employment income, they may act as a stabilizing force in weak economic periods.

Florida’s tourism grew during the greater part of the 1990s and the year 2000 by ^5% to ^8% annually. ^Although the events of September 11, 2001 led to a decline in Florida’s ^tourism for 2001. Florida’s tourism ^staged a recovery in 2002, ^and since then has continued to draw a record number of ^visitors. In 2005, Florida’s tourism ^drew an estimated ^85.8 million visitors (domestic and international) which was an increase of ^7.6% from ^2004. This growth is expected to continue in the future.

An important element of Florida’s economic outlook is the construction sector. ^Construction employment ^is projected to ^increase in the next ^few years, and for the fiscal year ^2004-^05 it was ^approximately ^506,^000, or about 6.^4% of 7,624,800 total non-farm employment. Much of this activity was based on the population growth and low mortgage rates. Florida’s economy also continues to diversify, attracting higher-technology companies in the information technology, life sciences and defense/homeland security sectors. The ability of the State and its local units of government to satisfy its debt obligations may be affected by numerous factors which impact on the economic vitality of the State in general and the particular region of the State in which the issuer of the debt obligations is located. South Florida is particularly susceptible to international trade and currency imbalances and to economic dislocations in Central and South America, due to its geographical location and its involvement with foreign trade, tourism and investment capital. North and Central Florida are impacted by problems in the agricultural sector, particularly with regard to the citrus and sugar industries. Short-term adverse economic conditions may be created in these areas, and in the State as a whole, due to crop failures, severe weather conditions or other agriculture-related problems. The State economy also has historically been dependent on the tourism and construction industries and is therefore, sensitive to trends in those sectors.

HAWAII

^

Hawaii’s economy remained strong in 2005. The State’s Department of Business, Economic Development and Tourism (DBEDT) reports that (i) growth of the labor force and employment during 2005 were the highest since 1990, (ii) the unemployment rate for the year was the lowest since 1990 (and notably the lowest rate in the nation), (iii) general fund tax revenue growth was the highest since 1990, (iv) personal income grew by 7.5% during the first three quarters of 2005 (the period for which the latest data are available) compared with the same period in 2004, and (v) visitor arrivals reached an historical high level of 7.4 million.

Hawaii’s labor force grew by 3.2% in 2005 compared with 2004. DBEDT attributes this growth to an increase in job opportunities. In the fourth quarter of 2005, for example, 630,600 people were employed in Hawaii, a new all-time quarterly employment peak. This was 31,400 or 5.2% more than the fourth quarter of 2004, and the highest quarter-over-quarter growth rate since this data compilation began in 1076. Employment was up 3.7% in 2005 compared with 2004, and the unemployment rate averaged 2.8% i 2005 compared to 3.3% in 2004.

The total number of visitors arriving in Hawaii by air was up 5.7% in the fourth quarter of 2005 from the fourth quarter of 2004. This quarterly increase in arrivals resulted from a 7.2% increase in domestic arrivals and a 2.2% increase in international arrivals. For the year, domestic arrivals were up 7.4% and international arrivals were up 5.2% from 2004. Hotel occupancy rates increased to an annual average of 81.2% in 2005 from 77.7% in 2004, posting the highest statewide level since 1986.

Indicator’s of Hawaii’s construction industry remained positive in the fourth quarter of 2005 with signals for the future pointing toward sustained strong building activity. For the fourth quarter of 2005, wage and salary jobs in the natural resources, mining and construction industries totaled 34,000, up 11.3% from the fourth quarter of 2004. For the year, jobs in this category were up 10.6% from 2004. The value of private building authorizations was up 59.9% from the fourth quarter of 2004. For the year, the value of private building permits was 28.1% higher than in 2004, projecting over $765 million in future Hawaii construction.

DBEDT reports that during the fourth quarter of 2005, tax revenues distributed to the State general fund rose 11.4% to

$987 million, revenues from the general excise and use tax grew by 13.7%, net individual income tax revenues rose 9.7%, and transient accommodations tax revenues increased 16.6%, all as compared to the same period in 2004. For the year, the State general fund rose 16.6%, general excise and use tax revenues grew 13.7%, net individual income tax increased 17.2%, and transient accommodations tax revenues increased 9.2% from 2004.

KANSAS

Traditionally a farm-based economy, recent growth in the trade, services and manufacturing sectors has decreased Kansas' strong dependence on agriculture. At present, the Kansas economy has four major economic sectors (wholesale and retail trade, manufacturing, services, and government) which employ from 15 to 29 percent of the labor force. Agriculture employed an estimated 3.4% of the work force in ^2005.

Primary sources of state revenue are a 5.3% sales tax, a corporate income tax between 4% and 7.35% and an individual income tax between 3.5% and 6.45% . In ^2005, the sales tax constituted ^42.1% of taxes collected. The largest percentage of expenditures from all state funds are in the areas of education and research (public schools, state universities, state board of education) and human resources (assistance programs). General property taxes generate a large portion of local tax revenue. Local sales and use taxes have provided an increased amount of revenue, from $30 million in 1980 to $^663.^7 million in ^2005, as voters in more cities and counties have elected to impose the tax or to raise the tax rate to the maximum permitted by state law.

The State's ^2005 General Fund showed total revenues of $4.^686 billion against total expenditures of $4.^729 billion. In 1990, the Kansas legislature approved House Bill 2867 which established ending balances as a mechanism to hold state expenditure growth to the level of revenue growth. House Bill 2867 requires that in each fiscal year certain funds be transferred from the state General Fund to the newly created cash operating reserve fund. The reserve fund is designed to be available in the event that revenues in the General Fund are insufficient to meet budgeted expenditures. House Bill 2867 also provides that state General Fund balances in addition to the cash operating reserve fund must be one percent of expenditures in fiscal year 1993, two percent of expenditures in fiscal year 1994 and 2.5 percent in 1995 and each fiscal year thereafter.

PUERTO RICO, THE U.S. VIRGIN ISLANDS AND GUAM

Puerto Rico. Puerto Rico has a diversified economy dominated by the manufacturing and service sectors. The North American Free Trade Agreement (“NAFTA”), which became effective January 1, 1994, has led to loss of lower wage jobs such as textiles, but economic growth in other areas, particularly tourism, pharmaceuticals, construction and the high technology areas have compensated for that loss.

The Commonwealth of Puerto Rico differs from the states in its relationship with the federal government. Most federal taxes, except those such as social security taxes that are imposed by mutual consent, are not levied in Puerto Rico. Section 936 of the Code has provided a tax credit for certain qualified U.S. corporations electing “possessions corporation” status. However, in 1993, Section 936 was amended to provide for two alternative limitations on the Section 936 credit attributable to certain active business income. The first limitation was based on the economic activity of the Section 936 possessions corporation. The second limited the credit to a specified percentage of the credit allowed under prior law. In 1996, Section 936 credit was repealed except that the credit attributable to possessions source business income with respect to certain existing credit claimants was subjected to a phase out over a ten year period (subject to additional caps).

Also in 1996, a new Section 30A was added to the Code. Section 30A permits a “qualifying domestic corporation” that meets certain gross income tests to claim a credit against the federal income tax in an amount equal to the portion of the tax which is attributable to the taxable income from sources outside of the United States, from the active conduct of a trade or business in Puerto Rico or from the sale of substantially all the assets used in such a trade or business. Section 30A ^was phased out ^January 1, 2006.

During the mid and late 1990s the Commonwealth of Puerto Rico benefited from a robust U.S. economy, more aggressive tax collections and low oil prices. This created an expanded employment base, job growth, reduction in unemployment, increase in tourism spending, real GDP growth in the 3.1% to 3.5% range and significant increases in General Fund cash balances from fiscal year end 1997 to fiscal year end 1999. These factors, combined with minimal negative impact ^from the 1996 federal legislation phasing out Section 936 tax benefits to Puerto Rico subsidiaries of U.S. Corporations, created a positive outlook for the credit in the late 1990s^.

In fiscal year 2000, the outlook on the credit turned negative due to the slowdown in the U.S. economy (88% of Puerto Rico’s exports go to the U.S.), uncertainty regarding increasing oil prices, failure of the government to reign in health care costs, expense overruns in education and a decreasing rate of employment growth. As a result, the General Fund recorded a $268 million deficit in fiscal year 2000 due to increased education and health care spending.

A new administration, the Popular Democratic Party that favors Puerto Rico’s commonwealth status over a potential statehood status, took office in January, 2001. It was not long before they realized the presence of continued fiscal stress and estimated a fiscal year 2001 budget shortfall of $700 million. The shortfall was stated to be caused by weakened revenue growth due to the slowing pace of employment and a softening U.S. economy.

On May 30, 2001, S&P downgraded the Commonwealth of Puerto Rico to an A- from an A due to continued years of operating deficits and the use of borrowing to cover the deficits. Puerto Rico continued to use deficit financing and cash transfers from other accounts to fill budget deficits ^for fiscal years ^2002 - 2005. ^In fiscal year 2006, the Commonwealth ^hoped to balance the budget with cost saving measures and new excise taxes, ^but a deficit in ^the $500 million range is currently expected. Further, ^the government does not expect to ^achieve a ^balanced budget for 2 -3 years. ^As a result of both of these factors, and the recent 2 wek shut down of non-essential government employees, Moody’s lowered the rating on Puerto Rico to Baa3 from Baa2 on ^May 8, ^2006. ^S&P rates Puerto Rico BBB after a ^downgrade from A- in September 2005. Both rating agencies still carry negative ^outlooks on the credit.

The U.S. Virgin Islands. The United States Virgin Islands (“USVI”) is heavily reliant on the tourism industry, with roughly 43% of non-agricultural employment in tourist-related trade and services. The tourism industry is economically sensitive and is adversely affected by the recession in the United States and Europe. The attacks of September 11, 2001 also had an adverse affect on tourism. For 2001, air passengers to the USVI were down 2.9% after increasing 12% in 2000. However, supported by an increase in cruise passengers, total visitors increased by 4.4% in 2001. An important component of the USVI revenue base is the federal excise tax on rum exports. Tax revenues rebated by the federal government to the USVI provide the primary security of many outstanding USVI bonds. Since more than 90% of the rum distilled in the USVI is distilled at one plant, any interruption in its operations (as occurred after Hurricane Hugo in 1989) would adversely affect these revenues. The last major hurricane to impact the USVI was Hurricane Marilyn on September 15, 1995.

Consequently, there can be no assurance that rum exports to the United States and the rebate of tax revenues to the USVI will continue at their present levels. The preferential tariff treatment the USVI rum industry currently enjoys could be reduced under NAFTA. Increased competition from Mexican rum producers could reduce USVI rum imported to the U.S., decreasing excise tax revenues generated.

The USVI is periodically hit by hurricanes. Several hurricanes have caused extensive damage, which has had a negative impact on revenue collections. There is currently no rated, unenhanced Virgin Islands debt outstanding (although there is unrated debt and rated special tax debt outstanding). In addition, eventual elimination of the Section 936 tax credit for those companies with operations in USVI may lead to slower growth in the future.

Guam. The U.S. territory of Guam derives a substantial portion of its economic base from Japanese tourism. With a reduced U.S. military presence on the island, Guam has relied more heavily on tourism in past years. During 1998, the Japanese recession combined with the impact of typhoon Paka resulted in a budget deficit of $21 million. Based on these factors, S&P downgraded Guam's rating to BBB- from BBB with a negative outlook on May 26, 1999. Although total visitors improved in 1999 and 2000, they were weakened by economic slowdowns and the effects of the September 11th terrorist attacks in 2001. In 2002 Guam was hit with two major typhoons and impacted by the global economic slowdown. These negative trends have had an unfavorable effect on Guam’s financial position with consistent general fund deficits from 1997-2002 with the exception of a small surplus in 2000. Guam also has a high debt burden with outstanding debt per capita of $2,700 and debt service representing 16% of expenditures. These factors caused S&P to downgrade Guam’s rating to BB (below investment grade) from BBB– on March 25, 2002. Due to continued economic weakness and the negative effects of the typhoons in 2002, S&P further downgraded Guam’s debt to B from BB on May 6, 2003. Guam is not rated by Moody’s.

APPENDIX ^E

RATINGS

The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on a particular date.

Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. Evaluation of these bonds is dependent on the investment adviser’s judgment, analysis and experience in the evaluation of such bonds.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer’s ability to make interest and principal payments.

Moody’s Investors Service, Inc.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.	An application for rating was not received or accepted.

2.	The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

3.	There is a lack of essential data pertaining to the issue or issuer.

4.	The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Moody’s applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Municipal Short-Term Obligations

MIG/VMIG Ratings U.S. Short-Term Ratings: In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody’s Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.

In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue’s specific structural or credit features.

MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Standard & Poor’s Ratings Group Investment Grade

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally ^exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC: The rating CC is currently highly vulnerable to nonpayment.
C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but debt service payments are continued.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

P: The letter “P” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

L: The letter “L” indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Deposit Insurance Corp. and interest is adequately collateralized. In the case of certificates of deposit, the letter “L” indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Municipal Notes

S&P note ratings reflect the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

  Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).
  Sources of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics will be given a plus(+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Fitch Ratings

Investment Grade Bond Ratings

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA”. Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+”.

A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

High Yield Bond Ratings

BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC:	Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C:	Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR: Indicates that Fitch does not rate the specific issue.

Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Investment Grade Short-Term Ratings

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+”.

F-2: Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the “F-1+” and “F-1” categories.

F-3: Fair Credit Quality. Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse change could cause these securities to be rated below investment grade.

Description of the Insurance Claims-Paying Ability Ratings of Standard & Poor’s Ratings Group and Moody’s Investors Service, Inc.

An S&P insurance claims-paying ability rating is an assessment of an operating insurance company’s financial capacity to meet obligations under an insurance policy in accordance with the terms. An insurer with an insurance claims-paying ability of AAA has the highest rating assigned by S&P. Capacity to honor insurance contracts is adjudged by S&P to be extremely strong and highly likely to remain so over a long period of time. A Moody’s insurance claims-paying ability rating is an opinion of the ability of an insurance company to repay punctually senior policyholder obligations and claims. An insurer with an insurance claims-paying ability rating of Aaa is adjudged by Moody’s to be of the best quality. In the opinion of Moody’s, the policy obligations of an insurance company with an insurance claims-paying ability rating of Aaa carry the smallest degree of credit risk and, while the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair the company’s fundamentally strong position.

An insurance claims-paying ability rating by S&P’s or Moody’s does not constitute an opinion on any specific contract in that such an opinion can only be rendered upon the review of the specific insurance contract. Furthermore, an insurance claims-paying ability rating does not take in account deductibles, surrender or cancellation penalties or the timeliness of payment; nor does it address the ability of a company to meet nonpolicy obligations (i.e., debt contracts).

The assignment of ratings by S&P or Moody’s to debt issues that are fully or partially supported by insurance policies, contracts, or guarantees is a separate process from the determination of claims-paying ability ratings. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination of such debt issues.

APPENDIX ^F

INSURANCE

The following information relates to the Florida Insured Fund and supplements the information contained under “Additional Information about Investment Policies -- Insurance.”

In General. Insured obligations held by the ^Fund will be insured as to their scheduled payment of principal and interest under (i) an insurance policy obtained by the issuer or underwriter of the obligation at the time of its original issuance (“Issue Insurance”), (ii) an insurance policy obtained by the ^Fund or a third party subsequent to the obligation's original issuance (“Secondary Market Insurance”) or (iii) a municipal insurance policy purchased by the ^Fund (“Mutual Fund Insurance”). The ^Fund anticipates that all or substantially all of its insured obligations will be subject to Issue Insurance or Secondary Market Insurance. Although the insurance feature reduces certain financial risks, the premiums for Mutual Fund Insurance (which, if purchased by the ^Fund, are paid from the ^Fund's assets) and the higher market price paid for obligations covered by Issue Insurance or Secondary Market Insurance reduce the ^Fund's current yield.

Insurance will cover the timely payment of interest and principal on obligations and will be obtained from insurers with a claims-paying ability rated Aaa by Moody's or AAA by S&P or Fitch. Obligations insured by any insurer with such a claims-paying ability rating will generally carry the same rating or credit risk as the insurer. See the Appendix in Part I for a brief description of Moody's, Fitch's and S&P's claims-paying ability ratings. Such insurers must guarantee the timely payment of all principal and interest on obligations as they become due. Such insurance may, however, provide that in the event of non-payment of interest or principal when due with respect to an insured obligation, the insurer is not obligated to make such payment until a specified time period has lapsed (which may be 30 days or more after it has been notified by the ^Fund that such non-payment has occurred). For these purposes, a payment of principal is due only at final maturity of the obligation and not at the time any earlier sinking fund payment is due. While the insurance will guarantee the timely payment of principal and interest, it does not guarantee the market value of the obligations or the net asset value of ^the Fund.

Obligations are generally eligible to be insured under Mutual Fund Insurance if, at the time of purchase by the ^Fund, they are identified separately or by category in qualitative guidelines furnished by the mutual fund insurer and are in compliance with the aggregate limitations on amounts set forth in such guidelines. Premium variations are based, in part, on the rating of the obligations being insured at the time the ^Fund purchases the obligations. The insurer may prospectively withdraw particular obligations from the classifications of securities eligible for insurance or change the aggregate amount limitation of each issue or category of eligible obligations. The insurer must, however, continue to insure the full amount of the obligations previously acquired which the insurer has indicated are eligible for insurance, so long as they continue to be held by the ^Fund. The qualitative guidelines and aggregate amount limitations established by the insurer from time to time will not necessarily be the same as those the ^Fund would use to govern selection of obligations for the ^Fund. Therefore, from time to time such guidelines and limitations may affect investment decisions in the event the ^Fund's securities are insured by Mutual Fund Insurance.

For Mutual Fund Insurance that terminates upon the sale of the insured security, the insurance does not have any effect on the resale value of such security. Therefore, the ^Fund will generally retain any insured obligations which are in default or, in the judgment of the Investment Adviser, are in significant risk of default and place a value on the insurance. This value will be equal to the difference between the market value of the defaulted insured obligations and the market value of similar obligations which are not in default. As a result, the Investment Adviser may be unable to manage the securities held by the ^Fund to the extent the ^Fund holds defaulted insured obligations, which will limit its ability in certain circumstances to purchase other obligations. While a defaulted insured obligation is held by the ^Fund, the ^Fund will continue to pay the insurance premium thereon but will also collect interest payments from the insurer and retain the right to collect the full amount of principal from the insurer when the insured obligation becomes due. The ^Fund expects that the market value of a defaulted insured obligation covered by Issue Insurance or Secondary Market Insurance will generally be greater than the market value of an otherwise comparable defaulted obligation covered by Mutual Fund Insurance.

The ^Fund may also invest in obligations that are secured by an escrow or trust account which contains securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, that are backed by the full faith and credit of the United States, and sufficient in amount to ensure the payment of interest on and principal of the secured Florida obligation (“collateralized obligations”). Collateralized obligations generally are regarded as having the credit characteristics of the underlying U.S. Government, agency or instrumentality securities. These obligations will not be subject to Issue Insurance, Secondary Market Insurance or Mutual Fund Insurance, but will be considered to be insured obligations for purposes of the ^Fund's policy of investing at least 80% of its net assets in insured obligations (but such obligations shall not constitute more than 15% of the insured portion of the ^Fund).

Principal Insurers. Currently, Municipal Bond Investors Assurance Corporation (“MBIA”), Financial Guaranty Insurance Company (“FGIC”), AMBAC Indemnity Corporation (“AMBAC”), ACA, Radian Asset Assurance (“Radian”), XL Capital Assurance (“XL Capital”), Financial Security Assurance Corp., together with its affiliated insurance companies--Financial Security Assurance International Inc. and Financial Security Assurance of Oklahoma, Inc. (collectively, “FSA”)and CIFG North America (“CIFG NA”), are considered to have a high claims-paying ability and, therefore, are eligible insurers for the

^Fund's obligations. Additional insurers may be added without further notification. The following information concerning these eligible insurers is based upon information provided by such insurers or information filed with certain state insurance regulators. Neither the ^Fund nor the Trust has independently verified such information and make no representations as to the accuracy and adequacy of such information or as to the absence of material adverse changes subsequent to the date thereof.

MBIA is a monoline financial guaranty insurance company created from an unincorporated association (the Municipal Bond Insurance Association), through which its members wrote municipal bond insurance on a several and joint-basis through 1986. On January 5, 1990, MBIA acquired all of the outstanding stock of Bond Investors Group, Inc., the parent of Bond Investors Guaranty Insurance Company (“BIG”), which has subsequently changed its name to MBIA Insurance Corp. of Illinois. Through a reinsurance agreement, BIG ceded all of its net insured risks, as well as its related unearned premium and contingency reserves, to MBIA. MBIA issues municipal bond insurance policies guarantying the timely payment of principal and interest on new municipal bond issues and leasing obligations of municipal entities, secondary market insurance of such instruments and insurance on such instruments held in unit investment trusts and mutual funds. As of December 31, ^2005, MBIA had total assets of approximately $^34.^6 billion ^and ^approximately $^13.^4 billion of claims paying resources. MBIA has a claims-paying ability rating of “AAA” by S&P and “Aaa” by Moody's.

Financial Guaranty Insurance Corporation, a wholly owned subsidiary of FGIC Corporation, which prior to December 18, 2003 was a wholly-owned subsidiary of General Electric Capital Corporation and was sold on that date for approximately $2.18 billion to an investor group consisting of The PMI Group, The Blackstone Group, The Cypress Group and CIVC Partners L.P., is an insurer of municipal securities, including new issues, securities held in unit investment trusts and mutual funds, and those traded on secondary markets. The investors in FGIC Corporation are not obligated to pay the debts of or claims against FGIC. As of December 31, ^2005, FGIC had total assets of approximately $3.^7 billion and approximately

$^4.^2 billion of claims paying resources. FGIC has a claims-paying ability rating of “AAA” by S&P and Fitch, and “Aaa” by Moody's.

AMBAC, a wholly owned subsidiary of AMBAC Inc., is a monoline insurance company whose policies guaranty the payment of principal and interest on municipal obligations issues. As of December 31, ^2005, AMBAC had assets of approximately $^19.^7 billion and claims paying resources of approximately $^12.2 billion. AMBAC has a claims-paying ability rating of “AAA” by S&P and “Aaa” by Moody's.

ACA is a Maryland domiciled financial insurance company. ACA is the primary subsidiary of American Capital Access Holding Inc. ACA carries a single A rating. Total claims paying resources were $^724 million as of ^December 31, 2005, (rated A^) and total assets were $5.8 billion. ACA insures primarily in the municipal and CDO market and acts as the ^manager/originator of CDO issues.

Radian is a wholly owned subsidiary of Radian Group Inc. Radian is rated AA by Standard & Poor’s and Fitch Ratings and provides financial guaranty insurance and reinsurance for debt and asset backed securities. Radian was formerly known as Asset Guarantee Company and was purchased by Radian Group for $518 million in February 2001. As of December 31,

^2005 Radian had assets of $^7.2 billion and claims paying resources of $2.^85 billion.

XL Capital is a new AAA rated financial guarantor and a wholly owned subsidiary of property casualty insurer XL Capital Ltd. XL Capital began transactions in January of 2001 and is rated AAA / Aaa by Moody’s and S&P respectively. XL Financial Assurance guarantees 100% of XL Capital exposure with $^394 million in claims paying ^resources and $954 million in assets as of December 31, 2005.

FSA purchased Capital Guaranty Insurance Company including its book of business and reserves effective December 20, 1995. FSA is a monoline insurer whose policies guaranty the timely payment of principal and interest on new issue and secondary market issue municipal securities transactions, among other financial obligations. As of December 31, ^2005, FSA had total assets of approximately $^22 billion and claims ^paying resources of $5.^7 billion. FSA has a claims-paying ability rating of “AAA” by S&P and “Aaa” by Moody's. On March 14, 2000, Dexia, Europe's largest municipal lender with assets in excess of $230 billion announced that it had signed a definitive agreement providing for the acquisition of FSA Holdings, holding company for FSA, Inc. Dexia acquired the company in the second quarter of 2000, for $2.6 billion in cash, or $76 per share.

CIFG NA is one of two mono-line insurance companies that are wholly-owned by France based CDC IXIS. CIFG NA insures primary and secondary market transactions in North America, primarily in the CDO and municipal market. Moody’s, S&P and Fitch rate the company AAA. As of ^December 31, ^2005, CDC IXIS ^has claims paying resources of $^1 billion and total assets of $^175 million. CIFG NA also has a $220 million capital commitment from parent company CDC IXIS.

APPENDIX ^G

EATON VANCE FUNDS PROXY VOTING POLICY AND PROCEDURES

I. Overview

The Boards of Trustees (the “Boards”) of the Eaton Vance Funds (the “Funds”) recognize that it is their fiduciary responsibility to actively monitor the Funds’ operations. The Boards have always placed paramount importance on their oversight of the implementation of the Funds’ investment strategies and the overall management of the Funds’ investments. A critical aspect of the investment management of the Funds continues to be the effective assessment and voting of proxies relating to the Funds’ portfolio securities. While the Boards will continue to delegate the day-to-day responsibilities relating to the management of the proxy-voting process to the relevant investment adviser or sub-adviser, if applicable, of the Fund (or its underlying portfolio in the case of a master-feeder arrangement), the Boards have determined that it is in the interests of the Funds’ shareholders to adopt these written proxy voting policy and procedures (the “Policy”). For purposes of this Policy the term “Fund” shall include a Fund’s underlying portfolio in the case of a master-feeder arrangement and the term “Adviser” shall mean the adviser to a Fund or its sub-adviser if a sub-advisory relationship exists.

II. Delegation of Proxy Voting Responsibilities

Pursuant to investment advisory agreements between each Fund and its Adviser, the Adviser has long been responsible for reviewing proxy statements relating to Fund investments and, if the Adviser deems it appropriate to do so, to vote proxies on behalf of the Funds. The Boards hereby formally delegate this responsibility to the Adviser, except as otherwise described in this Policy. In so doing, the Boards hereby adopt on behalf of each Fund the proxy voting policies and procedures of the Adviser(s) to each Fund as the proxy voting policies and procedures of the Fund. The Boards recognize that the Advisers may from time to time amend their policies and procedures. The Advisers will report material changes to the Boards in the manner set forth in Section IV below. In addition, the Boards will annually review and approve the Advisers’ proxy voting policies and procedures.

III. Delegation of Proxy Voting Disclosure Responsibilities

^

The Securities and Exchange Commission (the “Commission”) recently enacted certain new reporting requirements for registered investment companies. The Commission’s new regulations require that funds (other than those which invest exclusively in non-voting securities) make certain disclosures regarding their proxy voting activities. The most significant disclosure requirement for the Funds is the duty pursuant to Rule 30b1-4 promulgated under the Investment Company Act of 1940, as amended (the “1940 Act”), to file Form N-PX no later than August 31st of each year beginning in 2004. Under Form N-PX, each Fund will be required to disclose, among other things, information concerning proxies relating to the Fund’s portfolio investments, whether or not the Fund (or its Adviser) voted the proxies relating to securities held by the Fund and how it voted in the matter and whether it voted for or against management.

The Boards hereby delegate to each Adviser the responsibility for recording, compiling and transmitting in a timely manner all data required to be filed on Form N-PX to Eaton Vance Management, which acts as administrator to each of the Funds (the “Administrator”), for each Fund that such Adviser manages. The Boards hereby delegate the responsibility to file Form N-PX on behalf of each Fund to the Administrator.

IV. Conflicts of Interest

The Boards expect each Adviser, as a fiduciary to the Fund(s) it manages, to put the interests of each Fund and its shareholders above those of the Adviser. In the event that in connection with its proxy voting responsibilities a material conflict of interest arises between a Fund’s shareholders and the Fund’s Adviser or the Administrator (or any of their affiliates) or any affiliated person of the Fund, and the Proxy Administrator intends to vote the proxy in a manner inconsistent with the guidelines approved by the Board, the Adviser, to the extent it is aware or reasonably should have been aware of the material conflict, will refrain from voting any proxies related to companies giving rise to such material conflict until it notifies and consults with the appropriate Board(s^), or a committee or sub-committee of such Board concerning the material conflict.

Once the Adviser notifies the relevant Board(s^), committee or sub-committee of the Board, of the material conflict, the Board(s^), committee or sub-committee, shall convene a meeting ^to review and consider all relevant materials related to the proxies involved. In considering such proxies, the Adviser shall make available all materials requested by the ^Board, committee or sub-committee and make reasonably available appropriate personnel to discuss the matter ^upon ^request. The ^Board, committee or sub-committee will instruct the Adviser on the appropriate course of action. If the ^Board, committee or sub-committee is unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund(s) involved, each Adviser will have the right to vote such proxy, provided that it discloses the existence of the material conflict to the ^Board, committee or sub-committee at its next meeting. Any determination regarding the voting of proxies of each Fund that is made by the committee or sub-committee shall be deemed to be a good faith determination regarding the voting of proxies by the full Board.

V. Reports

The Administrator shall make copies of each Form N-PX filed on behalf of the Funds available for the Boards’ review upon the Boards’ request. The Administrator (with input from the Adviser for the relevant Fund(s)) shall also provide any reports reasonably requested by the Boards regarding the proxy voting records of the Funds.

Each Adviser shall annually report any material changes to such Adviser’s proxy voting policies and procedures to the relevant Board(s) and the relevant Board(s) will annually review and approve the Adviser’s proxy voting policies and procedures. Each Adviser shall report any changes to such Adviser’s proxy voting policies and procedures to the Administrator prior to implementing such changes in order to enable the Administrator to effectively coordinate the Funds’ disclosure relating to such policies and procedures.

APPENDIX ^H

EATON VANCE MANAGEMENT BOSTON MANAGEMENT AND RESEARCH PROXY VOTING POLICIES AND PROCEDURES

I. Introduction

Eaton Vance Management, Boston Management and Research and Eaton Vance Investment Counsel (each an “Adviser” and collectively the “Advisers”) have each adopted and implemented policies and procedures that each Adviser believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Advisers’ authority to vote the proxies of their clients is established by their advisory contracts or similar documentation, such as the Eaton Vance Funds Proxy Voting

^Policy and Procedures. These proxy policies and procedures reflect the U.S. Securities and Exchange Commission (“SEC”) requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94 -2 (July 29, 1994)^.

II. Overview

Each Adviser manages its clients’ assets with the overriding goal of seeking to provide the greatest possible return to such clients consistent with governing laws and the investment policies of each client. In pursuing that goal, each Adviser seeks to exercise its clients’ rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities with the principle aim of maintaining or enhancing the companies’ economic value^.

The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval (for example, the election of directors or the approval of a company’s stock option plans for directors, officers or employees). Each Adviser is adopting the formal written ^Guidelines described in detail below and will utilize such ^Guidelines in voting proxies on behalf of its clients. These ^Guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders and to align the interests of management with those of shareholders^.

^

Each Adviser will vote any proxies received by a client for which it has sole investment discretion through a third-party proxy voting service (“Agent”) in accordance with customized policies, as approved by the Boards of Trustees of the Eaton Vance Funds and, with respect to proxies referred back to the Adviser by the Agent pursuant to the Guidelines, in a manner that is reasonably designed to eliminate any potential conflicts of interest, as described more fully below. The Agent is currently Institutional Shareholder Services Inc. Proxies will be voted in accordance with client-specific guidelines and an Eaton Vance Fund’s sub-adviser’s proxy voting policies and procedures, if applicable.

No set of guidelines can anticipate all situations that may arise. In special cases, the Proxy Administrator (the person specifically charged with the responsibility to oversee the Agent and coordinate the voting of proxies referred back to the Adviser by the Agent) may seek insight from the Proxy Group established by the Advisers. The Proxy Group will assist in the review of the Agent’s recommendation when a proxy voting issue is referred to the Proxy Group through the Proxy Administrator. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, may change at the Advisers’ discretion.

III. Roles and Responsibilities

^A. Proxy ^Administrator
^
The Proxy Administrator will assist in the coordination of the voting of each client’s proxy in accordance with the
Guidelines below and the Funds’ Proxy Voting Policy and Procedures. The Proxy Administrator is authorized to direct the Agent to vote a proxy in accordance with the Guidelines. Responsibilities assigned herein to the Proxy
Administrator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ affiliates as are deemed appropriate by the Proxy Group.

B. ^Agent
^
An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, shall be engaged to assist in the voting of proxies. The Agent is currently Institutional Shareholder Services Inc. The Agent is responsible for coordinating with the clients’ custodians and the Advisers to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. The Agent is required to vote and/or refer all proxies in accordance with the Guidelines below. The Agent shall retain a record of all proxy votes handled by the Agent. Such record must reflect all of the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act of 1940. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to an Adviser upon request.

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

C. ^Proxy Group

^

The Adviser shall establish a Proxy Group which shall assist in the review of the Agent’s recommendations when a proxy voting issue has been referred to the Proxy Administrator by the Agent. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, may be amended from time to time at the Advisers’ discretion.

For each proposal referred to the Proxy Group, the Proxy Group will review the (i) Guidelines, (ii) recommendations of the Agent, and (iii) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of the recommendation.

If the Proxy Group recommends a vote in accordance with the Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Administrator to so advise the Agent.

If the Proxy Group recommends a vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, or if the proxy statement relates to a conflicted company of the Agent, as determined by the Advisers, it shall follow the procedures for such voting outlined below.

The Proxy Administrator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event the Proxy Group cannot meet in a timely manner in connection with a voting deadline, the Proxy Administrator shall follow the procedures for such voting outlined below.

IV. ^Proxy Voting Guidelines (“^Guidelines”^)

^
A. General Policies
It shall generally be the policy of the Advisers to take no action on a proxy for which no client holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.
In all cases except those highlighted below, it shall generally be the policy of the Advisers to vote in accordance with the recommendation by the Agent, Institutional Shareholder Services Inc.

When a fund client participates in the lending of its securities and the securities are on loan at the record date, proxies related to such securities generally will not be forwarded to the relevant Adviser by the fund’s custodian and therefore will not be voted. In the event that the Adviser determines that the matters involved would have a material effect on the applicable fund’s investment in the loaned securities, the fund will exercise its best efforts to terminate the loan in time to be able to cast such vote or exercise such consent.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject. The Guidelines relate to the types of proposals that are most frequently presented in proxy statements to shareholders. Absent unusual circumstances, each Adviser will utilize these Guidelines when voting proxies on behalf of its clients. The Guidelines may be revised at any time, provided such revisions are reported to the Boards of Trustees of the Eaton Vance Funds.

B. Proposals Regarding Mergers and Corporate Restructurings

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to Mergers and Corporate Restructurings.

C. Proposals Regarding Mutual Fund Proxies – Disposition of Assets/Termination/Liquidation and Mergers
The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to the Disposition of Assets/Termination/Liquidation and Mergers
contained in mutual fund proxies.

D. Corporate Structure Matters/Anti-Takeover Defenses

As a general matter, the Advisers ^will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible ^transactions (except in the case of closed-end management investment companies).

^

E. ^Social and Environmental Issues

^

The Advisers generally support management on social and environmental proposals.

F. ^Voting Procedures

^

Upon receipt of a referral from the Agent or upon advice from an Eaton Vance investment professional, the Proxy Administrator may solicit additional research from the Agent, as well as from any other source or service.

1. WITHIN-GUIDELINES VOTES: Votes in Accordance with the Guidelines and/or, where applicable, Agent
Recommendation

In the event the Proxy Administrator recommends a vote within Guidelines and/or, where applicable, in accordance with the Agent’s recommendation, the Proxy Administrator will instruct the Agent to vote in this manner.

2. NON-VOTES: Votes in Which No Action is Taken

The Proxy Administrator may recommend that a client refrain from voting under the following circumstances: (i)
if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with securities no longer held in the portfolio of a client or proxies being considered on behalf of a client that is no longer in existence; or (ii) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Administrator may instruct the
Agent not to vote such proxy.

Reasonable efforts shall be made to secure and vote all other proxies for the clients, but, particularly in markets in which shareholders' rights are limited, Non-Votes may also occur in connection with a client's related inability to timely access ballots or other proxy information in connection with its portfolio securities.
Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as provided for herein.

3. OUT-OF-GUIDELINES VOTES: Votes Contrary to Guidelines, or Agent Recommendation, where applicable,
Where No Recommendation is Provided by Agent, or Where Agent's Recommendation is Conflicted

If the Proxy Administrator recommends that a client vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Guidelines are silent, or the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, the Proxy Administrator will forward the Agent’s analysis and recommendation and any research obtained from the Agent or any other source to the Proxy Group. The Proxy
Group may consult with the Agent as it deems necessary. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group. The Adviser will provide a report to the Boards of Trustees of the
Eaton Vance Funds reflecting any votes cast contrary to the Guidelines or Agent Recommendation, as applicable, and shall do so no less than annually.

The Proxy Administrator will maintain a record of all proxy questions that have been referred by the Agent, all applicable recommendations, analysis and research received and any resolution of the matter.

^V. Recordkeeping

The Advisers will maintain records relating to the proxies they vote on behalf of their clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended. Those records will include:

*	^A copy of the Advisers’ proxy voting policies and procedures;
*^
*	Proxy statements received regarding client securities. Such proxy statements received from issuers are either in the SEC’s EDGAR database or are kept by the Agent and are available upon request;

  A record of each vote cast^;
  A copy of any document created by the Advisers that was material to making a decision on how to vote a proxy for a client or that memorializes the basis for such a decision; and
  Each written client request for proxy voting records and the Advisers’ written response to any client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of the Advisers or their Agent for two years after they are created.

^VI.Assessment of Agent and Identification and Resolution of Conflicts with Clients

A. Assessment of Agent
The Advisers shall establish that the Agent (i) is independent from the Advisers, (ii) has resources that indicate it can competently provide analysis of proxy issues, and (iii) can make recommendations in an impartial manner and in the best interests of the clients and, where applicable, their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do so not less than annually as well as prior to engaging the services of any new proxy voting service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent's independence, competence or impartiality.

B. Conflicts of Interest
As fiduciaries to their clients, each Adviser puts the interests of its clients ahead of its own. In order to ensure that relevant personnel of the Advisers are able to identify potential material conflicts of interest, each Adviser will take the following steps:

* Quarterly, the Eaton Vance Legal and Compliance ^Department will seek information from the department heads of each department of the Advisers and of Eaton Vance Distributors, Inc. (“EVD”) (an affiliate of the Advisers and principal underwriter of ^certain Eaton Vance Funds). Each department head will be asked to provide a list of significant clients or prospective clients of the Advisers or EVD. ^
* A representative of the Legal and Compliance ^Department will compile a list of the companies identified (the
“Conflicted Companies”) and provide that list to the Proxy Administrator.
* The Proxy Administrator will compare the list of Conflicted Companies with the names of companies for which he or she ^has ^been referred a proxy ^statement (the “Proxy Companies”). If a Conflicted Company is also a Proxy
Company, the Proxy Administrator will report that fact to the ^Proxy Group.
*^
* ^If the Proxy Administrator expects to instruct the Agent to vote the proxy of the Conflicted Company strictly according to the ^Guidelines contained in these Proxy Voting Policies and Procedures (the “Policies”^) or the
recommendation of the Agent, as applicable, he or she will (i) inform the ^Proxy Group of that fact, (ii) instruct the Agent to vote the proxies and (iii) record the existence of the material conflict and the resolution of the matter.
*^
* If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines contained herein or the recommendation of the Agent, as applicable, the Proxy Group, in consultation with Eaton
Vance senior management, will then determine if a material conflict of interest exists between the relevant
Adviser and its clients. If the Proxy Group, in consultation with Eaton Vance senior management, determines that a material conflict exists, prior to instructing the Agent to vote any proxies relating to these Conflicted
Companies the Adviser will seek instruction on how the proxy should be voted from:
* The client, in the case of an individual or corporate client^;
* In the case of a Fund, its board of directors, or any committee or sub-committee identified by the board; ^or
* The adviser, in situations where the Adviser acts as a sub-adviser to such adviser^.

The Adviser will provide all reasonable assistance to each party to enable such party to make an informed decision.

If the client, ^Fund board or adviser, as the case may be, fails to instruct the Adviser on how to vote the proxy, the Adviser will generally instruct the Agent, through the Proxy Administrator, to abstain from voting in order to avoid the appearance of impropriety. If however, the failure of the Adviser to vote its clients’ proxies would have a material adverse economic impact on the Advisers’ clients’ securities holdings in the Conflicted Company, the Adviser may instruct the Agent, through the Proxy Administrator, to vote such proxies in order to protect its clients’ interests. In either case, the Proxy

Administrator will record the existence of the material conflict and the resolution of the matter.

^The Advisers shall also identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations. Such information shall include, but is not limited to, a monthly report from the Agent detailing the Agent’s Corporate Securities Division clients and related revenue data. The Advisers shall review such information on a monthly basis. The Proxy Administrator shall instruct the Agent to refer any proxies for which a material conflict of the Agent is deemed to be present to the Proxy Administrator. Any such proxy referred by the Agent shall be referred to the Proxy Group for consideration accompanied by the Agent’s written analysis and voting recommendation. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

STATEMENT OF ADDITIONAL INFORMATION ^June 1, 2006

Eaton Vance High Yield Municipals Fund

The Eaton Vance Building 255 State Street Boston, Massachusetts 02109 1-800-262-1122

This Statement of Additional Information (“SAI”) provides general information about the Fund. The Fund is a diversified, open-end management investment company. The Fund is a series of Eaton Vance Municipals Trust II (the “Trust”). Capitalized terms used in this SAI and not otherwise defined have the meanings given to them in the prospectus. This SAI contains additional information about:

	Page		Page
Strategies and Risks	^ 2	Purchasing and Redeeming Shares	^17
Investment Restrictions	^ 8	Sales Charges	^18
Management and Organization	^ 9	Performance	^21
Investment Advisory and Administrative Services	^14	Taxes	^22
Other Service Providers	^17	Portfolio Securities Transactions	^25
Calculation of Net Asset Value	^17	Financial Statements	^27

Appendix A: Class A Fees, Performance and Ownership	^28	Appendix D: Ratings	^34
Appendix B: Class B Fees, Performance and Ownership	^30	Appendix E: Eaton Vance Funds Proxy Voting Policy and Procedures	^38
Appendix C: Class C Fees, Performance and Ownership	^32	Appendix F: Adviser Proxy Voting Policies and Procedures	^40

This SAI is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the Fund’s prospectus dated June 1, 2006, as supplemented from time to time, which is incorporated herein by reference. This SAI should be read in conjunction with the prospectus, which may be obtained by calling 1-800-225-6265.

© ^2006 Eaton Vance Management

The following defined terms may be used herein: “SEC” for the Securities and Exchange Commission; “CFTC” for the Commodities Futures Trading Commission; “Code” for the Internal Revenue Code of 1986, as amended; “1940 Act” for the Investment Company Act of 1940, as amended; and “NASD” for the National Association of Securities Dealers, Inc.

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STRATEGIES AND RISKS

Primary strategies are defined in the prospectus. The following is a description of the various investment practices that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. The investment adviser(s) may not buy any of the following instruments or use any of the following techniques unless it believes that doing so will help achieve the investment objective(s).

Municipal Obligations. Municipal obligations are issued to obtain funds for various public and private purposes. Municipal obligations include bonds as well as tax-exempt commercial paper, project notes and municipal notes such as tax, revenue and bond anticipation notes of short maturity, generally less than three years. While most municipal bonds pay a fixed rate of interest ^semiannually in cash, there are exceptions. Some bonds pay no periodic cash interest, but rather make a single payment at maturity representing both principal and interest. Bonds may be issued or subsequently offered with interest coupons materially greater or less than those then prevailing, with price adjustments reflecting such deviation.

In general, there are three categories of municipal obligations, the interest on which is exempt from federal income tax and is not a tax preference item for purposes of the AMT: (i) certain “public purpose” obligations (whenever issued), which include obligations issued directly by state and local governments or their agencies to fulfill essential governmental functions; (ii) certain obligations issued before August 8, 1986 for the benefit of non-governmental persons or entities; and (iii) certain “private activity bonds” issued after August 7, 1986 which include “qualified Section 501(c)(3) bonds” or refundings of certain obligations included in the second category. In assessing the federal income tax treatment of interest on any municipal obligation, the Fund will rely on an opinion of the issuer’s counsel (when available) and will not undertake any independent verification of the basis for the opinion.

Interest on certain “private activity bonds” issued after August 7, 1986 is exempt from regular federal income tax, but such interest (including a distribution by the Fund derived from such interest) is treated as a tax preference item which could subject the recipient to or increase the recipient’s liability for the AMT. For corporate shareholders, the Fund’s distributions derived from interest on all municipal obligations (whenever issued) are included in “adjusted current earnings” for purposes of the AMT as applied to corporations (to the extent not already included in alternative minimum taxable income as income attributable to private activity bonds).

The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public ^projects, including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate and amount.

Revenue bonds are generally secured by the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water, sewer and solid waste disposal systems; highways, bridges and tunnels; port, airport and parking facilities; transportation systems; housing facilities, colleges and universities and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may be used to make principal and interest payments on the issuer’s obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state’s ability (without legal obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are normally secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority’s obligations. Such payments are usually subject to annual appropriations by the state or locality. Industrial development and pollution control bonds, although nominally issued by municipal authorities, are in most cases revenue bonds and are generally not secured by the taxing power of the municipality, but are usually secured by the revenues derived by the authority from payments of the industrial user or users. The Fund may on occasion acquire revenue bonds which carry warrants or similar rights covering equity securities. Such warrants or rights may be held

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indefinitely, but if exercised, the Fund anticipates that it would, under normal circumstances, dispose of any equity securities so acquired within a reasonable period of time.

The obligations of any person or entity to pay the principal of and interest on a municipal obligation are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of adverse economic conditions (including unforeseen financial events, natural disasters and other conditions that may affect an issuer’s ability to pay its obligations), litigation or other ^conditions, the power or ability of any person or entity to pay when due principal of and interest on a municipal obligation may be materially affected or interest and principal previously paid may be required to be refunded. There have been recent instances of defaults and bankruptcies involving municipal obligations which were not foreseen by the financial and investment communities. The Fund will take whatever action it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of either the issuer of any municipal obligation or of the underlying source of funds for debt service. Such action may include retaining the services of various persons or firms (including affiliates of the investment adviser) to evaluate or protect any real estate, facilities or other assets securing any such obligation or acquired by the Fund as a result of any such event, and the Fund may also manage (or engage other persons to manage) or otherwise deal with any real estate, facilities or other assets so acquired. The Fund anticipates that real estate consulting and management services may be required with respect to properties securing various municipal obligations in its portfolio or subsequently acquired by the Fund. The Fund will incur additional expenditures in taking protective action with respect to portfolio obligations in (or anticipated to be in) default and assets securing such obligations.

The yields on municipal obligations will be dependent on a variety of factors, including purposes of issue and source of funds for repayment, general money market conditions, general conditions of the municipal bond market, size of a particular offering, maturity of the obligation and rating of the issue. The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of the municipal obligations which they undertake to rate. It should be emphasized, however, that ratings are based on judgment and are not absolute standards of quality. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. In addition, the market price of such obligations will normally fluctuate with changes in interest rates, and therefore the net asset value of the Fund will be affected by such changes.

State and Sector Concentration. The Fund may invest 25% or more of its total assets in municipal obligations whose issuers are located in the same state or in municipal obligations in certain sectors. Municipal obligations of issuers located in a single state may be adversely affected by economic developments (including insolvency of an issuer) and by legislation and other governmental activities in that state. There could be economic, business or political developments or court decisions that adversely affect all municipal obligations in the same sector. In particular, investments in revenue bonds might involve (without limitation) the following risks.

Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. Among the influences affecting a hospital’s gross receipts and net income available to service its debt are demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding and possible federal legislation limiting the rates of increase of hospital charges.

Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by safety and environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, and in achieving timely and adequate rate relief from regulatory commissions, effects of energy conservation and limitations on the capacity of the capital market to absorb utility debt.

Industrial development bonds (“IDBs”) are normally secured only by the revenues from the project and not by state or local government tax payments, they are subject to a wide variety of risks, many of which relate to the nature of the specific project. Generally, IDBs are sensitive to the risk of a slowdown in the economy.

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Standard tobacco bonds are secured by a single source of revenue, installment payments made by tobacco companies stemming from the settlement of lawsuits brought against them by various states (the “Master Settlement Agreement”). Appropriation backed tobacco bonds are supported by the same Master Settlement Agreement payments as standard tobacco bonds, but are also subject to a state’s pledge to appropriate funds in its annual budget for debt service if Master Settlement Agreement revenues are insufficient. Escrowed tobacco bonds no longer rely on Master Settlement Agreement

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revenue as security, and are backed by a variety of government securities. These payments are not generally fixed but rather are tied to the volume of the company’s U.S. sales of cigarettes. Tobacco bonds are subject to several risks, including the risk that cigarette consumption declines or that a tobacco company defaults on its obligation to make payments to the state.

In addition, with respect to the airline industry, there are a number of major carriers that are experiencing significant operation problems. These problems include, but are not limited to, bankruptcy filings, competition from low cost carriers, labor and union conflicts, increasing costs associated with terrorism, increasing jet fuel prices and decreasing yields per passenger. ^Several major airlines are currently in bankruptcy, and additionally, recent court rulings associated with the United Airlines bankruptcy have been split on determining whether certain special facility “lease-backed” debt issuances are considered loans and not leases, significantly impacting the return potential of “lease-backed” airline bonds if the rulings stand.

Credit Quality. Lower rated and comparable unrated municipal obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to greater price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated municipal obligations are also more likely to react to real or perceived developments affecting market and credit risk than are more highly rated obligations, which react primarily to movements in the general level of interest rates.

The inability (or perceived inability) of issuers to make timely payment of Fund and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values the Fund has placed on such securities. In the absence of a liquid trading market for securities held by it, the Fund may be unable at times to establish the fair market value of such securities. The rating assigned to a security by a rating agency does not reflect an assessment of the volatility of the security’s market value of the liquidity of an investment in the security. Credit ratings are based largely on the issuer’s historical financial condition and the rating agency’s investment analysis at the time of rating, and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. Credit quality in the high yield, high risk municipal bond market can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular high yield security. See “Portfolio of Investments” in the “Financial Statements” incorporated by reference into this SAI with respect to any defaulted obligations held by the Fund.

When the Fund invests in lower rated or unrated municipal obligations, the achievement of the Fund’s goals is more dependent on the investment adviser’s ability than would be the case if the Fund were investing in municipal obligations in the higher rating categories. In evaluating the credit quality of a particular issue, whether rated or unrated, the investment adviser may take into consideration, among other things, the financial resources of the issuer (or, as appropriate, of the underlying source of funds for debt service), its sensitivity to economic conditions and trends, any operating history of and the community support for the facility financed by the issue, the ability of the issuer’s management and regulatory matters. The investment adviser may also purchase structured derivative products with greater or lesser credit risk than the underlying bonds. Such bonds may be rated investment grade, as well as below investment grade. For a description of municipal bond ratings, see Appendix D.

Municipal Leases. The Fund may invest in municipal leases and participations therein, which arrangements frequently involve special risks. Municipal leases are obligations in the form of a lease, installment purchase or conditional sales contract (which typically provide for the title to the leased asset to pass to the governmental issuer) which is issued by state or local governments to acquire equipment and facilities. Interest income from such obligations is generally exempt from local and state taxes in the state of issuance. “Participations” in such leases are undivided interests in a portion of the total obligation. Participations entitle their holders to receive a pro rata share of all payments under the lease. The obligation of the issuer to meet its obligations under such leases is often subject to the appropriation by the appropriate legislative body, on an annual or other basis, of funds for the payment of the obligations. Investments in municipal leases are thus subject to the risk that the legislative body will not make the necessary appropriation and the issuer will not otherwise be willing or able to meet its obligation.

Certain municipal lease obligations owned by the Fund may be deemed illiquid for the purpose of the Fund’s 15% limitation on investments in illiquid securities, unless determined by the investment adviser, pursuant to guidelines adopted by the Trustees, to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations, the investment adviser will consider ^the factors it believes are relevant to the marketability of ^the obligation, to the extent that information regarding such factor is available to the investment adviser and pertinent to the liquidity determination, which may include: (1) the willingness of dealers to bid for the obligation; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades and

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quotes for the obligation; ^(4) the nature of the marketplace trades, including the time needed to dispose of the obligation, the method of soliciting offers, and the mechanics of transfer^; (5) the willingness of the ^governmental issuer to continue to ^appropriate funds for the payment of the ^obligation; (6) how likely or remote an event of nonappropriation may be, which depends in varying degrees on a variety of factors, including those relating to the general creditworthiness of the governmental issuer, its dependence on its continuing access to the credit markets, and the importance to the issuer of the equipment, property or facility covered by the lease or ^contract; (7) the ^rating, if any, ^assigned to the ^obligation and/ or the ^governmental issuer by any nationally recognized statistical rating organization; (8) whether the obligation ^is insured as to the ^timely payment of principal and interest; and (9) all factors and information unique to the obligation ^in determining its liquidity. In the event the Fund acquires an unrated municipal lease obligation, the investment adviser will be responsible for determining the credit quality of such obligation on an ongoing basis, including an assessment of the likelihood that the lease may or may not be cancelled.

Zero Coupon Bonds. Zero coupon bonds are debt obligations which do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. The Fund is required to accrue income from zero coupon bonds on a current basis, even though it does not receive that income currently in cash, and the Fund is required to distribute that income for each taxable year. Thus, the Fund may have to sell other investments to obtain cash needed to make income distributions.

When-Issued Securities. New issues of municipal obligations are sometimes offered on a “when-issued” basis, that is, delivery and payment for the securities normally take place within a specified number of days after the date of the Fund’s commitment and are subject to certain conditions such as the issuance of satisfactory legal opinions. The Fund may also purchase securities on a when-issued basis pursuant to refunding contracts in connection with the refinancing of an issuer’s outstanding indebtedness. Refunding contracts generally require the issuer to sell and the Fund to buy such securities on a settlement date that could be several months or several years in the future. The Fund may also purchase instruments that give the Fund the option to purchase a municipal obligation when and if issued.

The Fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but may sell such securities before the settlement date if it is deemed advisable as a matter of investment strategy. The payment obligation and the interest rate that will be received on the securities are fixed at the time the Fund enters into the purchase commitment. When the Fund commits to purchase a security on a when-issued basis it records the transaction and reflects the value of the security in determining its net asset value. Securities purchased on a when-issued basis and the securities held by the Fund are subject to changes in value based upon the perception of the creditworthiness of the issuer and changes in the level of interest rates (i.e., appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent that the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be greater fluctuations in the Fund’s net asset value than if it solely set aside cash to pay for when-issued securities.

Credit Derivatives. The Fund may invest in credit default swaps, total return swaps or credit options. In a credit default swap, the buyer of credit protection (or seller of credit risk) agrees to pay the counterparty a fixed, periodic premium for a specified term. In return, the counterparty agrees to pay a contingent payment to the buyer in the event of an agreed upon credit occurrence with respect to a particular reference entity. In a total return swap, the buyer receives a periodic return equal to the total economic return of a specified security, securities or index, for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short term interest rates, possibly plus or minus an agreed upon spread. Credit options are options whereby the purchaser has the right, but not the obligation, to enter into a transaction involving either an asset with inherent credit risk or a credit derivative, at terms specified at the initiation of the option. Transactions in derivative instruments involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, indices, the other financial instruments’ prices or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. Derivative instruments may sometimes increase or leverage exposure to a particular market risk, thereby increasing price volatility.

Redemption, Demand and Put Features and Put Options. Issuers of municipal obligations reserve the right to call (redeem) the bond. If an issuer redeems securities held by the Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed. Also, some bonds may have “put” or “demand” features that allow early redemption by the bondholder. Longer term fixed-rate bonds may give the holder a right to request redemption at certain times (often annually after the lapse of an intermediate term). These bonds are more defensive than conventional long term bonds (protecting to some degree against a rise in

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interest rates) while providing greater opportunity than comparable intermediate term bonds, because the Fund may retain the bond if interest rates decline.

Liquidity and Protective Put Options. The Fund may enter into a separate agreement with the seller of the security or some other person granting the Fund the right to put the security to the seller thereof or the other person at an agreed upon price. The Fund intends to limit this type of transaction to institutions (such as banks or securities dealers) which the investment adviser believes present minimal credit risks and would engage in this type of transaction to facilitate portfolio liquidity or (if the seller so agrees) to hedge against rising interest rates. There is no assurance that this kind of put option will be available to the Fund or that selling institutions will be willing to permit the Fund to exercise a put to hedge against rising interest rates. The Fund does not expect to assign any value to any separate put option which may be acquired to facilitate portfolio liquidity, inasmuch as the value (if any) of the put will be reflected in the value assigned to the associated security; any put acquired for hedging purposes would be valued in good faith under methods or procedures established by the Trustees after consideration of all relevant factors, including its expiration date, the price volatility of the associated security, the difference between the market price of the associated security and the exercise price of the put, the creditworthiness of the issuer of the put and the market prices of comparable put options. Interest income generated by certain bonds having put or demand features may be taxable.

OTC Options. The Fund may enter into an agreement with a potential buyer of a municipal obligation that gives the buyer the right, but not the obligation, to purchase a municipal obligation held by the Fund at a particular price in the future and is commonly referred to as an over-the-counter option or OTC option. Such agreements will be entered solely to help facilitate the selling of municipal obligations, for instance, if the buyer wishes to lock in a price for a particular municipal obligation subject to performing due diligence on the issue or issuer. The buyer may not pay a premium for such option. The Fund may enter into such arrangements on up to 5% of the value of such Fund’s assets. There is a risk that the value of a municipal obligation underlying an option may appreciate above the value that the buyer has agreed to pay for the municipal obligation and therefore the Fund would not be entitled to the appreciation above such price.

Variable Rate Obligations. The Fund may purchase variable rate obligations. Variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, ^semiannually, etc.). The revised rates are usually set at the issuer’s discretion in which case the investor normally enjoys the right to “put” the security back to the issuer or his agent. Rate revisions may alternatively be determined by formula or in some other contractual fashion. Variable rate obligations normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest and which are frequently secured by letters of credit or other support arrangements provided by banks. To the extent that such letters of credit or other arrangements constitute an unconditional guarantee of the issuer’s obligations, a bank may be treated as the issuer of a security for the purposes of complying with the diversification requirements set forth in Section 5(b) of the 1940 Act and Rule 5b-2 thereunder. The Fund would anticipate using these bonds as cash equivalents pending longer term investment of its funds.

Inverse Floaters. The Fund may invest in municipal securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index (“inverse floaters”). An investment in inverse floaters may involve greater risk than an investment in a fixed rate bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value and income of an inverse floater is generally more volatile than that of a fixed rate bond. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to a portfolio when short-term interest rates rise, and increase the interest paid to the Fund when short-term interest rates fall. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively volatile. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline. Shifts in long-term interest rates may, however, alter this tendency. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time. Inverse floaters are leveraged because they provide two or more dollars of bond market exposure for every dollar invested.

Under certain circumstances, the Fund may enter into a so-called shortfall and ^forbearance agreement with the sponsor of an inverse floater held by the Fund. Such agreements commit the Fund to reimburse the sponsor of such inverse floater, upon the termination of the trust issuing the inverse floater, the difference between the liquidation value of the underlying security (which is the basis of the inverse floater) and the principal amount due to the holders of the floating rate security issued in conjunction with the inverse floater. Under the standard terms of an inverse floater, the Fund would not be required to make such a reimbursement. If the Fund chooses not to enter into such an agreement, the inverse floater will be terminated and the Fund may incur a loss. Although entering into such an agreement exposes the Fund to the risk that

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it may have to make a reimbursement of the type described above, the Fund can receive higher interest payments than it would under a typical inverse floater and would be able to defer recognizing a loss on the inverse floater covered by the shortfall and ^forbearance agreement.

Interest Rate Swaps and Forward Rate Contracts. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments. The Fund will only enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund may also enter forward rate contracts. Under these contracts, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates. If the lock rate exceeds the interest rate on the settlement date, the seller pays the buyer the difference between the two rates. Any such gain received by the Fund would be taxable.

If the other party to an interest rate swap or forward rate contract defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of the Fund’s obligations over its entitlements will be maintained in a segregated account by the Fund’s custodian. The Fund will not enter into any interest rate swap or forward rate contract unless the claims-paying ability of the other party thereto is considered to be investment grade by the investment adviser. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. These instruments are traded in the over-the-counter market.

Illiquid Obligations. At times, a substantial portion of the Fund’s assets may be invested in securities as to which the Fund, by itself or together with other accounts managed by the investment adviser and its affiliates, holds a major portion or all of such securities. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when the investment adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value. Illiquid securities may also include those legally restricted as to resale, and securities eligible for resale pursuant to Rule 144A thereunder. Rule 144A securities may be treated as liquid securities if the investment adviser determines that such treatment is warranted. Even if determined to be liquid, holdings of these securities may increase the level of Fund illiquidity if eligible buyers become uninterested in purchasing them.

The secondary market for some municipal obligations issued within a state (including issues which are privately placed with the Fund) is less liquid than that for taxable debt obligations or other more widely traded municipal obligations. The Fund will not own illiquid securities if more than 15% of its net assets would be invested in securities that are not readily marketable. No established resale market exists for certain of the municipal obligations in which the Fund may invest. The market for obligations rated below investment grade is also likely to be less liquid than the market for higher rated obligations. As a result, the Fund may be unable to dispose of these municipal obligations at times when it would otherwise wish to do so at the prices at which they are valued.

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Futures Contracts and Options on Futures Contracts. A change in the level of interest rates may affect the value of the securities held by the Fund (or of securities that the Fund expects to purchase). To hedge against changes in rates or as a substitute for the purchase of securities, the Fund may enter into (i) futures contracts for the purchase or sale of debt securities and (ii) futures contracts on securities indices. All futures contracts entered into by the Fund are traded on exchanges or boards of trade that are licensed and regulated by the CFTC and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant exchange. The Fund may purchase and write call and put options on futures contracts which are traded on a United States exchange or board of trade. The Fund will be required, in connection with transactions in futures contracts and the writing of options on futures, to make margin deposits, which will be held by the ^futures commission merchant through whom the Fund engages in such futures and options transactions.

Some futures contracts and options thereon may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit transactions in an exchange-traded instrument, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

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The Fund will engage in futures and related options transactions for either hedging or non-hedging purposes. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. The Fund will engage in transactions in futures and related options contracts only to the extent such transactions are consistent with the requirements of the Code, for maintaining qualification of the Fund as a regulated investment company for federal income tax purposes. The Fund has claimed an exclusion from the definition of a Commodity Pool Operator (“CPO”) under the Commodity Exchange Act and therefore are not subject to registration or regulation as a CPO.

Asset Coverage. To the extent required by SEC guidelines, the Fund will only engage in transactions that expose it to an obligation to another party if it owns either (1) an offsetting (“covered”) position for the same type of financial asset, or (2) cash or liquid securities, segregated with its custodian, with a value sufficient at all times to cover its potential obligations not covered as provided in (1). Assets used as cover or segregated with the custodian cannot be sold while the position(s) requiring cover is open unless replaced with other appropriate assets. As a result, if a large portion of assets is segregated or committed as cover, it could impede portfolio management or the ability to meet redemption requests or other current obligations.

Temporary Investments. ^Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. Government obligations. These securities may be subject to federal income, state income and/or other taxes.

Portfolio Turnover. The Fund may sell (and later purchase) securities in anticipation of a market decline (a rise in interest rates) or purchase (and later sell) securities in anticipation of a market rise (a decline in interest rates). The Fund cannot accurately predict its portfolio turnover rate, but it is anticipated that the annual portfolio turnover rate will generally not exceed 100% (excluding turnover of securities having a maturity of one year or less). A 100% annual turnover rate could occur, for example, if all the securities held by the Fund were replaced once in a period of one year. A high turnover rate (100% or more) necessarily involves greater expenses to the Fund.

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Diversified Status. The Fund is a “diversified” investment company under the 1940 Act. This means that with respect to 75% of its total assets (1) it may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government obligations) and (2) it may not own more than 10% of the outstanding voting securities of any one ^issuer (which generally is inapplicable because debt obligations are not voting securities). With respect to no more than 25% of its total assets, investments are not subject to the foregoing restrictions.

INVESTMENT RESTRICTIONS

The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of the outstanding shares of the Fund. Accordingly, the Fund may not:

(1)	Borrow money or issue senior securities except as permitted by the 1940 Act;

(2)	Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin;

(3)	Underwrite or participate in the marketing of securities of others, except insofar as it may technically be deemed to be an underwriter in selling a portfolio security under circumstances which may require the registration of the same under the Securities Act of 1933;

(4)	Purchase or sell real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate;

(5)	Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities; or

(6)	Make loans to any person except by (a) the acquisition of debt instruments and making portfolio investments, (b) entering into repurchase agreements and (c) lending portfolio securities.

In connection with Restriction (1) above, the 1940 Act currently permits investment companies to borrow money so long as there is 300% asset coverage of the borrowing (i.e., borrowings do not exceed one-third of the investment company’s

8

total assets after subtracting liabilities other than the borrowings). There is no current intent to borrow money, except for the limited purposes described in the prospectus.

Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

The following nonfundamental investment policies have been adopted by the Fund. A nonfundamental investment policy may be changed by the Trustees with respect to the Fund without approval by the Fund’s shareholders. The Fund will not:

  make short sales of securities or maintain a short position, unless at all times when a short position is open (i) it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short or (ii) it holds in a segregated account cash or other liquid securities (to the extent required under the 1940 Act) in an amount equal to the current market value of the securities sold short, and unless not more than 25% of its net assets (taken at current value) is held as collateral for such sales at any one time; or
  invest more than 15% of net assets in investments which are not readily marketable, including restricted securities and repurchase agreements maturing in more than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued pursuant to Section 4(2) of said Act that the Board of Trustees, or its delegate, determines to be liquid. Any such determination by a delegate will be made pursuant to procedures adopted by the Board. When investing in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

The Fund will not invest 25% or more of its total assets in any one industry. For purposes of the foregoing policy, securities of the U.S. Government, its agencies, or instrumentalities are not considered to represent industries. Municipal obligations backed by the credit of a governmental entity are also not considered to represent industries. However, municipal obligations backed only by the assets and revenues of non-governmental users may for this purpose be deemed to be issued by such non-governmental users. The foregoing 25% limitation would apply to these issuers. As discussed in the prospectus and this SAI, the Fund may invest more than 25% of its total assets in certain economic sectors, such as revenue bonds, housing, hospitals and other health care facilities, utilities and industrial development bonds. The Fund reserves the right to invest more than 25% of total assets in each of these sectors.

For purposes of the Fund’s investment restrictions and diversification status, the determination of the “issuer” of ^any obligation, including inverse floaters, will be made by the Fund’s investment adviser on the basis of the characteristics of the obligation and other relevant factors, the most significant of which is the source of funds committed to meeting interest and principal payments of such obligations.

Whenever an investment policy or investment restriction set forth in the prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset, or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the acquisition by the Fund of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service (or as determined by the investment adviser if the security is not rated by a rating agency), will not compel the Fund to dispose of such security or other asset. However, the Fund must always be in compliance with the borrowing policy and limitation on investing in illiquid securities set forth above. If a sale of securities is required to comply with the 15% limit on illiquid securities, such sales will be made in an orderly manner with consideration of the best interests of shareholders.

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of the Trust are responsible for the overall management and supervision of the affairs of the Trust. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used in this SAI, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance Inc. and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of Eaton Vance and BMR. EVD is the principal underwriter of the ^Fund (see "Principal Underwriter" under "Other Service Providers"). Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with Eaton Vance listed below.

9

^
Number of Portfolios
in Fund Complex
Name and	Position(s) ^with	Term of Office and	^Principal Occupation(s)	Overseen By	^Other
^Date of Birth	the Trust^	^Length of Service	During Past Five Years	^Trustee(1)	Directorships Held

Interested Trustee

JAMES B. HAWKES 11/9/41	Vice President and Trustee	Vice President and Trustee of the Trust since 1993	^Chairman and Chief Executive Officer of EVC, BMR, Eaton ^Vance ^and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of ^166 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, Eaton Vance, EVC and EV, which are affiliates of the Trust.	^166	Director of EVC

Noninterested Trustees

BENJAMIN C. ESTY 1/2/63	Trustee	Since 2005	^Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	^166	None

SAMUEL L. HAYES, III 2/23/35	Chairman of the Board and Trustee	Trustee of the Trust since 1993 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunication services company).	^166	Director of Tiffany & Co. (specialty retailer^)

WILLIAM H. PARK 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2005). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (^2002-2005). Formerly, Executive Vice President and Chief
			Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).^	^166	None

RONALD A. PEARLMAN 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center. ^	^166	None

NORTON H. REAMER 9/21/35	Trustee	^Since 1993	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of
Berkshire Capital Corporation (investment banking firm) (2002-
			2003). ^	^166	None

LYNN A. STOUT 9/14/57	Trustee	Since 1998	Professor of Law, University of California at Los Angeles School of Law (since July 2001). Formerly, Professor of Law, Georgetown University Law Center.	^166	None

RALPH F. VERNI 1/26/43	Trustee	^Since 2005	^ Consultant and private investor.^	^166	Director of W.P. Carey & Company LLC (manager of real estate investment trusts)

(1)Includes both master and feeder funds in a master-feeder structure.

^

Principal Officers who are not Trustees

Name and	Position(s) ^with	^Term of ^Office and
Date of Birth	^the Trust	^Length of Service^	Principal Occupation(s) During Past Five Years

^
^
CYNTHIA J. CLEMSON 3/2/63	President	Since 2005*	Vice President of Eaton Vance and BMR. Officer of ^86 registered investment companies managed by Eaton Vance or BMR.

10

WILLIAM H. AHERN, JR. 7/28/59	Vice President	Since 2004	Vice President of Eaton Vance and BMR. Officer of 71 registered investment companies managed by Eaton Vance or BMR.

CRAIG R. BRANDON 12/21/66	Vice President	Since 2004	Vice President of Eaton Vance and BMR. Officer of 44 registered investment companies managed by Eaton Vance or BMR.

^

ROBERT B. MACINTOSH 1/22/57	Vice President	Since 1993	Vice President of Eaton Vance and BMR. Officer of ^86 registered investment companies managed by Eaton Vance or BMR.

^
THOMAS M. METZOLD 8/3/58	Vice President	Since 1995	Vice President of Eaton Vance and BMR. Officer of ^43 registered investment companies managed by Eaton Vance or BMR.

BARBARA E. CAMPBELL 6/19/57	Treasurer	Since 2005*	Vice President of Eaton Vance and BMR. Officer of 166 registered investment companies managed by Eaton Vance or BMR.

^

ALAN R. DYNNER 10/10/40	Secretary	Since 1997	Vice President, Secretary and Chief Legal Officer of BMR, Eaton Vance, EVD, EV and EVC. Officer of ^166 registered investment companies managed by Eaton Vance or BMR.

^
^

PAUL M. O’NEIL 7/11/53	Chief Compliance Officer	Since 2004	Vice President of Eaton Vance and BMR. Officer of ^166 registered investment companies managed by Eaton Vance or BMR.

*Prior to 2005, Ms. Clemson served as Vice President of the Trust since 2004 and Ms. Campbell served as Assistant Treasurer since 1993.

The Board of Trustees of the Trust have several standing Committees, including the Governance Committee, the Audit Committee and the Special Committee. The Governance, the Audit and the Special Committees are each comprised of only noninterested Trustees. ^

Messrs. ^Esty, Hayes, Park, Pearlman, Reamer and Verni and Ms. Stout are members of the Governance Committee of the Board of Trustees of the Trust and the Portfolio. Ms. Stout currently serves as chairperson of the Governance Committee. The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Board of Trustees with respect to the structure, membership and operation of the Board of Trustees and the Committees thereof, including the nomination and selection of noninterested Trustees and a Chairperson of the Board of Trustees and the compensation of such persons. During the fiscal year ended ^January 31, 2006, the Governance Committee convened ^six times.

The Governance Committee will, when a vacancy exists or is anticipated, consider any nominee for noninterested Trustee recommended by a shareholder if such recommendation is submitted in writing to the Governance Committee, contains sufficient background information concerning the candidate, including evidence the candidate is willing to serve as a noninterested Trustee if selected for the position, and is received in a sufficiently timely manner.

Messrs. Reamer (Chairman), Hayes, Park, Verni and Ms. Stout are members of the Audit Committee of the Board of Trustees of the Trust. and the Portfolio. The Board of Trustees has designated Messrs. Hayes, Park and Reamer, each a noninterested Trustee, as audit committee financial experts. The Audit Committee’s purposes are to (i) oversee the Fund’s accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers; (ii) oversee or, as appropriate, assist Board oversight of the quality and integrity of the Fund’s financial statements and the independent audit thereof; (iii) oversee, or, as appropriate, assist Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; (iv) approve prior to appointment the engagement and, when appropriate, replacement of the independent registered public accounting firm, and, if applicable, nominate the independent registered public accounting firm to be proposed for shareholder ratification in any proxy statement of a Fund; (v) evaluate the qualifications, independence and performance of the independent registered public accounting firm and the audit partner in charge of leading the audit; and (vi) prepare, as necessary, audit committee reports consistent with the requirements of Rule 306 of Regulation S-K for inclusion in the proxy statement of a Fund. During the fiscal year ended ^January 31, 2006, the Audit Committee convened ^four times.

11

Messrs. Hayes (Chairman), Esty, Park, Pearlman and Reamer are currently members of the Special Committee of the Board of Trustees of the Trust. ^The purposes of the Special Committee are to consider, evaluate and make recommendations to the Board of Trustees concerning the following matters: (i) contractual arrangements with each service provider to the Fund, including advisory, sub-advisory, transfer agency, custodial and fund accounting, distribution services and administrative services; (ii) any and all other matters in which any service provider (including Eaton Vance or any affiliated entity thereof) has an actual or potential conflict of interest with the interests of the Fund or investors therein; and (iii) any other matter appropriate for review by the noninterested Trustees, unless the matter is within the responsibilities of the Audit Committee or the Governance Committee. ^During the fiscal year ended January 31, 2006, the Special Committee ^convened eight times.

^

Share Ownership. The following table shows the dollar range of equity securities beneficially owned by each Trustee in the Fund and in all Eaton Vance Funds overseen by the Trustee as of December 31, 2005. Interests in the Portfolio cannot be purchased by a Trustee.^

Aggregate Dollar Range of Equity
Securities Owned in All Registered
	Dollar Range of Equity Securities	Funds Overseen by Trustee in the
Name of Trustee	Owned in the Fund	Eaton Vance Fund Complex

Interested Trustee
James B. Hawkes	None	over $100,000

Noninterested Trustees
Benjamin C. Esty	None	^$50,001 - $100,000
Samuel L. Hayes, III	None	over $100,000
William H. Park	None	over $100,000
Ronald A. Pearlman	None	over $100,000
Norton H. Reamer	None	over $100,000
Lynn A. Stout	None	over $100,000*
Ralph F. Verni	None	^over $100,000*

* Includes shares which may be deemed to be beneficially owned through ^the Trustee Deferred Compensation Plan.

^

As of December 31, ^2005, no noninterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD.

During the calendar years ended December 31, ^2004 and December 31, ^2005, no noninterested Trustee (or their immediate family members) had:

1.	Any direct or indirect interest in Eaton Vance, EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD;

2.	Any direct or indirect material interest in any transaction or series of similar transactions with (i) the Trust or any Fund; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC or EVD; (iii) EVC or EVD; (iv) a person controlling, controlled by or under common control with EVC or EVD; or (v) an officer of any of the above; or

3.	Any direct or indirect relationship with (i) the Trust or any Fund; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC or EVD; (iii) EVC or EVD; (iv) a person controlling, controlled by or under common control with EVC or EVD; or (v) an officer of any of the above.

12

During the calendar years ended December 31, ^2004 and December 31, ^2005, no officer of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD served on the Board of Directors of a company where a noninterested Trustee of the Trust or any of their immediate family members served as an officer.

Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the “Trustees’ Plan”). Under the Trustees’ Plan, an eligible Trustee may elect to have his or her deferred fees invested by the Fund in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Trustees’ Plan will be determined based upon the performance of such investments. Deferral of Trustees’ fees in accordance with the Trustees’ Plan will have a negligible effect on the Fund’s assets, liabilities, and net income per share, and will not obligate the Fund to retain the services of any Trustee or obligate the Fund to pay any particular level of compensation to the Trustee. The Trust does not have a retirement plan for Trustees.

The fees and expenses of the Trustees of the ^Trust are paid by the ^Fund (and other series of the Trust). (A Trustee of the ^Trust who is a member of the Eaton Vance organization receives no compensation from the ^Trust.) During the fiscal year ended ^January 31, 2006, the Trustees of the ^Trust earned the following compensation in their ^capacities as Trustees from the ^Trust. ^For the year ended December 31, ^2005, the Trustees earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex(1):

^	Benjamin C.	Samuel L.	William H.	Ronald A.	Norton H.	Lynn A.	Ralph F.
Source of Compensation	Esty	Hayes	Park	Pearlman	Reamer	Stout	Verni
Trust(2)	$ 2,751	$^5,114	$ ^3,327	$^3,383	$^3,491	$^3,512	$ 2,799
^
Trust and Fund Complex(1)	180,000	^271,248	180,000(3)	180,000	190,000	190,000(4)	180,000(5)

(1)	As of May 1, 2006, the Eaton Vance fund complex consists of 161 registered investment companies or series thereof. Messrs. Esty and Verni were elected as Trustees on April 29, 2005, and thus ^the compensation figures listed for the ^Trust and Fund Complex reflect amounts they would have received if they had been Trustees for the ^full calendar year.

(2)	The Trust consisted of 4 Funds as of January 31, 2006.

^

(3)	Includes $141,806 of deferred compensation.

(^4)	Includes $^45,000 of deferred compensation.

(^5)	Includes $^60,000 of deferred compensation.
^

Organization. The Fund is a series of the Trust, which was organized under Massachusetts law as a business trust on October 25, 1993 and is operated as an open-end management investment company^.

The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series (such as the Fund). The Trustees of the Trust have divided the shares of the Fund into multiple classes. Each class represents an interest in the Fund, but is subject to different expenses, rights and privileges. The Trustees have the authority under the Declaration of Trust to create additional classes of shares with differing rights and privileges. When issued and outstanding, shares are fully paid and nonassessable by the Trust. Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares of the Fund will be voted together except that only shareholders of a particular class may vote on matters affecting only that class. Shares have no preemptive or conversion rights and are freely transferable. In the event of the liquidation of the Fund, shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders.

As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Trust holding office have been elected by shareholders. In such an event the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Trust’s By-laws, the Trustees shall continue to hold office and may appoint successor Trustees. The Trust’s By-laws provide that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him or her from that office either by a written declaration filed with the Trust’s custodian or by votes cast at a meeting called for that purpose. The By-laws further provide that under certain circumstances the shareholders may call a meeting to remove a Trustee and that the Trust is required to provide assistance in communication with shareholders about such a meeting.

The Trust’s Declaration of Trust may be amended by the Trustees when authorized by vote of a majority of the outstanding voting securities of the Trust, the financial interests of which are affected by the amendment. The Trustees may also amend the Declaration of Trust without the vote or consent of shareholders to change the name of the Trust or any series or to make such other changes (such as reclassifying series or classes of shares or restructuring the Trust) as do not have a

13

materially adverse effect on the financial interests of shareholders or if they deem it necessary to conform it to applicable federal or state laws or regulations. The Trust’s By-laws provide that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any litigation or proceeding in which they may be involved because of their offices with the Trust. However, no indemnification will be provided to any Trustee or officer for any liability to the Trust or shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Trust or any series or class thereof may be terminated by: (1) the affirmative vote of the holders of not less than two-thirds of the shares outstanding and entitled to vote at any meeting of shareholders of the Trust or the appropriate series or class thereof, or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the shares of the Trust or a series or class thereof, provided, however, that, if such termination is recommended by the Trustees, the vote of a majority of the outstanding voting securities of the Trust or a series or class thereof entitled to vote thereon shall be sufficient authorization; or (2) by means of an instrument in writing signed by a majority of the Trustees, to be followed by a written notice to shareholders stating that a majority of the Trustees has determined that the continuation of the Trust or a series or a class thereof is not in the best interest of the Trust, such series or class or of their respective shareholders.

Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. Numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts, and management is not aware of an instance where such liability has been imposed. The Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the Trust’s By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. The Declaration of Trust also contains provisions limiting the liability of a series or class to that series or class. Moreover, the Trust’s By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. The assets of the Fund are readily marketable and will ordinarily substantially exceed its liabilities. In light of the nature of the Fund’s business and the nature of its assets, management believes that the possibility of the Fund’s liability exceeding its assets, and therefore the shareholder’s risk of personal liability, is remote.

^

^Proxy Voting Policy. The Boards of Trustees of the Trust have ^adopted a ^proxy voting policy and procedure (the ^“Fund Policy”), pursuant to which the ^Trustees have delegated proxy voting responsibility to the ^investment adviser^ and adopted the proxy voting ^policies and procedures of ^the investment adviser ^(the “Policies”). ^The Trustees will ^review the ^Fund’s proxy voting records from time to time and will ^annually consider approving the Policies for the ^upcoming year. ^ For a copy of the Fund Policy and investment adviser Policies, see Appendix E and Appendix F, respectively. Information on how the Fund voted proxies relating to portfolio securities during the most recent ^12-month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the ^SEC’s website at http://www.sec.gov.

^

INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

Investment Advisory Services. The investment adviser manages the investments and affairs of the Fund and provides related office facilities and personnel subject to the supervision of the Trust’s Board of Trustees. The investment adviser furnishes investment research, advice and supervision, furnishes an investment program and determines what securities will be purchased, held or sold by the Fund and what portion, if any, of the Fund’s assets will be held uninvested. The Investment Advisory Agreement requires the investment adviser to pay the salaries and fees of all officers and Trustees of the Trust who are members of the investment adviser’s organization and all personnel of the investment adviser performing services relating to research and investment activities.

For a description of the compensation that the ^Fund pays the investment adviser, see the prospectus. The following table sets forth the net assets of the ^Fund and the advisory fees earned during ^the three fiscal years ended January 31, 2006.

Net Assets at	Advisory Fee Paid for Fiscal Years Ended
^January 31, 2006	^January 31, 2006*	January 31, 2005*	January 31, 2004*
$^817,287,460	$^3,905,744	$3,375,517	$2,581,585

^

* For the fiscal year ended January 31, 2006, represents advisory fees paid by the Fund. For the fiscal year ended January 31, 2005, represents advisory fees paid by the Fund and the Portfolio and for the fiscal year ended January 31, 2004, represents advisory fees paid by the Portfolio.

14

The Investment Advisory Agreement with the investment adviser continues in effect from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Trust cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund. The Agreement may be terminated at any time without penalty on sixty (60) days’ written notice by the Board of Trustees of either party, or by vote of the majority of the outstanding voting securities of the Fund, and the Agreement will terminate automatically in the event of its assignment. The Agreement provides that the investment adviser may render services to others. The Agreement also provides that the investment adviser shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under the Agreement, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment.

Portfolio Managers. The co-portfolio managers (each referred to as a “portfolio manager”) of the Fund are Thomas M. Metzold and Cynthia J. Clemson. Each portfolio manager manages other investment companies and/or investment accounts in addition to the Fund. The following tables show, as of ^the Fund’s most recent fiscal year end, ^the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.^

	Number of	Total Assets of	Number of Accounts	Total Assets of Accounts
	All Accounts	All Accounts*	Paying a Performance Fee	Paying a Performance Fee*

Thomas M. Metzold
Registered Investment Companies	11	$4,608.1	0	$0
Other Pooled Investment Vehicles	0	$ 0	0	$0
Other Accounts	0	$ 0	0	$0

Cynthia J. Clemson
Registered Investment Companies	12	$2,533.0	0	$0
Other Pooled Investment Vehicles	0	$ 0	0	$0
Other Accounts	201	$ 170.9	0	$0

*In millions of dollars. For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

^Neither Mr. Metzold not Ms. Clemson beneficially owned ^any shares of the Fund as of the Fund’s most recent fiscal year ended January 31, 2006. Mr. Metzold beneficially owned over $1,000,000 and Ms. Clemson beneficially owned between $500,001 - $1,000,000 of all Eaton Vance Funds as of December 31, 2005. ^

^

It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible for on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons.

Compensation Structure. Compensation of the investment adviser’s portfolio managers and other investment ^professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and/or restricted shares of EVC’s nonvoting common stock. The investment adviser’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all the investment adviser’s employees. Compensation of the investment adviser’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal ^year end of EVC.

15

Method to Determine Compensation. The investment adviser compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. Performance is normally based on periods ending on the September 30th preceding fiscal ^year end. Fund performance is evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

The investment adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The investment adviser participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the investment adviser and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of the investment adviser’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Administrative Services. As indicated in the prospectus, Eaton Vance serves as administrator of the Fund, but currently receives no compensation for providing administrative services to the Fund. Under its Administrative Services Agreement, Eaton Vance has been engaged to administer the Fund’s affairs, subject to the supervision of the Trustees of the Trust, and shall furnish office space and all necessary office facilities, equipment and personnel for administering the affairs of the Fund.

Sub-Transfer Agency Services. Eaton Vance also serves as sub-transfer agent for the Fund. As sub-transfer agent, Eaton Vance performs the following services directly on behalf of the Fund: 1) provides call center services to financial intermediaries and shareholders; 2) answers written inquiries related to shareholder accounts (matters relating to portfolio management, distribution of shares and other management policy questions will be referred to the Fund); 3) furnishes an SAI to any shareholder who requests one in writing or by telephone from the Fund; and 4) processes transaction requests received via telephone. For the transfer agency services it provides, Eaton Vance receives an aggregate annual fee equal to the lesser of $2.5 million or the actual expenses incurred by Eaton Vance in the performance of those services. This fee is paid to Eaton Vance by the Fund’s transfer agent from fees it receives from the Eaton Vance funds. The Fund will pay a pro rata share of such fee^. For the fiscal year ended January 31, 2006 the transfer agent accrued for or paid to Eaton Vance $17,029 for sub-transfer agency services performed on behalf of the Fund.^

Information About BMR and Eaton Vance. BMR and Eaton Vance are business trusts organized under Massachusetts law. Eaton Vance, Inc. (“EV”) serves as trustee of BMR and Eaton Vance. EV and Eaton Vance are wholly-owned subsidiaries of Eaton Vance Corporation (“EVC”), a Maryland corporation and publicly-held holding company. BMR is an indirect subsidiary of EVC. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Directors of EVC are James B. Hawkes, Thomas E. Faust Jr., Ann E. Berman, John G.L. Cabot, Leo I. Higdon, Jr., Vincent M. O’Reilly, Dorothy E. Puhy and Winthrop H. Smith, Jr. ^ All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Messrs. Hawkes, Faust, Jeffrey P. Beale, Cynthia J. Clemson, Alan R. Dynner, Michael R. Mach, Robert B. MacIntosh, Thomas ^M. ^Metzold, Scott H. Page, Duncan W. Richardson, G. West Saltonstall, Judith A. Saryan, William M. Steul, Payson F. Swaffield, Michael W. Weilheimer, and Wharton P. Whitaker (all of whom are officers of Eaton Vance). The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and Eaton Vance who are also officers, or officers and Directors of EVC and EV.

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As indicated under “Management and Organization”, all of the officers of the Trust (as well as Mr. Hawkes who is also a Trustee) hold positions in the Eaton Vance organization.

Code of Ethics. The investment adviser, principal underwriter, and the Fund have adopted Codes of Ethics governing personal securities transactions. Under the Codes, Eaton Vance employees may purchase and sell securities (including securities held or eligible for purchase by the Fund) subject to the provisions of the Codes and certain employees are also subject to pre-clearance, reporting requirements and other procedures.

Expenses. The Fund ^is responsible for all expenses not expressly stated to be payable by another party (such as expenses required to be paid pursuant to an agreement with the investment adviser or the principal underwriter). In the case of expenses incurred by the Trust, the Fund is responsible for its pro rata share of those expenses. The only expenses of the Fund allocated to a particular class are those incurred under the Distribution ^Plan applicable to that class, the fee paid to the principal underwriter for handling repurchase transactions and certain other class-specific expenses.

OTHER SERVICE PROVIDERS

Principal Underwriter. Eaton Vance Distributors, Inc. (“EVD”), The Eaton Vance Building, 255 State Street, Boston, MA 02109, is the principal underwriter of the Fund. The principal underwriter acts as principal in selling shares under a Distribution Agreement with the Trust. The expenses of printing copies of prospectuses used to offer shares and other selling literature and of advertising are borne by the principal underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of the Fund and its shares under federal and state securities laws are borne by the Fund. The Distribution Agreement ^is renewable annually by the ^Trust^’s Board of Trustees (including a majority of the noninterested Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan or the Distribution Agreement), may be terminated on sixty days’ notice either by such Trustees or by vote of a majority of the outstanding Class B and Class C shares or on six months’ notice by the principal underwriter and is automatically terminated upon assignment. The principal underwriter distributes shares on a “best efforts” basis under which it is required to take and pay for only such shares as may be sold^. EVD is an indirect, wholly-owned subsidiary of EVC. Mr. Hawkes is a Vice President and ^Director and Mr. Dynner is a Vice President, Secretary and Clerk ^of EVD.

Custodian. Investors Bank & Trust Company (“IBT“), 200 Clarendon Street, Boston, Massachusetts 02116, serves as custodian to the Fund. IBT has custody of all cash and securities of the Fund, maintains the general ledger of the Fund and computes the daily net asset value of shares of the Fund. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the Fund’s investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Trust. IBT provides services in connection with the preparation of shareholder reports and the electronic filing of such reports with the SEC. EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including IBT. It is Eaton Vance’s opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Fund and such banks.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts 02116, is the independent registered public accounting firm of the Fund, providing audit services, ^and assistance and consultation with respect to the preparation of filings with the SEC.

Transfer Agent. PFPC Inc., P.O. Box 9653, Providence, RI 02940-9653, serves as transfer and dividend disbursing agent for the Fund.

CALCULATION OF NET ASSET VALUE

The net asset value of Fund is computed by IBT (as agent and custodian for Fund) by subtracting the liabilities of the Fund from the value of its total assets. The Fund will be closed for business and will not price its shares on the following business holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Inasmuch as the market for municipal obligations is a dealer market with no central trading location or continuous quotation system, it is not feasible to obtain last transaction prices for most municipal obligations held by the Fund, and such obligations, including those purchased on a when-issued basis, will normally be valued on the basis of valuations furnished by a pricing service. The pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities, various relationships between securities, and yield to maturity in determining value. Taxable ^obligations, if any, are ^normally ^valued ^on the ^basis of valuations furnished by a pricing service. Open futures positions on debt securities are valued at the most recent settlement prices, unless such price does not reflect the fair value of the contract, in which case the positions will be valued by or at the direction of the Trustees. Other assets are valued at fair value using methods determined in good faith by or at the direction of the Trustees

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considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

PURCHASING AND REDEEMING SHARES

Additional Information About Purchases. Fund shares are offered for sale only in states where they are registered. Fund shares are continuously offered through investment dealers which have entered into agreements with the principal underwriter. Shares of ^the Fund are sold at the offering price, which is the net asset value plus the initial sales charge, if any. The Fund receives the net asset value. The ^principal underwriter receives the sales charge, all or a portion of which may be reallowed to the investment dealers responsible for selling Fund shares. The sales charge table in the prospectus is applicable to purchases of the Fund alone or in combination with purchases of certain other funds offered by the principal underwriter, made at a single time by (i) an individual, or an individual, his or her spouse and their children under the age of twenty-one, purchasing shares for his or their own account, and (ii) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account. The table is also presently applicable to (1) purchases of Class A shares pursuant to a written Statement of Intention; or (2) purchases of Class A shares pursuant to the Right of Accumulation and declared as such at the time of purchase. See “Sales Charges”.

In connection with employee benefit or other continuous group purchase plans, the Fund may accept initial investments of less than ^the minimum investment amount on the part of an individual participant. In the event a shareholder who is a participant of such a plan terminates participation in the plan, his or her shares will be transferred to a regular individual account. However, such account will be subject to the right of redemption by the Fund as described below. The minimum initial investment amount is also waived for officers and employees of the Fund’s custodian and transfer agent.

Suspension of Sales. The Trust may, in its absolute discretion, suspend, discontinue or limit the offering of one or more of its classes of shares at any time. In determining whether any such action should be taken, the Trust’s management intends to consider all relevant factors, including (without limitation) the size of the Fund or class, the investment climate and market conditions, the volume of sales and redemptions of shares, and (if applicable) the amount of uncovered distribution charges of the principal underwriter. The Class B and Class C Distribution Plans may continue in effect and payments may be made under the Plans following any such suspension, discontinuance or limitation of the offering of shares; however, there is no contractual obligation to continue any Plan for any particular period of time. Suspension of the offering of shares would not, of course, affect a shareholder’s ability to redeem shares.

Additional Information About Redemptions. The right to redeem shares of the Fund can be suspended and the payment of the redemption price deferred when the Exchange is closed (other than for customary weekend and holiday closings), during periods when trading on the Exchange is restricted as determined by the SEC, or during any emergency as determined by the SEC which makes it impracticable for a Fund to dispose of its securities or value its assets, or during any other period permitted by order of the SEC for the protection of investors.

Due to the high cost of maintaining small accounts, the Trust reserves the right to redeem accounts with balances of less than $750. Prior to such a redemption, shareholders will be given 60 days’ written notice to make an additional purchase. However, no such redemption would be required by the Trust if the cause of the low account balance was a reduction in the net asset value of shares. No CDSC will be imposed with respect to such involuntary redemptions.

While normally payments will be made in cash for redeemed shares, the Trust, subject to compliance with applicable regulations, has reserved the right to pay the redemption price of shares of the Fund, either totally or partially, by a distribution in kind of readily marketable securities. The securities so distributed would be valued pursuant to the valuation procedures described in this SAI. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

Systematic Withdrawal Plan. The transfer agent will send to the shareholder regular monthly or quarterly payments of any permitted amount designated by the shareholder based upon the value of the shares held. The checks will be drawn from share redemptions and hence, may require the recognition of taxable gain or loss. Income dividends and capital gains distributions in connection with withdrawal plan accounts will be credited at net asset value as of the record date for each distribution. Continued withdrawals in excess of current income will eventually use up principal, particularly in a period of declining market prices. A shareholder may not have a withdrawal plan in effect at the same time he or she has authorized Bank Automated Investing or is otherwise making regular purchases of Fund shares. The shareholder, the transfer agent or the principal underwriter may terminate the withdrawal plan at any time without penalty.

SALES CHARGES

Dealer Commissions. The principal underwriter may, from time to time, at its own expense, provide additional incentives to investment dealers which employ registered representatives who sell Fund shares and/or shares of other funds

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distributed by the principal underwriter. In some instances, such additional incentives may be offered only to certain investment dealers whose representatives sell or are expected to sell significant amounts of shares. In addition, the principal underwriter may from time to time increase or decrease the sales commissions payable to investment dealers. The principal underwriter may allow, upon notice to all investment dealers with whom it has agreements, discounts up to the full sales charge during the periods specified in the notice. During periods when the discount includes the full sales charge, such investment dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

Sales Charge Waivers. Class A shares may be sold at net asset value to current and retired Directors and Trustees of Eaton Vance funds and portfolios; to clients (including custodial, agency, advisory and trust accounts) and current and retired officers and employees of Eaton Vance, its affiliates and other investment advisers of Eaton Vance sponsored funds; ^and to such persons’ spouses, parents, siblings and lineal descendants and their beneficial accounts. Such shares may also be issued at net asset value (1) in connection with the merger (or similar transaction) of an investment company (or series or class thereof) or personal holding company with the Fund (or class thereof), (2) to investors making an investment as part of a fixed fee program whereby an entity unaffiliated with the investment adviser provides ^investment services, such as management, brokerage and custody, ^(3) to investment advisors, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisors, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment advisor, financial planner or other intermediary on the books and records of the broker or agent, and (4) to officers and employees of the Fund custodian and the transfer agent. Class A shares may also be sold at net asset value to registered representatives ^and ^employees ^of investment dealers. Class A shares are offered at net asset value to the foregoing persons and in the foregoing situations because either (i) there is no sales effort involved in the sale of shares or (ii) the investor is paying a fee (other than the sales charge) to the investment dealer involved in the sale. Any new or revised sales charge or CDSC waiver will be prospective only.

Statement of Intention. If it is anticipated that $25,000 or more of Class A shares and shares of other funds exchangeable for Class A shares of another Eaton Vance fund will be purchased within a 13-month period, the Statement of Intention section of the account application should be completed so that shares may be obtained at the same reduced sales charge as though the total quantity were invested in one lump sum. Shares eligible for the right of accumulation (see below) as of the date of the Statement and purchased during the 13-month period will be included toward the completion of the Statement. If you make a Statement of Intention, the transfer agent is authorized to hold in escrow sufficient shares (5% of the dollar amount specified in the Statement) which can be redeemed to make up any difference in sales charge on the amount intended to be invested and the amount actually invested. A Statement of Intention does not obligate the shareholder to purchase or the Fund to sell the full amount indicated in the Statement.

If the amount actually purchased during the 13-month period is less than that indicated in the Statement, the shareholder will be requested to pay the difference between the sales charge applicable to the shares purchased and the sales charge paid under the Statement of Intention. If the payment is not received in 20 days, the appropriate number of escrowed shares will be redeemed in order to realize such difference. If the total purchases during the 13-month period are large enough to qualify for a lower sales charge than that applicable to the amount specified in the Statement, all transactions will be computed at the expiration date of the Statement to give effect to the lower sales charge. Any difference will be refunded to the shareholder in cash or applied to the purchase of additional shares, as specified by the shareholder. This refund will be made by the investment dealer and the principal underwriter. If at the time of the recomputation, the investment dealer for the account has changed, the adjustment will be made only on those shares purchased through the current investment dealer for the account.

Right of Accumulation. Under the right of accumulation, the applicable sales charge level is calculated by aggregating the dollar amount of the current purchase and the value (calculated at the maximum current offering price) of any Class A, Advisers Class, Class B, Class C, Class I and/or Class R shares of the Fund or other Eaton Vance funds, as well as shares of Eaton Vance Money Market Fund, owned by the shareholder. Shares of Eaton Vance Cash Management Fund and Eaton Vance Tax Free Reserves cannot be accumulated for purposes of this privilege. The sales charge on the shares being purchased will then be applied at the rate applicable to the aggregate. Shares purchased by an individual, his or her spouse and their children under the age of twenty-one, including shares held for the benefit of any such persons in trust or fiduciary accounts (including retirement accounts) or omnibus or "street name" accounts, will be combined for the purpose of determining whether a purchase will qualify for the right of accumulation and if qualifying, the applicable sales charge level. For any such discount to be made available at the time of purchase a purchaser or his or her investment dealer must provide the principal underwriter (in the case of a purchase made through an investment dealer) or the transfer agent (in the case of an investment made by mail) with sufficient information to permit verification that the purchase order qualifies

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for the accumulation privilege. Confirmation of the order is subject to such verification. The right of accumulation privilege may be amended or terminated at any time as to purchases occurring thereafter.

Conversion Feature. Class B shares held for eight years will automatically convert to Class A shares. For purposes of this conversion, all distributions paid on Class B shares which the shareholder elects to reinvest in Class B shares will be considered to be held in a separate sub-account. Upon the conversion of Class B shares not acquired through the reinvestment of distributions, a pro rata portion of the Class B shares held in the sub-account will also convert to Class A shares. This portion will be determined by the ratio that the Class B shares being converted bears to the total of Class B shares (excluding shares acquired through reinvestment) in the account. This conversion feature is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that the conversion is not taxable for federal income tax purposes.

Exchange Privilege. In addition to exchanges into the same class of another Eaton Vance fund, Class B shares may be exchanged for shares of a money market fund sponsored by an investment dealer and approved by the principal underwriter (an “investment dealer fund”). The CDSC will not be charged to the shareholder when the shares are exchanged for shares of the investment dealer fund^; however, the shareholder will receive no credit toward the completion of the CDSC period for the time that the shareholder holds the exchanged shares of the investment dealer fund. If a shareholder redeems the exchanged shares of the investment dealer fund and does not invest the proceeds into Class B shares of an Eaton Vance fund, the shareholder will be subject to any CDSC applicable at the time the shareholder received the exchanged shares of the investment dealer fund.

^Distribution Plans

The Trust has in effect a ^compensation-type Distribution Plan (the “Class A Plan”) for ^Class A shares ^pursuant to ^Rule 12b-1 under the 1940 Act^. The ^Class A Plan ^is designed to (i) finance activities which are primarily intended to result in the distribution and sales of ^Class A shares and to make payments in connection with the distribution of such shares and (ii) pay service ^fees for personal services and/or the maintenance of shareholder accounts to the principal underwriter, investment dealers and other ^persons. The distribution and service fees payable under the Class A Plan shall not ^exceed 0.25% of ^the average daily net assets attributable to Class A shares for any fiscal year. Class A distribution and service fees are paid quarterly in arrears. For the distribution and service fees paid by Class A shares, see Appendix A.

The Trust also has in effect ^compensation-type Distribution ^Plans (the “Class B and Class C Plans“) pursuant to Rule 12b-1 under the 1940 Act for the Fund’s Class B and Class C shares. On each sale of shares (excluding reinvestment of distributions) a Class will pay the principal underwriter amounts representing (i) sales commissions equal to 5% (in the case of Class B) and 6.25% (in the case of Class C) of the amount received by the Fund for each Class share sold and (ii) interest at the rate of 1% over the prime rate then reported in The Wall Street Journal applied to the outstanding amounts owed to the principal underwriter, so-called “uncovered distribution charges”. Each Class pays the principal underwriter a distribution fee, accrued daily and paid monthly, at an annual rate not exceeding 0.75% of its average daily net assets to finance the distribution of its shares. Such fees compensate the principal underwriter for the sales commissions paid by it to investment dealers on the sale of shares, for other distribution expenses (such as personnel, overhead, travel, printing and postage) and for interest expenses. The principal underwriter currently pays an up-front sales commission (except on exchange transactions and reinvestments) of 4% of the purchase price of Class B shares and 0.75% of the purchase price of Class C shares, and an up-front service fee of 0.25% on Class C shares. Distribution fees paid by a Class and CDSCs paid to the Fund by redeeming Class shareholders reduce the outstanding uncovered distribution charges of the Class.  Whenever there are no outstanding uncovered distribution charges of a Class, the Class discontinues payment of distribution fees.

The Trustees of the Trust believe that each Plan will be a significant factor in the expected growth of the Fund’s assets, and will result in increased investment flexibility and advantages which have benefitted and will continue to benefit the Fund and its shareholders. The Eaton Vance organization will profit by reason of the operation of the Class B and Class C ^Plans through an increase in Fund assets and if at any point in time the aggregate amounts received by the principal underwriter pursuant to the Plans and from CDSCs have exceeded the total expenses incurred in distributing Class B and Class C shares. Because payments to the principal underwriter under the Class B and Class C Plans are limited, uncovered distribution charges (sales expenses of the principal underwriter plus interest, less the above fees and CDSCs received by it) may exist indefinitely. For sales commissions, CDSCs and uncovered distribution charges, see Appendix B.

The Class B and Class C Plans also ^authorizes the payment of service fees to the principal underwriter, investment dealers and other persons in amounts not exceeding 0.25% of its average daily net assets for personal services, and/or the maintenance of shareholder accounts. For Class B, this fee is paid quarterly in arrears based on the value of shares sold by such persons. For Class C, investment dealers currently receive (a) a service fee (except on exchange transactions and

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reinvestments) at the time of sale equal to 0.25% of the purchase price of Class C shares sold by such dealer, and (b) monthly service fees approximately equivalent to 1/12 of 0.25% of the value of Class C shares sold by such dealer. During the first year after a purchase of Class C shares, the principal underwriter will retain the service fee as reimbursement for the service fee payment made to investment dealers at the time of sale. For the service fees paid, see Appendix B.

The Plans continue in effect from year to year so long as such continuance is approved at least annually by the vote of both a majority of (i) the noninterested Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the “Plan Trustees”) and (ii) all of the Trustees then in office. Each Plan may be terminated at any time by vote of a majority of the Plan Trustees or by a vote of a majority of the outstanding voting securities of the applicable Class. Each Plan requires quarterly Trustee review of a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plans may not be amended to increase materially the payments described therein without approval of the shareholders of the affected Class and the Trustees. So long as a Plan is in effect, the selection and nomination of the noninterested Trustees shall be committed to the discretion of such Trustees. The current Plans were initially approved by the Trustees, including the Plan Trustees, on June 23, 1997. The Trustees of the Trust who are “interested” persons of the Trust have an indirect financial interest in the Plans because their employers (or affiliates thereof) receive distribution and/or service fees under the Plans or agreements related thereto.

PERFORMANCE

Performance Calculations. Average annual total return before deduction of taxes (“pre-tax return”) is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation, and distributions paid and reinvested) for the stated period and annualizing the result. The calculation assumes (i) that all distributions are reinvested at net asset value on the reinvestment dates during the period, (ii) the deduction of the maximum of any initial sales charge from the initial $1,000 purchase, (iii) a complete redemption of the investment at the end of the period, and (iv) the deduction of any applicable CDSC at the end of the period.

Average annual total return after the deduction of taxes on distributions is calculated in the same manner as pre-tax return except the calculation assumes that any federal income taxes due on distributions are deducted from the distributions before they are reinvested. Average annual total return after the deduction of taxes on distributions and taxes on redemption also is calculated in the same manner as pre-tax return except the calculation assumes that (i) any federal income taxes due on distributions are deducted from the distributions before they are reinvested and (ii) any federal income taxes due upon redemption are deducted at the end of the period. After-tax returns are based on the highest federal income tax rates in effect for individual taxpayers as of the time of each assumed distribution and redemption (taking into account their tax character), and do not reflect the impact of state and local taxes. In calculating after-tax returns, the net value of any federal income tax credits available to shareholders is applied to reduce federal income taxes payable on distributions at or near year-end and, to the extent the net value of such credits exceeds such distributions, is then assumed to be reinvested in additional Fund shares at net asset value on the last day of the fiscal year in which the credit was generated or, in the case of certain tax credits, on the date on which the year-end distribution is paid. For pre-tax and after-tax total return information, see Appendix A, Appendix B and Appendix C.

In addition to the foregoing total return figures, the Fund may provide pre-tax and after-tax annual and cumulative total return, as well as the ending redeemable cash value of a hypothetical investment. If shares are subject to a sales charge, total return figures may be calculated based on reduced sales charges or at net asset value. These returns would be lower if the full sales charge was imposed. After-tax returns may also be calculated using different tax rate assumptions and taking into account state and local income taxes as well as federal taxes.

Yield is computed pursuant to a standardized formula by dividing the net investment income per share earned during a recent thirty-day period by the maximum offering price (including the maximum of any initial sales charge) per share on the last day of the period and annualizing the resulting figure. Net investment income per share is calculated from the yields to maturity of all debt obligations held based on prescribed methods, reduced by accrued expenses for the period with the resulting number being divided by the average daily number of shares outstanding and entitled to receive distributions during the period. Yield figures do not reflect the deduction of any applicable CDSC, but assume the maximum of any initial sales charge. (Actual yield may be affected by variations in sales charges on investments.) A tax-equivalent yield is computed by using the tax-exempt yield and dividing by one minus a stated tax rate. The stated tax rate will reflect the federal income tax applicable to investors in a particular tax bracket and may reflect certain assumptions relating to tax exemptions and deductions. The tax-equivalent yield will differ for investors in other tax brackets or for whom the assumed exemptions and deductions are not available. Tax-equivalent yield is designed to show the approximate yield a taxable investment would have to earn to produce an after-tax yield equal to the tax-exempt yield.

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Disclosure of Portfolio Holdings and Related Information. The Board of Trustees has adopted policies and procedures (the “Policies”) with respect to the disclosure of information about portfolio holdings of the Fund. Pursuant to the Policies, information about portfolio holdings of the Fund may not be disclosed to any party except as follows:

  Disclosure made in filings with the SEC and posted on the Eaton Vance website: In accordance with rules established by the SEC, the Fund sends semiannual and annual reports to shareholders that contain a complete list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, within 60 days of quarter-end. The Fund also discloses complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter-end. The Fund’s complete portfolio holdings as reported in annual and semiannual reports and on Form N-Q are available for viewing on the SEC website at http:// www.sec.gov and may be reviewed and copied at the SEC’s public reference room (information on the operation and terms of usage of the SEC public reference room is available at http://www.sec.gov/info/edgar/prrrules.htm or by calling 1-800-SEC-0330). Generally within ^five business days of filing with the SEC, the Fund’s portfolio holdings as reported in annual and semiannual reports and on Form N-Q also are available on Eaton Vance’s website at www.eatonvance.com and are available upon request at no ^cost by contacting Eaton Vance at 1-800- 225-6265. The Fund also will post a complete list of its portfolio holdings as of each calendar quarter end on the Eaton Vance website within 60 days of calendar quarter end.
  Disclosure of certain Portfolio characteristics: The Fund may also post information about certain portfolio characteristics (such as top ten holdings and asset allocation information) as of ^the most recent calendar quarter end on the Eaton Vance website approximately ten business days after ^the calendar quarter end. Such information is also available upon request by contacting Eaton Vance at 1-800-225-6265.
  Confidential disclosure for a legitimate Fund purpose: Portfolio holdings may be disclosed, from time to time as necessary, for a legitimate business purpose of ^a Fund, believed to be in the best interests of the Fund and its shareholders, provided there is a duty or an agreement that the information be kept confidential. The Policies permit disclosure of portfolio holdings information to the following: 1) affiliated and unaffiliated service providers (including the investment adviser, custodian, transfer agent, principal underwriter, etc.) that have a legal or contractual duty to keep such information confidential; 2) other persons who owe a fiduciary or other duty of trust or confidence to the Fund (such as Fund legal counsel and independent registered public accounting firm); or 3) persons to whom the disclosure is made in advancement of a legitimate business purpose of ^a Fund and who have expressly agreed in writing to maintain the disclosed information in confidence and to use it only in connection with the legitimate business purpose underlying the arrangement.  ^Such persons may include securities lending agents or counterparties, credit rating agencies (such as Moody's Investor Services, Inc. and Standard & Poor's Ratings Group), statistical ratings agencies (such as Morningstar, Inc.), analytical service providers engaged by the investment adviser (such as Advent, Bloomberg L.P., Evare, Factset and The Yield Book, Inc.), proxy evaluation vendors, pricing services, translation services, lenders under Fund credit facilities (such as Citibank, N.A.) and, for the purpose of facilitating portfolio transactions, ^investment dealers and other intermediaries (such as national and regional municipal dealers and mortgage-backed securities dealers). Additional categories of disclosure involving a legitimate business purpose may be added to this list upon the authorization of the Fund’s Board of Trustees.

The Fund, the investment ^adviser and principal underwriter will not receive any monetary or other consideration in connection with the disclosure of information concerning the Fund’s portfolio holdings.

The Policies may not be waived, or exception made, without the consent of the Chief Compliance Officer (“CCO”) of the Fund. The CCO may not waive or make exception to the Policies unless such waiver or exception is consistent with the intent of the Policies, which is to ensure that disclosure of portfolio information is in the best interest of Fund shareholders. In determining whether to permit a waiver of or exception to the Policies, the CCO will consider whether the proposed disclosure serves a legitimate purpose of the Fund, whether it could provide the recipient with an advantage over Fund shareholders or whether the proposed disclosure gives rise to a conflict of interest between the Fund’s shareholders and its investment adviser, principal underwriter or other affiliated person. The CCO will report all waivers of or exceptions to the Policies to the Trustees at their next meeting. The Trustees may impose additional restrictions on the disclosure of portfolio holdings information at any time.

The Policies are designed to provide useful information concerning the Fund to existing and prospective Fund shareholders while at the same time inhibiting the improper use of portfolio holdings information in trading Fund shares and/or portfolio securities held by the Fund. However, there can be no assurance that the provision of any portfolio holdings information is not susceptible to inappropriate uses (such as the development of “market timing” models), particularly in the hands of highly sophisticated investors, or that it will not in fact be used in such ways beyond the control of the Fund.

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TAXES

Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund has elected to be treated and intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net income (including tax-exempt income) and net short-term and long-term capital gains (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any federal income or excise tax. If ^the Fund qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions. ^The Fund qualified as a RIC for its fiscal year ended January 31, 2006.

In order to avoid incurring a federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98% of its capital gain net income (which is the excess of its realized capital gains over its realized capital losses), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards and (iii) 100% of any income and capital gains from the prior year (as previously computed) that was not paid out during such year and on which the Fund paid no federal income tax. If a Fund fails to meet these requirements it will be subject to a nondeductible 4% excise tax on the undistributed amounts. Under current law, provided that the Fund qualifies as a RIC for federal tax purposes, the Fund should not be liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

If the Fund does not qualify as a RIC for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make ^substantial distributions.

^Fund’s investment in zero coupon and certain other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be accrued daily by the Fund and, in order to avoid a tax payable by the Fund, the Fund may be required to liquidate securities that it might otherwise have continued to hold in order to generate cash so that the Fund may make required distributions to its shareholders.

^

The Fund may invest to a significant extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when such the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income.

Distributions by the Fund of net tax-exempt interest income that are properly designated as “exempt-interest dividends” may be treated by shareholders as interest excludable from gross income for federal income tax purposes under Section 103(a) of the Code. In order for the Fund to be entitled to pay the tax-exempt interest income as exempt-interest dividends to its shareholders, the Fund must and intends to satisfy certain requirements, including the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from regular federal income tax under Code Section 103(a). ^ Interest on certain municipal obligations may be taxable for purposes of the federal AMT and for state and local purposes. In addition, corporate shareholders must include the full amount of exempt-interest dividends in computing the preference items for the purposes of the AMT. Shareholders of the Fund are required to report tax-exempt interest on their federal income tax returns.

Tax-exempt distributions received from the Fund are taken into account in determining, and may increase, the portion of social security and certain railroad retirement benefits that may be subject to federal income tax.

Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible to the extent it is deemed related to the Fund’s distributions of tax-exempt interest. Further, entities or persons who are “substantial users” (or persons related to “substantial users”) of facilities financed by industrial development or private activity bonds should consult their tax advisers before purchasing shares of the Fund. “Substantial user” is defined in applicable Treasury regulations to include a “non-exempt person” who regularly uses in its trade or business a part of a facility financed from the proceeds of industrial development bonds, and the same definition should apply in the case of private activity bonds.

23

Any recognized gain or income attributable to market discount on long-term tax-exempt municipal obligations (i.e., obligations with a term of more than one year) purchased after April 30, 1993 (except to the extent of a portion of the discount attributable to original issue discount), is taxable as ordinary income. A long-term debt obligation is generally treated as acquired at a market discount if purchased after its original issue at a price less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a de minimis exclusion.

From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on certain types of municipal obligations, and it can be expected that similar proposals may be introduced in the future. Under federal tax legislation enacted in 1986, the federal income tax exemption for interest on certain municipal obligations was eliminated or restricted. As a result of any such future legislation, the availability of municipal obligations for investment by the Fund and the value of the securities held by it may be affected.

In the course of managing its investments, the Fund may realize some short-term and long-term capital gains (and/or losses) as well as other taxable income. Any distributions by the Fund of its share of such capital gains (after reduction by any capital loss carryforwards) or other taxable income would be taxable to shareholders of the Fund. However, it is expected that such amounts, if any, would normally be insubstantial in relation to the tax-exempt interest earned by the Fund.

The Fund’s investments in options, futures contracts, hedging transactions, forward contracts (to the extent permitted) and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to a swap for more than one year). The tax treatment of many types of credit default swaps is uncertain.

Any loss realized upon the sale or exchange of Fund shares with a tax holding period of ^six months or less will be disallowed to the extent of any distributions treated as tax-exempt interest with respect to such shares and if the loss exceeds the disallowed amount, will be treated as a long-term capital loss to the extent of any distributions treated as long-term capital gain with respect to such shares. In addition, all or a portion of a loss realized on a redemption or other disposition of Fund shares may be disallowed under “wash sale” rules to the extent the shareholder acquired other shares of the same Fund (whether through the reinvestment of distributions or otherwise) within the period beginning 30 days before the redemption of the loss shares and ending 30 days after such date. Any disallowed loss will result in an adjustment to the shareholder’s tax basis in some or all of the other shares acquired.

Sales charges paid upon a purchase of shares subject to a front-end sales charge cannot be taken into account for purposes of determining gain or loss on a redemption or exchange of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of Fund shares ^(or shares of another fund) pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder’s tax basis in some or all of any other shares acquired.

Dividends and distributions on the Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses. Certain distributions declared in October, November or December and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared.

In general, dividends (other than capital gain dividends) paid to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign person”), are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). ^Before January 1, 2008, the Fund generally will not be required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned

24

directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Fund.

^Distributions to foreign persons that are paid ^on or before December 31, 2007 and are attributable to ^gains from the sale or exchange of “U.S. real property interests,” ^which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in “U.S. real property holding corporations” such as ^REITS, ^will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations. It is not expected that a significant portion of the Fund’s distributions will be attributable to gains from the sale or exchange of USRPIs.

Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number (“TIN”) and certain certifications required by the Internal Revenue Service (the “IRS”) as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker, may be subject to “backup” withholding of federal income tax arising from the Fund’s taxable dividends and other distributions as well as the proceeds of redemption transactions (including repurchases and exchanges), at a rate of 28% for amounts paid through 2010. The backup withholding rate will be 31% for amounts paid thereafter. An individual’s TIN is generally his or her social security number.

Under Treasury regulations, if a shareholder realizes a loss on disposition of a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. ^

The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, foreign investors, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the federal, state, local, and, where applicable, foreign tax consequences of investing in the Fund.

PORTFOLIO SECURITIES TRANSACTIONS

Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by BMR, the Fund’s investment adviser. The Fund is responsible for the expenses associated with portfolio transactions. The investment adviser is also responsible for the execution of transactions for all other accounts managed by it. The investment adviser places the portfolio security transactions for execution with many firms. The investment adviser uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the investment adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the executing firm’s services including the responsiveness of the firm to the investment adviser, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in other transactions, and the reasonableness of the spread or commission, if any. In addition, the investment adviser may consider the receipt of Proprietary Research Services (as defined below), provided it does not compromise the investment adviser’s obligation to seek best overall execution for the Fund. The investment adviser may engage in portfolio brokerage transactions with a broker-dealer firm that sells shares of Eaton Vance funds, provided such transactions are not directed to that firm as compensation for the promotion or sale of such shares.

Municipal obligations, including state obligations, purchased and sold by the Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such obligations. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market for such obligations, and the difference between the bid and asked price is customarily referred to as the spread. The Fund may also purchase municipal obligations from underwriters, and dealers in fixed-price offerings, the cost of which may include undisclosed fees and concessions to the underwriters. On occasion it may be necessary or appropriate to purchase or sell a security through a broker on an agency basis, in which case the Fund will incur a brokerage commission. Although spreads or commissions on portfolio security transactions will, in the judgment of the investment adviser, be reasonable in relation to the value of the services provided, spreads or commissions exceeding those which another firm might charge may be paid to firms who were selected to execute transactions on behalf of the Fund and the investment adviser’s other clients for providing brokerage and research services to the investment adviser.

25

As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction may receive a commission that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the investment adviser determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made either on the basis of that particular transaction or on the basis of overall responsibilities which the investment adviser and its affiliates have for accounts over which they exercise investment discretion. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the “Research Services” referred to in the next paragraph. The investment adviser may also receive Research Services from underwriters and dealers in fixed-price offerings.

It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, analytical, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities (“Research Services”) from broker-dealer firms that execute portfolio transactions for the clients of such advisers and from affiliates of executing broker-dealers. Investment advisers also commonly receive Research Services from research providers that are not affiliated with an executing broker-dealer, but which have entered into payment arrangements involving an executing broker-dealer (“Third Party Research Services”). In a typical Third Party Research Services arrangement involving transactions in municipal obligations, an executing broker-dealer enters into an arrangement with an investment adviser pursuant to which the investment adviser receives a credit for portfolio transactions executed for its clients through that broker-dealer. These credits are referred to herein as “research credits” and are primarily generated as the result of acquisitions of new issuances of municipal obligations in fixed-price offerings. The amount of the research credit generated as the result of a particular transaction is typically a negotiated percentage of the offering price of the municipal obligations. The investment adviser may use research credits to acquire Third Party Research Services, which are then paid for by the executing broker-dealer. The investment adviser may receive Research Services and Third Party Research Services consistent with the foregoing.

Research Services received by the investment adviser may include such matters as general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, proxy voting data and analysis services, technical analysis of various aspects of the securities markets, recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by the investment adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to the investment adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client’s account or of a few clients’ accounts, or may be useful for the management of merely a segment of certain clients’ accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The investment adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and may attempt to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which the investment adviser believes are useful or of value to it in rendering investment advisory services to its clients.

In the event that the investment adviser uses research credits generated from the Fund securities transactions to pay for Third Party Research Services (as described above), the investment adviser has agreed to reduce the advisory fee payable by the Fund by the amount of such research credits generated as the result of portfolio transactions occurring on or after May 1, 2004. However, the investment adviser generally does not expect to acquire Third Party Research Services with research credits.

Some executing broker-dealers develop and make available directly to their brokerage customers proprietary Research Services (“Proprietary Research Services”). As a general matter, broker-dealers bundle the cost of Proprietary Research Services with trade execution services rather than charging separately for each. In such circumstances, the cost or other value of the Proprietary Research Services cannot be determined. The advisory fee paid by the Fund will not be reduced in connection with the receipt of Proprietary Research Services by the investment adviser.

The investment companies sponsored by the investment adviser or its affiliates may allocate trades in such offerings to acquire information relating to the performance, fees and expenses of such companies and other mutual funds, which

26

information is used by the Trustees of such companies to fulfill their responsibility to oversee the quality of the services provided by various entities, including the investment adviser, to such companies. Such companies may also pay cash for such information.

Municipal obligations considered as investments for the Fund may also be appropriate for other investment accounts managed by the investment adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of such other accounts simultaneously, the investment adviser will allocate the security transactions (including “hot” issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the investment adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Trustees of the Trust that the benefits from the investment adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

The following table shows brokerage commissions paid during the ^each of the three fiscal years ended January 31, 2006, 2005 and 2004, as well as the amount of ^Fund security transactions for the most recent fiscal year (if any) that were directed to firms that provided some Research Services to the investment adviser or its affiliates, and the commissions paid in connection therewith. As described above, the investment adviser may consider the receipt of Research Services in selecting a broker-dealer firm, provided it does not compromise the investment adviser’s obligation to seek best overall execution.

^
		Amount of Transactions	Commissions Paid on
Fiscal Year	Brokerage	Directed to Firms	Transactions Directed to
End	Commission Paid	Providing Research	Firms Providing Research

^January 31, 2006*	$75,140	$0	$0
January 31, 2005*	$95,413**
^January 31, 2004*	$37,719

*For the fiscal year ended January 31, 2006, represents brokerage commissions paid by the Fund. For the fiscal year ended January 31, 2005, represents brokerage commissions paid by the Fund and the Portfolio and for the fiscal year ended January 31, 2004, represents brokerage commissions paid by the Portfolio.

**The increase in brokerage commissions for the fiscal year ended January 31, 2005 reflects an increase in the number and dollar amount of portfolio transactions involving permitted securities.

FINANCIAL STATEMENTS

The audited financial statements of, and the report of the independent registered public accounting firm for the Fund, appear in the Fund’s most recent annual report to shareholders and are incorporated by reference into this SAI. A copy of the annual report accompanies this SAI.

Householding. Consistent with applicable law, duplicate mailings of shareholder reports and certain other Fund information to shareholders residing at the same address may be eliminated.

Registrant incorporates by reference the audited financial information and the report of the independent registered public accounting firm for the Fund for the fiscal year ended January 31, ^2006, as previously filed electronically with the SEC (Accession No. 0001104659-^06-022145).

27

APPENDIX A

Class A Fees, Performance & Ownership

Sales Charges, Distribution and Service Fees and Repurchase Transaction Fees. For the fiscal year ended ^January 31, 2006, the following table shows (1) total sales charges paid by the Fund, (2) sales charges paid to investment dealers, (3) sales charges paid to the principal underwriter, (4) CDSC payments to the principal underwriter, (5) total distribution and service fees paid by the Fund, (6) service fees paid to investment dealers, and (7) repurchase transaction fees paid to the principal underwriter. ^Distribution and service fees that were not paid to investment dealers were retained by the principal underwriter.

Repurchase
			CDSC Paid to	Total Distribution		Transaction Fees
Total Sales	Sales Charges to	Sales Charges to	Principal	and Service	Service Fees Paid	Paid to Principal
Charges Paid	Investment Dealers	Principal Underwriter	Underwriter	Fees Paid	to Investment Dealers	Underwriter

$^2,975,745	$^2,829,318	$^146,427	$^69,000	$^1,015,018	$^632,706	$^1,753

For the fiscal years ended ^January 31, 2005and January 31, 2004, total sales charges of ^$2,219,123and $1,590,322, respectively, were paid on sales of Class A, of which the principal underwriter received ^$110,441and $76,131, respectively. The balance of such amounts was paid to investment dealers.

^

Performance Information. The table below indicates the average annual total return (both before and after taxes) on a hypothetical investment ^of $1,^000 in this Class of shares for the ^periods shown in the^table. Any return presented with ^an asterisk (^*) includes the effect of subsidizing expenses. Returns would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund^’s past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund^’s current performance may be lower or higher than the quoted return. For the Fund’s performance as of the most recent month-end, please refer to www.eatonvance.com.

About Returns After Taxes. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period, or because the taxable portion of distributions made during the period was insignificant. Also, Return After Taxes on Distributions and Redemption for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. A portion of the distributions made in the current year may be recharacterized as taxable after year-end.

^

Length of Period Ended ^January 31, 2006
Average Annual Total Return:	One Year	Five Years	Ten Years

Before Taxes and Excluding Maximum Sales Charge	^7.14%	^7.41%	^5.99%
Before Taxes and Including Maximum Sales Charge	^2.08%	^6.37%	^5.48%
After Taxes on Distributions and Excluding Maximum Sales Charge	^7.13%	^7.40%	^5.98%
After Taxes on Distributions and Including Maximum Sales Charge	^2.07%	^6.36%	^5.47%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge	^6.59%	^7.27%	^6.02%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge	^3.22%	^6.34%	^5.55%

28

Control Persons and Principal Holders of Securities. At ^May 1, 2006, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of the Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

:^

Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	^14.2%
Citigroup Global Markets, Inc.	New York, NY	^6.1%
Charles Schwab & Co., Inc.	San Francisco, CA	^5.9%

To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of the Fund as of such date.

29

APPENDIX B

Class B Fees, Performance & Ownership

Distribution, Service and Repurchase Transaction Fees. For the fiscal year ended ^January 31, 2006, the following table shows (1) sales commissions paid by the principal underwriter to investment dealers on sales of Class B shares, (2) distribution fees paid to the principal underwriter under the Distribution Plan, (3) CDSC payments to the principal underwriter, (4) uncovered distribution charges under the Distribution Plan (dollar amount and as a percentage of net assets attributable to Class B), (5) service fees paid under the Distribution Plan, (6) service fees paid to investment dealers, and (7) repurchase transaction fees paid to the principal underwriter. The service fees paid by the Fund that were not paid to investment dealers were retained by the principal underwriter.

^

Repurchase
	Commission Paid						Transaction
	by Principal	Distribution Fee		Uncovered Distribution		Service Fees	Fees Paid to
	Underwriter to	Paid to	CDSC Paid to	Charges (as a % of Class	Service	Paid to	Principal
	Investment Dealers	Principal Underwriter	Principal Underwriter	Net Assets)	Fees	Investment Dealers	Underwriter

	$^507,816	$^1,158,206	$^352,000	$^18,853,000 (13.1%)	$^390,505	$^317,837	$^1,213
^

Performance Information. The table below indicates the average annual total return (both before and after taxes) on a hypothetical investment of $1,000 in this Class of shares for the periods shown in the table. Any return presented with an asterisk (*) includes the effect of subsidizing expenses. Returns would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund^’s past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund^’s current performance may be lower or higher than the quoted return. For the Fund’s performance as of the most recent month-end, please refer to www.eatonvance.com.

About Returns After Taxes. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period, or because the taxable portion of distributions made during the period was insignificant. Also, Return After Taxes on Distributions and Redemption for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. A portion of the distributions made in the current year may be recharacterized as taxable after year-end.

^

Length of Period Ended ^January 31, 2006
Average Annual Total Return:	One Year	Five Years	Ten Years

Before Taxes and Before Deducting CDSC	^6.34%	^6.64%	^5.24%
Before Taxes and After Deducting CDSC	^1.34%	^6.33%	^5.24%
After Taxes on Distributions and Before Deducting CDSC	^6.34%	^6.63%	^5.23%
After Taxes on Distributions and After Deducting CDSC	^1.34%	^6.32%	^5.23%
After Taxes on Distributions and Redemption and Before Deducting CDSC	^5.80%	^6.50%	^5.27%
After Taxes on Distributions and Redemption and After Deducting CDSC	^2.55%	^6.24%	^5.27%

30

Control Persons and Principal Holders of Securities. At ^May 1, 2006, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of the Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

:

Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	^21.^9%
Citibroup Global Markets, Inc.	New York, NY	^8.^1%

To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of the Fund as of such date.

31

APPENDIX C

Class C Fees, Performance & Ownership

Distribution, Service and Repurchase Transaction Fees. For the fiscal year ended ^January 31, 2006, the following table shows (1) sales commissions paid by the principal underwriter to investment dealers on sales of Class C shares, (2) distribution fees paid to the principal underwriter under the Distribution Plan, (3) CDSC payments to the principal underwriter, (4) uncovered distribution charges under the Distribution Plan (dollar amount and as a percentage of net assets attributable to Class C), (5) service fees paid under the Distribution Plan, (6) service fees paid to investment dealers, and (7) repurchase transaction fees paid to the principal underwriter. The service fees paid by the Fund that were not paid to investment dealers were retained by the principal underwriter.

^

Commission Paid						Repurchase
by Principal	Distribution Fee		Uncovered Distribution		Service Fees	Transaction
Underwriter to	Paid to	CDSC Paid to	Charges (as a % of Class	Service	Paid to	Fees Paid to
Investment Dealers	Principal Underwriter	Principal Underwriter	Net Assets)	Fees	Investment Dealers	Principal Underwriter

$^583,021	$^1,018,312	$^30,000	$^13,656,000 (8.1%)	$^339,337	$^194,339	$^830

Performance Information. The table below indicates the average annual total return (both before and after taxes) on a hypothetical investment in shares of $1,000. Total return for the period prior to ^June 18, 1997 reflects the total return of ^the ^Fund^’s ^Class Bshares, adjusted to reflect the Class C CDSC. The Class B total return has not been adjusted to reflect certain other expenses (such as distribution and/or service fees). If such adjustments were made, the Class C total return would be different. Any return presented with an asterisk (*) includes the effect of subsidizing expenses. Returns would have been lower without subsidies.

Total returns are historical and are calculated by determining the percentage change in net asset value or public offering price with all distributions reinvested. The Fund^’s past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value of Fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund^’s current performance may be lower or higher than the quoted return. For the Fund’s performance as of the most recent month-end, please refer to www.eatonvance.com.

About Returns After Taxes. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period, or because the taxable portion of distributions made during the period was insignificant. Also, Return After Taxes on Distributions and Redemption for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. A portion of the distributions made in the current year may be recharacterized as taxable after year-end.

^

Length of Period Ended ^January 31, 2006
Average Annual Total Return:	One Year	Five Years	Ten Years

Before Taxes and Before Deducting CDSC	^6.24%	^6.62%	^5.20%
Before Taxes and After Deducting CDSC	^5.24%	^6.62%	^5.20%
After Taxes on Distributions and Before Deducting CDSC	^6.23%	^6.61%	^5.19%
After Taxes on Distributions and After Deducting CDSC	^5.23%	^6.61%	^5.19%
After Taxes on Distributions and Redemption and Before Deducting CDSC	^5.74%	^6.48%	^5.23%
After Taxes on Distributions and Redemption and After Deducting CDSC	^5.09%	^6.48%	^5.23%

32

Control Persons and Principal Holders of Securities. At ^May 1, 2006, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of the Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

:^

Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	^33.6%
Citigroup Global Markets, Inc.	New York, NY	^6.1%

To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of the Fund as of such date.

33

APPENDIX D

RATINGS

The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on a particular date.

Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. Evaluation of these bonds is dependent on the investment adviser’s judgment, analysis and experience in the evaluation of such bonds.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer’s ability to make interest and principal payments.

Moody’s Investors Service, Inc.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.	An application for rating was not received or accepted.

2.	The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

3.	There is a lack of essential data pertaining to the issue or issuer.

4.	The issue was privately placed, in which case the rating is not published in Moody's publications.

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Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Moody’s applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Municipal Short-Term Obligations

MIG/VMIG Ratings U.S. Short-Term Ratings: In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody’s Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.

In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue’s specific structural or credit features.

MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Standard & Poor’s Ratings Group Investment Grade

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally ^exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

35

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC: The rating CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but debt service payments are continued.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

P: The letter “P” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

L: The letter “L” indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Deposit Insurance Corp. and interest is adequately collateralized. In the case of certificates of deposit, the letter “L” indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Municipal Notes

S&P note ratings reflect the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

  Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).
  Sources of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics will be given a plus(+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Fitch Ratings

Investment Grade Bond Ratings

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

36

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA”. Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+”.

A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

High Yield Bond Ratings

BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC:	Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C:	Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR: Indicates that Fitch does not rate the specific issue.

Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Investment Grade Short-Term Ratings

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+”.

F-2: Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the “F-1+” and “F-1” categories.

F-3: Fair Credit Quality. Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse change could cause these securities to be rated below investment grade.

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APPENDIX E

EATON VANCE FUNDS PROXY VOTING POLICY AND PROCEDURES

I. Overview

The Boards of Trustees (the “Boards”) of the Eaton Vance Funds (the “Funds”) recognize that it is their fiduciary responsibility to actively monitor the Funds’ operations. The Boards have always placed paramount importance on their oversight of the implementation of the Funds’ investment strategies and the overall management of the Funds’ investments. A critical aspect of the investment management of the Funds continues to be the effective assessment and voting of proxies relating to the Funds’ portfolio securities. While the Boards will continue to delegate the day-to-day responsibilities relating to the management of the proxy-voting process to the relevant investment adviser or sub-adviser, if applicable, of the Fund (or its underlying portfolio in the case of a master-feeder arrangement), the Boards have determined that it is in the interests of the Funds’ shareholders to adopt these written proxy voting policy and procedures (the “Policy”). For purposes of this Policy the term “Fund” shall include a Fund’s underlying portfolio in the case of a master-feeder arrangement and the term “Adviser” shall mean the adviser to a Fund or its sub-adviser if a sub-advisory relationship exists.

II. Delegation of Proxy Voting Responsibilities

Pursuant to investment advisory agreements between each Fund and its Adviser, the Adviser has long been responsible for reviewing proxy statements relating to Fund investments and, if the Adviser deems it appropriate to do so, to vote proxies on behalf of the Funds. The Boards hereby formally delegate this responsibility to the Adviser, except as otherwise described in this Policy. In so doing, the Boards hereby adopt on behalf of each Fund the proxy voting policies and procedures of the Adviser(s) to each Fund as the proxy voting policies and procedures of the Fund. The Boards recognize that the Advisers may from time to time amend their policies and procedures. The Advisers will report material changes to the Boards in the manner set forth in Section IV below. In addition, the Boards will annually review and approve the Advisers’ proxy voting policies and procedures.

III. Delegation of Proxy Voting Disclosure Responsibilities

^

The Securities and Exchange Commission (the “Commission”) recently enacted certain new reporting requirements for registered investment companies. The Commission’s new regulations require that funds (other than those which invest exclusively in non-voting securities) make certain disclosures regarding their proxy voting activities. The most significant disclosure requirement for the Funds is the duty pursuant to Rule 30b1-4 promulgated under the Investment Company Act of 1940, as amended (the “1940 Act”), to file Form N-PX no later than August 31st of each year beginning in 2004. Under Form N-PX, each Fund will be required to disclose, among other things, information concerning proxies relating to the Fund’s portfolio investments, whether or not the Fund (or its Adviser) voted the proxies relating to securities held by the Fund and how it voted in the matter and whether it voted for or against management.

The Boards hereby delegate to each Adviser the responsibility for recording, compiling and transmitting in a timely manner all data required to be filed on Form N-PX to Eaton Vance Management, which acts as administrator to each of the Funds (the “Administrator”), for each Fund that such Adviser manages. The Boards hereby delegate the responsibility to file Form N-PX on behalf of each Fund to the Administrator.

IV. Conflicts of Interest

The Boards expect each Adviser, as a fiduciary to the Fund(s) it manages, to put the interests of each Fund and its shareholders above those of the Adviser. In the event that in connection with its proxy voting responsibilities a material conflict of interest arises between a Fund’s shareholders and the Fund’s Adviser or the Administrator (or any of their affiliates) or any affiliated person of the Fund, and the Proxy Administrator intends to vote the proxy in a manner inconsistent with the guidelines approved by the Board, the Adviser, to the extent it is aware or reasonably should have been aware of the material conflict, will refrain from voting any proxies related to companies giving rise to such material conflict until it notifies and consults with the appropriate Board(s^), or a committee or sub-committee of such Board concerning the material conflict.

38

Once the Adviser notifies the relevant Board(s^), committee or sub-committee of the Board, of the material conflict, the Board(s^), committee or sub-committee, shall convene a meeting ^to review and consider all relevant materials related to the proxies involved. In considering such proxies, the Adviser shall make available all materials requested by the ^Board, committee or sub-committee and make reasonably available appropriate personnel to discuss the matter ^upon ^request. The ^Board, committee or sub-committee will instruct the Adviser on the appropriate course of action. If the ^Board, committee or sub-committee is unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund(s) involved, each Adviser will have the right to vote such proxy, provided that it discloses the existence of the material conflict to the ^Board, committee or sub-committee at its next meeting. Any determination regarding the voting of proxies of each Fund that is made by the committee or sub-committee shall be deemed to be a good faith determination regarding the voting of proxies by the full Board.

V. Reports

The Administrator shall make copies of each Form N-PX filed on behalf of the Funds available for the Boards’ review upon the Boards’ request. The Administrator (with input from the Adviser for the relevant Fund(s)) shall also provide any reports reasonably requested by the Boards regarding the proxy voting records of the Funds.

Each Adviser shall annually report any material changes to such Adviser’s proxy voting policies and procedures to the relevant Board(s) and the relevant Board(s) will annually review and approve the Adviser’s proxy voting policies and procedures. Each Adviser shall report any changes to such Adviser’s proxy voting policies and procedures to the Administrator prior to implementing such changes in order to enable the Administrator to effectively coordinate the Funds’ disclosure relating to such policies and procedures.

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APPENDIX F EATON VANCE MANAGEMENT BOSTON MANAGEMENT AND RESEARCH PROXY VOTING POLICIES AND PROCEDURES

I. Introduction

Eaton Vance Management, Boston Management and Research and Eaton Vance Investment Counsel (each an “Adviser” and collectively the “Advisers”) have each adopted and implemented policies and procedures that each Adviser believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Advisers’ authority to vote the proxies of their clients is established by their advisory contracts or similar documentation, such as the Eaton Vance Funds Proxy Voting ^Policy and Procedures. These proxy policies and procedures reflect the U.S. Securities and Exchange Commission (“SEC”) requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94 -2 (July 29, 1994)^.

II. Overview

Each Adviser manages its clients’ assets with the overriding goal of seeking to provide the greatest possible return to such clients consistent with governing laws and the investment policies of each client. In pursuing that goal, each Adviser seeks to exercise its clients’ rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities with the principle aim of maintaining or enhancing the companies’ economic value^.

The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval (for example, the election of directors or the approval of a company’s stock option plans for directors, officers or employees). Each Adviser is adopting the formal written ^Guidelines described in detail below and will utilize such ^Guidelines in voting proxies on behalf of its clients. These ^Guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders and to align the interests of management with those of shareholders^.

Each Adviser will vote any proxies received by a client for which it has sole investment discretion through a third-party proxy voting service (“Agent”) in accordance with customized policies, as approved by the Boards of Trustees of the Eaton Vance Funds and, with respect to proxies referred back to the Adviser by the Agent pursuant to the Guidelines, in a manner that is reasonably designed to eliminate any potential conflicts of interest, as described more fully below. The Agent is currently Institutional Shareholder Services Inc. Proxies will be voted in accordance with client-specific guidelines and an Eaton Vance Fund’s sub-adviser’s proxy voting policies and procedures, if applicable.

No set of guidelines can anticipate all situations that may arise. In special cases, the Proxy Administrator (the person specifically charged with the responsibility to oversee the Agent and coordinate the voting of proxies referred back to the Adviser by the Agent) may seek insight from the Proxy Group established by the Advisers. The Proxy Group will assist in the review of the Agent’s recommendation when a proxy voting issue is referred to the Proxy Group through the Proxy Administrator. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, may change at the Advisers’ discretion.

III. Roles and Responsibilities

^A. Proxy ^Administrator

^

The Proxy Administrator will assist in the coordination of the voting of each client’s proxy in accordance with the Guidelines below and the Funds’ Proxy Voting Policy and Procedures. The Proxy Administrator is authorized to direct the Agent to vote a proxy in accordance with the Guidelines. Responsibilities assigned herein to the Proxy Administrator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ affiliates as are deemed appropriate by the Proxy Group.

B. ^Agent

^

An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, shall be engaged to assist in the voting of proxies. The Agent is currently Institutional Shareholder Services Inc. The Agent is responsible for coordinating with the clients’ custodians and the Advisers to ensure that all proxy materials received by the

40

custodians relating to the portfolio securities are processed in a timely fashion. The Agent is required to vote and/or refer all proxies in accordance with the Guidelines below. The Agent shall retain a record of all proxy votes handled by the Agent. Such record must reflect all of the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act of 1940. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to an Adviser upon request.

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

C. ^Proxy Group

The Adviser shall establish a Proxy Group which shall assist in the review of the Agent’s recommendations when a proxy voting issue has been referred to the Proxy Administrator by the Agent. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, may be amended from time to time at the Advisers’ discretion.

For each proposal referred to the Proxy Group, the Proxy Group will review the (i) Guidelines, (ii) recommendations of the Agent, and (iii) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of the recommendation.

If the Proxy Group recommends a vote in accordance with the Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Administrator to so advise the Agent.

If the Proxy Group recommends a vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, or if the proxy statement relates to a conflicted company of the Agent, as determined by the Advisers, it shall follow the procedures for such voting outlined below.

The Proxy Administrator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event the Proxy Group cannot meet in a timely manner in connection with a voting deadline, the Proxy Administrator shall follow the procedures for such voting outlined below.

^Proxy Voting Guidelines (“^Guidelines”^)

A. General Policies

It shall generally be the policy of the Advisers to take no action on a proxy for which no client holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases except those highlighted below, it shall generally be the policy of the Advisers to vote in accordance with the recommendation by the Agent, Institutional Shareholder Services Inc.

When a fund client participates in the lending of its securities and the securities are on loan at the record date, proxies related to such securities generally will not be forwarded to the relevant Adviser by the fund’s custodian and therefore will not be voted. In the event that the Adviser determines that the matters involved would have a material effect on the applicable fund’s investment in the loaned securities, the fund will exercise its best efforts to terminate the loan in time to be able to cast such vote or exercise such consent.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject. The Guidelines relate to the types of proposals that are most frequently presented in proxy statements to shareholders. Absent unusual circumstances, each Adviser will utilize these Guidelines when voting proxies on behalf of its clients. The Guidelines may be revised at any time, provided such revisions are reported to the Boards of Trustees of the Eaton Vance Funds.

B. Proposals Regarding Mergers and Corporate Restructurings

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to Mergers and Corporate Restructurings.

C. Proposals Regarding Mutual Fund Proxies – Disposition of Assets/Termination/Liquidation and Mergers

41

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to the Disposition of Assets/Termination/Liquidation and Mergers contained in mutual fund proxies.

D. Corporate Structure Matters/Anti-Takeover Defenses

As a general matter, the Advisers ^will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible ^transactions (except in the case of closed-end management investment companies).

E. ^Social and Environmental Issues

The Advisers generally support management on social and environmental proposals.

F. ^Voting Procedures

Upon receipt of a referral from the Agent or upon advice from an Eaton Vance investment professional, the Proxy Administrator may solicit additional research from the Agent, as well as from any other source or service.

1. WITHIN-GUIDELINES VOTES: Votes in Accordance with the Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Administrator recommends a vote within Guidelines and/or, where applicable, in accordance with the Agent’s recommendation, the Proxy Administrator will instruct the Agent to vote in this manner.

2. NON-VOTES: Votes in Which No Action is Taken

The Proxy Administrator may recommend that a client refrain from voting under the following circumstances: (i) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with securities no longer held in the portfolio of a client or proxies being considered on behalf of a client that is no longer in existence; or (ii) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Administrator may instruct the Agent not to vote such proxy.

Reasonable efforts shall be made to secure and vote all other proxies for the clients, but, particularly in markets in which shareholders' rights are limited, Non-Votes may also occur in connection with a client's related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent's recommendation has been deemed to be conflicted, as provided for herein.

3. OUT-OF-GUIDELINES VOTES: Votes Contrary to Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent's Recommendation is Conflicted

If the Proxy Administrator recommends that a client vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Guidelines are silent, or the Agent's recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, the Proxy Administrator will forward the Agent’s analysis and recommendation and any research obtained from the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent as it deems necessary. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group. The Adviser will provide a report to the Boards of Trustees of the Eaton Vance Funds reflecting any votes cast contrary to the Guidelines or Agent Recommendation, as applicable, and shall do so no less than annually.

The Proxy Administrator will maintain a record of all proxy questions that have been referred by the Agent, all applicable recommendations, analysis and research received and any resolution of the matter.

^V. Recordkeeping

The Advisers will maintain records relating to the proxies they vote on behalf of their clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended. Those records will include:

42

*	^A copy of the Advisers’ proxy voting policies and procedures;

*^

*	Proxy statements received regarding client securities. Such proxy statements received from issuers are either in the SEC’s EDGAR database or are kept by the Agent and are available upon request;

*	A record of each vote cast^;

*	A copy of any document created by the Advisers that was material to making a decision on how to vote a proxy for a client or that memorializes the basis for such a decision; and

*	Each written client request for proxy voting records and the Advisers’ written response to any client request
(whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of the Advisers or their Agent for two years after they are created.

^VI.Assessment of Agent and Identification and Resolution of Conflicts with Clients A. Assessment of Agent

The Advisers shall establish that the Agent (i) is independent from the Advisers, (ii) has resources that indicate it can competently provide analysis of proxy issues, and (iii) can make recommendations in an impartial manner and in the best interests of the clients and, where applicable, their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do so not less than annually as well as prior to engaging the services of any new proxy voting service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent's independence, competence or impartiality.

B. Conflicts of Interest

As fiduciaries to their clients, each Adviser puts the interests of its clients ahead of its own. In order to ensure that relevant personnel of the Advisers are able to identify potential material conflicts of interest, each Adviser will take the following steps:

*	Quarterly, the Eaton Vance Legal and Compliance ^Department will seek information from the department heads of each department of the Advisers and of Eaton Vance Distributors, Inc. (“EVD”) (an affiliate of the Advisers and principal underwriter of ^certain Eaton Vance Funds). Each department head will be asked to provide a list of significant clients or prospective clients of the Advisers or EVD. ^

*	A representative of the Legal and Compliance ^Department will compile a list of the companies identified (the
“Conflicted Companies”) and provide that list to the Proxy Administrator.

*	The Proxy Administrator will compare the list of Conflicted Companies with the names of companies for which he or she ^has ^been referred a proxy ^statement (the “Proxy Companies”). If a Conflicted Company is also a Proxy
Company, the Proxy Administrator will report that fact to the ^Proxy Group.

*^

*	^If the Proxy Administrator expects to instruct the Agent to vote the proxy of the Conflicted Company strictly according to the ^Guidelines contained in these Proxy Voting Policies and Procedures (the “Policies”^) or the
recommendation of the Agent, as applicable, he or she will (i) inform the ^Proxy Group of that fact, (ii) instruct the Agent to vote the proxies and (iii) record the existence of the material conflict and the resolution of the matter.

*^

*	If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines contained herein or the recommendation of the Agent, as applicable, the Proxy Group, in consultation with Eaton
Vance senior management, will then determine if a material conflict of interest exists between the relevant
Adviser and its clients. If the Proxy Group, in consultation with Eaton Vance senior management, determines that a material conflict exists, prior to instructing the Agent to vote any proxies relating to these Conflicted
Companies the Adviser will seek instruction on how the proxy should be voted from:

* The client, in the case of an individual or corporate client^;

* In the case of a Fund, its board of directors, or any committee or sub-committee identified by the board; ^or

* The adviser, in situations where the Adviser acts as a sub-adviser to such adviser^.

43

The Adviser will provide all reasonable assistance to each party to enable such party to make an informed decision.

If the client, ^Fund board or adviser, as the case may be, fails to instruct the Adviser on how to vote the proxy, the Adviser will generally instruct the Agent, through the Proxy Administrator, to abstain from voting in order to avoid the appearance of impropriety. If however, the failure of the Adviser to vote its clients’ proxies would have a material adverse economic impact on the Advisers’ clients’ securities holdings in the Conflicted Company, the Adviser may instruct the Agent, through the Proxy Administrator, to vote such proxies in order to protect its clients’ interests. In either case, the Proxy Administrator will record the existence of the material conflict and the resolution of the matter.

^The Advisers shall also identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations. Such information shall include, but is not limited to, a monthly report from the Agent detailing the Agent’s Corporate Securities Division clients and related revenue data. The Advisers shall review such information on a monthly basis. The Proxy Administrator shall instruct the Agent to refer any proxies for which a material conflict of the Agent is deemed to be present to the Proxy Administrator. Any such proxy referred by the Agent shall be referred to the Proxy Group for consideration accompanied by the Agent’s written analysis and voting recommendation. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

44

                                                         PART C - OTHER INFORMATION

Item 23.                   Exhibits (with inapplicable items omitted)

(a)	(1)	Declaration of Trust of Eaton Vance Municipals Trust II dated October 25, 1993, filed as
Exhibit (1)(a) to Post-Effective Amendment No. 4 filed March 1, 1996 (Accession No.
0000950156-96-000229) and incorporated herein by reference.

(2)	Amendment dated June 23, 1997 to the Declaration of Trust filed as Exhibit (1)(b) to Post-
Effective Amendment No. 10 filed January 30, 1998 (Accession No. 0000950156-98-000117)
and incorporated herein by reference.

(3)	Amendment and Restatement of Establishment and Designation of Series of Shares dated
March 24, 1997 filed as Exhibit (1)(b) to Post-Effective Amendment No. 7 filed March 28,
1997 (Accession No. 0000950156-97-000353) and incorporated herein by reference.

(4)	Establishment and Designation of Classes of Shares of Beneficial Interest, without Par Value, dated October 18, 1996 filed as Exhibit (1)(c) to Post-Effective Amendment No. 7 filed March
28, 1997 (Accession No. 0000950156-97-000353) and incorporated herein by reference.

(b)	(1)	By-Laws dated October 25, 1993 filed as Exhibit (2)(a) to Post-Effective Amendment No. 4 filed March 1, 1996 (Accession No. 0000950156-96-000229) and incorporated herein by reference.

	(2)	Amendment to By-Laws dated December 13, 1993 filed as Exhibit (b)(2) to Post-Effective Amendment No. 4 filed March 1, 1996 (Accession No. 0000950156-96-000229) and incorporated herein by reference.

	(3)	Amendment to By-Laws dated June 18, 2002 filed as Exhibit (b)(3) to Post-Effective Amendment No. 17 filed May 27, 2003 (Accession No. 0000940394-03-000340) and incorporated herein by reference.

	(4)	Amendment to By-Laws dated February 7, 2005 filed as Exhibit (b)(4) to Post-Effective Amendment No. 19 filed March 31, 2005 (Accession No. 09000940394-05-000382) and incorporated herein by reference.

(c)		Reference is made to Item 23(a) and 23(b) above.
(d)	(1)	Investment Advisory Agreement dated September 10, 2004 with Boston Management and
Research for Eaton Vance Florida Municipals Fund filed as Exhibit (d)(1) to Post-Effective
Amendment No. 20 filed May 26, 2005 (Accession No. 0000950156-05-000681) and incorporated herein by reference.

(2)	Investment Advisory Agreement dated September 10, 2004 with Boston Management and
Research for Eaton Vance Hawaii Municipals Fund filed Exhibit (d)(2) to Post-Effective
Amendment No. 20 filed May 26, 2005 (Accession No. 0000950156-05-000681) and incorporated herein by reference.

(3)	(a)	Investment Advisory Agreement dated September 10, 2004 with Boston Management and
Research for Eaton Vance High Yield Municipals Fund filed Exhibit (d)(3)(a) to Post-Effective
Amendment No. 20 filed May 26, 2005 (Accession No. 0000950156-05-000681) and incorporated herein by reference.

                                                                                      C-1

(b)	Fee Reduction Agreement Agreement dated September 10, 2004 with Boston Management and Research for Eaton Vance High Yield Municipals Fund filed Exhibit (d)(3)(b) to Post-
Effective Amendment No. 20 filed May 26, 2005 (Accession No. 0000950156-05-000681)
and incorporated herein by reference.

(4)	Investment Advisory Agreement dated September 10, 2004 with Boston Management and
Research for Eaton Vance Kansas Municipals Fund filed Exhibit (d)(4) to Post-Effective
Amendment No. 20 filed May 26, 2005 (Accession No. 0000950156-05-000681) and incorporated herein by reference.

(e)	(1)	Distribution Agreement between Eaton Vance Municipals Trust II and Eaton Vance
Distributors, Inc. effective June 23, 1997 with attached Schedule A effective June 23, 1997 filed as Exhibit (6)(a) to Post-Effective Amendment No. 10 filed January 30, 1998 (Accession
No. 0000950156-98-000117) and incorporated herein by reference.

(2)	Selling Group Agreement between Eaton Vance Distributors, Inc. and Authorized Dealers
filed as Exhibit (6)(b) to Post-Effective Amendment No. 61 of Eaton Vance Growth Trust (File
Nos. 2-22019, 811-1241) filed December 28, 1995 (Accession No. 0000950156-95-000883)
and incorporated herein by reference.

(f)	The Securities and Exchange Commission has granted the Registrant an exemptive order that permits the Registrant to enter into deferred compensation arrangements with its independent
Trustees. See in the Matter of Capital Exchange Fund, Inc., Release No. IC-20671 (November
1, 1994).

(g)	(1)	Custodian Agreement with Investors Bank & Trust Company dated August 1, 1995 filed as
Exhibit (8)(a) to Post-Effective Amendment No. 4 filed March 1, 1996 (Accession No.
0000950156-96-000229) and incorporated herein by reference.

(2)	Amendment to Custodian Agreement with Investors Bank & Trust Company dated October
23, 1995 filed as Exhibit (8)(b) to Post-Effective Amendment No. 4 filed March 1, 1996
(Accession No. 0000950156-96-000229) and incorporated herein by reference.

(3)	Amendment to Master Custodian Agreement with Investors Bank & Trust Company dated
December 21, 1998 filed as Exhibit (g)(3) to Post-Effective Amendment No. 78 of Eaton
Vance Municipals Trust (File Nos. 33-572, 811-4409) filed January 25, 1999 (Accession No.
0000950156-99-000050) and incorporated herein by reference.

(4)	Extension Agreement dated August 31, 2005 to Master Custodian agreement with Investors
Bank & Trust Company filed as Exhibit (j)(2) to Pre-Effective Amendment No. 2 of Eaton
Vance Tax-Managed Global Buy-Write Opportunities Fund N-2 (File Nos. 333-123961, 811-
21745) filed September 26, 2005 (Accession No. 0000940394-05-005528) and incorporated herein by reference.

(5)	Delegation Agreement dated December 11, 2000 with Investors Bank & Trust Company filed as Exhibit (j)(e) to the Eaton Vance Prime Rate Reserves N-2, Amendment No. 5 (File Nos.
333-32276, 811-05808) filed April 3, 2001 (Accession No. 0000940394-01-500125) and incorporated herein by reference.

                                                                                           C-2

(h)	(1)(a)	Amended Administrative Services Agreement between Eaton Vance Municipals Trust II (on behalf of each of its series) and Eaton Vance Management dated June 19, 1995 with attached schedules filed as Exhibit (9)(b) to Post-Effective Amendment No. 4 filed March 1, 1996
		(Accession No. 0000950156-96-000229) and incorporated herein by reference.

(b)	Amendment to Schedule A dated June 23, 1997 to the Amended Administrative Services
Agreement dated June 19, 1995 filed as Exhibit (9)(b) to Post-Effective Amendment No. 10 filed January 30, 1998 (Accession No. 0000950156-98-000117) and incorporated herein by
		reference.

(2)	Transfer Agency Agreement dated as of August 25, 2005 filed as Exhibit (h)(3) to Post-
Effective Amendment No. 109 of Eaton Vance Mutual Funds Trust (File Nos. 2-90946, 811-
4015) filed September 1, 2005 (Accession No. 0000940394-05-000983) and incorporated
		herein by reference.

(3)	Sub-Transfer Agency Services Agreement effective August 1, 2005 between PFPC Inc. and
Eaton Vance Management filed as Exhibit (h)(4) to Post-Effective Amendment No. 109 of
Eaton Vance Mutual Funds Trust (File Nos. 2-90946, 811-4015) filed August 25, 2005
		(Accession No. 0000940394-05-000983) and incorporated herein by reference.

(i)	(1)	Opinion of Internal Counsel filed as Exhibit (i)(1) to Post-Effective Amendment No. 12 filed April 1, 1999 (Accession No. 0000950156-99-000267) and incorporated herein by reference.

	(2)	Consent of Counsel dated May 25, 2006 filed herewith.
(j)	(1)	Consent of Independent Registered Public Accounting Firm for Eaton Vance Florida Insured Municipals Fund, Eaton Vance Hawaii Municipals Fund and Eaton Vance Kansas Municipals Fund filed herewith.

	(2)	Consent of Independent Registered Public Accounting Firm for Eaton Vance High Yield Municipals Fund filed herewith.

(m) (1)		Eaton Vance Municipals Trust II Class A Distribution Plan adopted June 23, 1997 and amended April 24, 2006 with attached Schedule A filed herewith.

(2)	Eaton Vance Municipals Trust II Class B Distribution Plan adopted June 23, 1997 with attached Schedule A effective June 23, 1997 filed as Exhibit (15)(b) to Post-Effective
Amendment No. 10 filed January 30, 1998 (Accession No. 0000950156-98-000117) and
		incorporated herein by reference.

(3) (a)	Eaton Vance Municipals Trust II Class C Distribution Plan adopted June 23, 1997 with attached Schedule A effective June 23, 1997 filed as Exhibit (15)(c) to Post-Effective
Amendment No. 10 filed January 30, 1998 (Accession No. 0000950156-98-000117) and
		incorporated herein by reference.

	(b)	Amendment to Schedule A dated November 14, 2005 of Eaton Vance Municipals Trust II Class C Distribution Plan adopted June 23, 1997 filed herewith.

(n)	(1)	Amended and Restated Multiple Class Plan for Eaton Vance Funds dated February 9, 2004 filed as Exhibit (o)(1) to Post-Effective Amendment No. 94 of Eaton Vance Mutual Funds
Trust (File Nos. 02-90946, 811-4015) filed February 26, 2004 (Accession No. 0000940394-
		04-000170) and incorporated herein by reference.

                                                                                             C-3

(2)	Schedule A effective April 24, 2006 to Amended and Restated Multiple Class Plan dated
February 9, 2004 filed as Exhibit (n)(2) to Post-Effective Amendment No. 79 of Eaton Vance
Special Investment Trust (File Nos. 2-27962, 811-1545) filed May 8, 2006 (Accession No.
0000940394-06-000495) and incorporated herein by reference.

(p)	Code of Ethics adopted by the Eaton Vance Corp., Eaton Vance Management, Boston
Management and Research, Eaton Vance Distributors, Inc. and the Eaton Vance Funds
effective September 1, 2000, as revised February 1, 2006, filed as Exhibit (p)(1) to Post-
Effective Amendment No. 94 of Eaton Vance Growth Trust (File Nos. 2-22019, 811-
1241)(Accession No. 0000940394-06-000125) filed January 27, 2006 and incorporated herein by reference.

(q)	(1)	Power of Attorney for Eaton Vance Municipals Trust II dated July 1, 2003 filed as Exhibit (q)(1) to Post-Effective Amendment No. 18 and incorporated herein by reference.

(2)	Power of Attorney for Eaton Vance Municipals Trust II dated April 29, 2005 filed as Exhibit
(q)(2) to Post-Effective Amendment No. 20 filed May 26, 2005 (Accession No. 0000950156-
05-000681) and incorporated herein by reference.

(3)	Power of Attorney for Eaton Vance Municipals Trust II dated November 1, 2005 filed as
Exhibit (q) to Post-Effective Amendment No. 102 of Eaton Vance Municipals Trust (File Nos.
33-572, 811-4409) filed November 29, 2005 (Accession No. 0000940394-05-001357) and
incorporated herein by reference.

Item 24. Persons Controlled by or Under Common Control

Not applicable

Item 25. Indemnification

Article IV of the Registrant’s Amended and Restated Declaration of Trust permits Trustee and officer indemnification by By-Law, contract and vote. Article XI of the By-Laws contains indemnification provisions.
Registrant’s Trustees and officers are insured under a standard mutual fund errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their capacities as such.
The distribution agreements of the Registrant also provide for reciprocal indemnity of the principal underwriter, on the one hand, and the Trustees and officers, on the other.

Item 26. Business and other Connections of Investment Adviser

Reference is made to: (i) the information set forth under the caption “Management and Organization” in the Statements of Additional Information; (ii) the Eaton Vance Corp. 10-K filed under the Securities Exchange Act of 1934 (File No. 1-8100); and (iii) the Form ADV of Eaton Vance Management (File No. 801-15930)and BMR
(File No. 801-43127) , filed with the Commission, all of which are incorporated herein by reference.

Item 27. Principal Underwriters

(a)	Registrant’s principal underwriter, Eaton Vance Distributors, Inc., a wholly-owned subsidiary of
Eaton Vance Management, is the principal underwriter for each of the registered investment companies named below:

Eaton Vance Advisers Senior Floating-Rate Fund	Eaton Vance Mutual Funds Trust
Eaton Vance Growth Trust	Eaton Vance Prime Rate Reserves
Eaton Vance Institutional Senior Floating-Rate Fund	Eaton Vance Series Trust II
Eaton Vance Investment Trust	Eaton Vance Special Investment Trust
Eaton Vance Municipals Trust	EV Classic Senior Floating-Rate Fund
Eaton Vance Municipals Trust II	Eaton Vance Variable Trust

(b)
(1)	(2)	(3)
Name and Principal	Positions and Offices	Positions and Offices
Business Address*	with Principal Underwriter	with Registrant
Ira Baron	Vice President	None
John Bercini	Vice President	None
Chris Berg	Vice President	None
Kate B. Bradshaw	Vice President	None
Timothy Breer	Vice President	None
Eric Caplinger	Vice President	None
Mark Carlson	Vice President	None
Tiffany Cayarga	Vice President	None
Randy Clark	Vice President	None
Michael Collins	Vice President	None
Daniel C. Cataldo	Vice President and Treasurer	None
Patrick Cosgrove	Vice President	None
Raymond Cox	Vice President	None
Peter Crowley	Vice President	None
Russell E. Curtis	Chief Operations Officer	None
Kevin Darrow	Vice President	None
Derek Devine	Vice President	None
Todd Dickinson	Vice President	None
John Dolan	Vice President	None
James Durocher	Vice President	None
Alan R. Dynner	Vice President, Secretary and Clerk	Secretary
Robert Ellerbeck	Vice President	None
Daniel Ethier	Vice President	None
Troy Evans	Vice President	None
Vince Falbo	Vice President	None
Richard A. Finelli	Vice President	None
Daniel Flynn	Vice President	None
James Foley	Vice President	None
Michael A. Foster	Vice President	None
Kathleen Fryer	Vice President	None
Anne Marie Gallagher	Vice President	None
William M. Gillen	Senior Vice President	None
Hugh S. Gilmartin	Vice President	None
Linda Grasso	Vice President	None
John Greenway	Vice President	None
Jorge Gutierrez	Vice President	None
Peter Hartman	Vice President	None
James B. Hawkes	Vice President and Director	Vice President and Trustee
Joseph Hernandez	Vice President	None
Perry D. Hooker	Vice President	None
Chris Howe	Vice President	None
Elizabeth Johnson	Vice President	None
Paul F. Jones	Vice President	None
Steve Jones	Vice President	None
Lindsey Kidder	Vice President	None
Thomas P. Luka	Vice President	None
Coleen Lynch	Vice President	None
John Macejka	Vice President	None
Christopher Marek	Vice President	None
Geoff Marshall	Vice President	None
Christopher Mason	Vice President	None
Judy Snow May	Vice President	None
Don McCaughey	Vice President	None

                                                                         C-5

Andy McClelland	Vice President	None
Dave McDonald	Vice President	None
Tim McEwen	Vice President	None
David Michaud	Vice President	None
Morgan C. Mohrman	Senior Vice President	None
Don Murphy	Vice President	None
James A. Naughton	Vice President	None
Joseph Nelson	Vice President	None
Mark D. Nelson	Vice President	None
Scott Nelson	Vice President	None
Linda D. Newkirk	Vice President	None
James O’Brien	Vice President	None
Andrew Ogren	Vice President	None
Philip Pace	Vice President	None
Margaret Pier	Vice President	None
Shannon Price	Vice President	None
James Putman	Vice President	None
James Queen	Vice President	None
David Richman	Vice President	None
Tim Roach	Vice President	None
Randy Skarda	Vice President	None
Lawrence Sinsimer	Senior Vice President	None
Bill Squadroni	Vice President	None
Joseph Staszkiw	Vice President	None
William M. Steul	Vice President and Director	None
Cornelius J. Sullivan	Senior Vice President	None
Frank Sweeney	Vice President	None
Gigi Szekely	Vice President and Chief Compliance Officer	None
Stefan Thielen	Vice President	None
Michael Tordone	Vice President	None
George Torruella	Vice President	None
John M. Trotsky	Vice President	None
Jerry Vainisi	Vice President	None
John Vaughan	Vice President	None
Greg Walsh	Vice President	None
Stan Weiland	Vice President	None
Wharton P. Whitaker	President and Director	None
Greg Whitehead	Vice President	None
Mark Whitehouse	Vice President	None
Steve Widder	Vice President	None
Charles Womack	Vice President	None
Joseph Yasinski	Vice President	None
Trey Young	Vice President	None
Gregor Yuska	Vice President	None

* Address is The Eaton Vance Building, 255 State Street, Boston, MA 02109

(c) Not applicable

Item 28. Location of Accounts and Records

     All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the possession and custody of the Registrant’s custodian, Investors Bank & Trust Company, 200 Clarendon Street, 16th Floor, Mail Code ADM27, Boston, MA 02116, and its transfer agent, PFPC Inc., 4400 Computer Drive, Westborough, MA 01581-5120, with the exception of certain corporate documents and portfolio trading documents which are in the possession and custody of the administrator and investment adviser or sub-adviser. Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of Eaton Vance Management and Boston Management and Research.

Item 29. Management Services
Not applicable
Item 30. Undertakings
None C-7

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston, and the Commonwealth of Massachusetts, on May 25, 2006.

EATON VANCE MUNICIPALS TRUST II
By: /s/ CYNTHIA J. CLEMSON
Cynthia J. Clemson, President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on May 25, 2006.

Signature	Title
/s/ Cynthia J. Clemson	President (Chief Executive Officer)
Cynthia J. Clemson
/s/ Barbara E. Campbell	Treasurer (Principal Financial and Accounting Officer)
Barbara E. Campbell
Benjamin C. Esty*	Trustee
Benjamin C. Esty
James B. Hawkes*	Trustee
James B. Hawkes
Samuel L. Hayes, III*	Trustee
Samuel L. Hayes
William H. Park*	Trustee
William H. Park
Ronald A. Pearlman*	Trustee
Ronald A. Pearlman
Norton H. Reamer*	Trustee
Norton H. Reamer
Lynn A. Stout*	Trustee
Lynn A. Stout
Ralph F. Verni*	Trustee
Ralph F. Verni
*By: /s/ Alan R. Dynner
Alan R. Dynner (As attorney-in-fact)

                                                                              EXHIBIT INDEX

     The following exhibits are filed as part of this amendment to the Registration Statement pursuant to Rule 483 of Regulation C.

Exhibit No.	Description
(i) (2)	Consent of Counsel dated May 25, 2006.
(j) (1)	Consent of Independent Registered Public Accounting Firm for Eaton Vance Florida Insured Municipals Fund, Eaton Vance Hawaii Municipals Fund and Eaton Vance Kansas Municipals Fund.

(2)	Consent of Independent Registered Public Accounting Firm for for Eaton Vance High Yield Municipals Fund.

(m) (1)	Eaton Vance Municipals Trust II Class A Distribution Plan adopted June 23, 1997 and amended April 24, 2006 with attached Schedule A.

(m) (3) (b)	Amendment to Schedule A dated November 14, 2005 of Eaton Vance Municipals Trust II Class A Distribution Plan adopted June 23, 1997.

                                                                                       C-9